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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GROUP 1 AUTOMOTIVE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GROUP 1 AUTOMOTIVE

DIGITAL
MARKETING

2015 Proxy Statement

Integrity • Transparency • Professionalism • Teamwork

April              , 2015

Dear Fellow Stockholder:

You are cordially invited to attend Group 1 Automotive's 2015 Annual Meeting of Stockholders to be held at the Company's Sterling McCall Lexus dealership, 10025 Southwest Freeway, Houston, TX 77074, on Tuesday, May 19, 2015, at 10:00 a.m. Central Daylight Time.

2014 was an exciting year for both the Company and its shareholders, as it marked the fifth consecutive year of double-digit growth of both net income and revenue. While revenue increased across each of our business segments in 2014, management remained focused on shareholder value by leveraging revenue growth, optimizing our brand and dealership portfolio here in the United States, strategically expanding our presence in Brazil and the United Kingdom, simplifying our capital structure, repurchasing shares, increasing the quarterly cash dividend, and building the expertise within our board of directors.

This year's meeting agenda includes a vote to (i) elect two Class I directors, (ii) approve an amendment to our Restated Certificate of Incorporation to declassify our Board of Directors, (iii) approve, on a non-binding advisory basis, our executive compensation, (iv) approve our Employee Stock Purchase Plan (as amended and restated), and, (v) ratify Ernst & Young LLP as our independent registered public accountants. Management will also review the Company's record business and financial performance.

The Company's success involves thoughtful planning and dialogue from a dedicated team of people which include our customers, our employees, and you, our shareholders. We hope you are able to join us at the Annual Meeting, but if you cannot we look forward to hearing your voice via your participation in voting on the business items set forth in the attached notice. Regardless of the number of shares you own, your vote matters. We encourage you to sign and return your proxy card, or use telephone or Internet voting prior to the meeting, to assure that your shares are represented and voted at the meeting.

Thank you for your time and interest in Group 1.

Sincerely,

John L. Adams Chairman of the Board	Earl J. Hesterberg President & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF GROUP 1 AUTOMOTIVE, INC.

Date:	May 19, 2015
Time:	10:00 a.m.
Place:	Sterling McCall Lexus 10025 Southwest Freeway Houston, TX 77074

Matters to be voted on:

  1.
  To elect two Class I directors to serve until the 2018 Annual Meeting of Stockholders;

  2.
  To approve an Amendment to our Restated Certificate of Incorporation to declassify our Board of Directors;

  3.
  To approve, on a non-binding advisory basis, our executive compensation;

  4.
  To approve the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated);

  5.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015; and

  6.
  To transact such other business as may be properly brought before the meeting.

Stockholders of record at the close of business on March 23, 2015, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders will be available and may be inspected during normal business hours for a period of at least 10 days prior to the Annual Meeting at the offices of Group 1, 800 Gessner, Suite 500, Houston, Texas 77024. The list of stockholders will also be available for your review at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

The proxy materials, including this Notice of Annual Meeting, the proxy statement, a proxy card, and our Annual Report to Stockholders for the fiscal year ended December 31, 2014 are being distributed and made available on or about April              , 2015.

Your vote is important. We urge you to review the accompanying materials carefully and to vote by telephone or Internet as promptly as possible. Alternatively, you may complete, sign and return the proxy card by mail.

By Order of the Board of Directors,

Beth Sibley Corporate Secretary

Houston, Texas
April              , 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 19, 2015

The Notice of Annual Meeting of Stockholders, our Proxy Statement for the Annual Meeting and our Annual Report to Stockholders for the fiscal year ended December 31, 2014 are available at http://www.proxyvote.com.

2015 Proxy Summary	i

2015 Annual Meeting Date and Location	1

Delivery of Proxy Materials	1

Questions and Answers about the Annual Meeting	2

Information about our Board of Directors and its Committees	6

Proposal 1 — Election of Directors	16
Proposal 2 — Amendment to our Restated Certificate of Incorporation to declassify our Board of Directors	25
Proposal 3 — Non-Binding Advisory Vote on Executive Compensation	27
Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)	28
Proposal 5 — Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm	34

Report of the Audit Committee	36

Executive Officers	37

2014 Compensation Discussion and Analysis	39
Business and Financial Highlights	39
Compensation and Corporate Governance	40
Role of the Compensation Committee, its Consultant and Management	40
Objectives of our Executive Compensation Program	41
Compensation Components	43
Employment Agreements, Severance Benefits and Change in Control Provisions	49
Hedging and Pledging Prohibitions	49
Policy on Payment or Recoupment of Performance-Based Cash Bonuses and Performance-Based Stock Bonuses in the Event of Certain Restatements ("Clawbacks")	50

2015 Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

This proxy statement is being distributed and made available on or about April              , 2015 in connection with the solicitation of proxies by the Board of Directors of Group 1 Automotive, Inc. for use at our 2015 Annual Meeting of Stockholders.

Annual Meeting of Stockholders:

Time & Date:	10:00 a.m., May 19, 2015
Place:	Sterling McCall Lexus 10025 Southwest Freeway Houston, TX 77074
Record date:	March 23, 2015
Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. All elections of directors shall be decided by plurality vote. In plurality voting, the nominees who receive the highest number of votes are elected. All other matters submitted to the stockholders shall be decided by the affirmative vote of a majority of the votes cast with respect to the matter presented, except for the amendment to our Restated Certificate of Incorporation providing for the declassification of the Board, which requires the affirmative vote of 80% of our issued and outstanding shares of common stock.

Compensation and Corporate Governance Highlights

Compensation and Corporate Governance Highlights
✓ Non-Executive Chairman of the Board	✓ Clawback Provisions for Certain Restatements
✓ No Excise Tax Gross-Ups	✓ Average Board Attendance of 98% during 2014
✓ Say on Pay Advisory Vote Conducted Annually	✓ No Stockholder Rights Plan (Poison Pill)
✓ Robust Stock Ownership Guidelines for our Officers and Directors	✓ Company Policy Prohibits Pledging and Hedging of Group 1 Common Stock
✓ Director Resignation Policy for Directors who receive a Majority Withheld Vote in an uncontested Director Election	✓ We are requesting Stockholder approval to Amend our Restated Certificate of Incorporation to declassify our Board
✓ Independent Compensation Consultant retained by our Compensation Committee, who does not perform any other work for our Company	✓ Regular Board and Committee Self-Evaluations

     2015 Proxy Statement    i

Voting Matters and Board Recommendations:

Management Proposals:	Board's Recommendation	Page (for more detail)
Election of Class I Director Nominees	FOR Each Director Nominee	16

Approval of the Amendment to our Restated Certificate of Incorporation to declassify our Board of Directors	FOR	25

Approval, on a Non-Binding Advisory Basis, of our Executive Compensation	FOR	27

Approval of Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)	FOR	28

Ratification of Ernst & Young as Independent Registered Public Accounting Firm	FOR	34

Class I Director Nominees (Proposal 1)

The following table provides summary information about our nominees for election to the Board of Directors. Additional information for all of our directors, including the nominees, may be found beginning on page 18.

Nominee	Age	Director Since	Occupation	Committee Memberships(1)	Other Public Company Boards
Doyle L. Arnold	66	2015	Vice Chairman & Chief Financial Officer, Zions Bancorporation	I, AC NGC

Earl J. Hesterberg	61	2005	President & Chief Executive Officer, Group 1 Automotive	FRM	Stage Stores, Inc.

(1)
I — Independent Director
AC — Audit Committee
CC — Compensation Committee
FRM — Finance/Risk Management Committee
NGC — Nominating/Governance Committee

The Board recommends a vote "FOR" each Class I director nominee.

Amendment to our Restated Certificate of Incorporation to declassify our Board of Directors (Proposal 2)

We are asking stockholders to approve an amendment to our Restated Certificate of Incorporation to allow directors to be elected by our stockholders on an annual basis. The Board and Nominating/Governance Committee believe that this additional stockholder right is in the best interest of stockholders as it enhances accountability of the Board to stockholders.

The Board of Directors recommends a vote "FOR" the Amendment to our Restated Certificate of Incorporation to declassify our Board.

 ii          2015 Proxy Statement

Frequency of Say-on-Pay Vote

In 2011, our stockholders indicated a preference for an annual "Say-on-Pay" vote. At last year's Annual Meeting of Stockholders, our stockholders approved the compensation of our named executive officers with a substantial majority of our stockholders (93% of votes cast) voting in favor. In evaluating this year's "Say-on-Pay" proposal, we recommend that you review our CD&A, which explains how and why the Compensation Committee arrived at its executive compensation actions and decisions for 2014.

Executive Compensation Advisory Vote (Proposal 3)

We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers. We believe that our compensation policies and practices are effective in achieving our Company's goals of rewarding sustained financial and operating performance, leadership excellence and aligning the executives' long-term interests with those of our stockholders. Our compensation philosophy is to set the fixed compensation of our Named Executive Officers competitively for their demonstrated skills and industry experience. Our variable compensation, both annual and long-term, reflects the results of performance against a combination of quantitative and subjective measures. The Compensation Committee targets the median of the market for all elements of pay, including base salary, annual incentive, long-term incentives and appropriate perquisites.

Compensation Components

Type	Form	Terms
Cash	Salary	Set annually based on market conditions, peer data and other factors

Cash	Annual Incentive	Linked to financial-based and mission-based goals, but discretionary factors are also considered

Equity	Long-Term Incentive Awards	Restricted stock with restrictions lapsing over a five-year period: 0%-40%-20%-20%-20%, to reward performance and promote retention of certain key employees

Other	Employment Agreements and Severance and Change of Control Arrangements	Change of Control payment equal to 30 months base salary for our President/CEO and our Senior Vice President/CFO and 15 months base salary for our Vice President/General Counsel, plus prior year's pro rata annual bonus
Under certain circumstances (as more fully described on pages 59-63), our CEO and his spouse will receive continued medical coverage for a period up to 36 months

Other	Deferred Compensation Plan	Allows deferral of up to 50% base salary and 100% of incentive bonus

Other	Perquisites	Demonstrator vehicle(s) and/or vehicle allowance

Our CEO may use our Company aircraft for up to 40 hours of personal use, provided he reimburses us based on the published standard industry fare level valuation method; we pay for club membership privileges that are used for business and personal purposes by our CEO

Other	Benefits	On same terms as other employees, including our employee stock purchase plan

Other	Indemnification Agreements	Indemnification for our Named Executive Officers provided the executive was acting in good faith and in the best interest of our Company

     2015 Proxy Statement    iii

2014 Summary Compensation

Set forth below is the 2014 compensation for each Named Executive Officer.

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)	Total ($)
Earl J. Hesterberg President and CEO	1,000,000	—	2,881,350	1,250,000	119,519	553,792	5,804,661

John C. Rickel Senior Vice President and CFO	566,500	—	992,465	651,475	155,433	24,550	2,390,423

Darryl M. Burman Vice President and General Counsel	427,500	—	640,300	320,625	11,147	28,586	1,428,158

Peter C. DeLongchamps Vice President, Financial Services, Manufacturer Relations and Public Affairs	443,000	100,000	704,330	332,250	40,559	25,060	1,645,199

J. Brooks O'Hara Vice President, Human Resources	309,200	—	531,449	231,900	30,002	19,100	1,121,651

(1)
The amounts in the "Stock Awards" column reflect the required accounting expense for these awards and do not correspond to the actual value that may be recognized. These amounts represent the grant date fair value of awards computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718. Assumptions made in the calculation of these amounts are included in Note 5 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Certain of these awards have no intrinsic value to the recipient until the performance or vesting schedule is met. Vesting schedules for equity awards can be found in the footnotes to the "Outstanding Equity Awards as of December 31, 2014" table.

(2)
Amounts reflect above-market earnings on the Deferred Compensation Plan. Amounts are reflective of earnings in excess of 120% of the applicable federal long-term rate, with compounding, of 3.92%. We do not offer a pension plan.

The Board recommends a vote "FOR" the non-binding advisory
approval of our executive compensation.

 iv          2015 Proxy Statement

Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated) (Proposal 4)

The purpose of our employee stock purchase plan is to provide an incentive to our employees to purchase a proprietary interest in our Company through their purchase of shares of our common stock. We are asking our stockholders to approve the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated). We believe that owning shares of our common stock is a retention tool, and directly ties the interests of our employees to the interests of our stockholders. Additional details concerning our employee stock purchase plan can be found on pages 28-33.

The Board recommends a vote "FOR" approval of the
Group 1 Automotive, Inc.
Employee Stock Purchase Plan (as Amended and Restated).

Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2015 (Proposal 5)

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2015. Set forth below is summary information with respect to Ernst & Young's fees for services provided in 2013 and 2014.

Type of Fees	2013 ($)	2014 ($)
Audit Fees	1,909,493	2,439,000

Audit Related Fees	631,880	—

Tax Fees	526,780	201,267

All Other Fees	2,200	2,160

Total	3,070,353	2,642,427

The Board recommends a vote "FOR" ratification of
Ernst & Young LLP as our independent registered public accounting firm for 2015.

     2015 Proxy Statement    v

800 Gessner, Suite 500
Houston, TX 77024

Proxy Statement

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors ("our Board" or the "Board") of Group 1 Automotive, Inc. ("Group 1", the "Company" or "our Company") for use at our 2015 Annual Meeting of Stockholders (the "Annual Meeting"), and at any adjournment or postponement thereof. Proxy materials were first sent to stockholders on or about April              , 2015.

2015 Annual Meeting Date and Location

Our Annual Meeting will be held at Sterling McCall Lexus, 10025 Southwest Freeway, Houston, TX 77074, on Tuesday, May 19, 2015, at 10:00 a.m., Central Daylight Time, or at such other time and place to which the meeting may be adjourned.

References in this proxy statement to the Annual Meeting also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

Delivery of Proxy Materials

The proxy materials, including this proxy statement, the Notice of Annual Meeting, a proxy card, and our Annual Report to Stockholders for the fiscal year ended December 31, 2014 were mailed to stockholders on or about April              , 2015.

The Notice of Internet Availability provides instructions on how to inform us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an

e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a timelier manner, save us the cost of printing and mailing documents to you, and conserve natural resources.

     2015 Proxy Statement    1

Questions and Answers

What is the purpose of the meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting, including the election of two Class I directors, the amendment to our Restated Certificate of Incorporation to declassify our Board of Directors, the advisory vote to approve executive compensation, the approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan,

and the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and the consideration of any other matters properly presented at the meeting. In addition, senior management will report on our business and financial performance during fiscal year 2014 and respond to your questions.

Who is entitled to vote at the meeting?

Only our stockholders as of 5:00 p.m., Central Daylight Time, on March 23, 2015 (the record date) are entitled to receive notice of the Annual Meeting and to vote at the meeting. On March 23, 2015,

there were 24,279,051 shares of Group 1 common stock issued and outstanding and entitled to vote at the meeting.

How many votes may I cast?

You are entitled to one vote for each share of Group 1 common stock you owned at 5:00 p.m.,

Central Daylight Time, on March 23, 2015, on all matters presented at the meeting.

What is the difference between a stockholder of record and a beneficial owner or "street name" holder?

If your shares are registered directly in your name with our registrar and transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a stockholder of record with respect to those shares. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of those shares, and your shares are held in "street name."

How do I vote my shares?

If you are a stockholder of record on the record date, you may vote in person at the Annual Meeting or by proxy using any of the following methods:

Internet — visit the website shown on the proxy card (www.proxyvote.com) and follow the instructions at that website at any time prior to 11:59 p.m., Eastern Daylight Time, on May 18, 2015;

Telephone — within the U.S. or Canada, call the toll-free telephone number shown on the proxy card or and follow the instructions at any time prior to 11:59 p.m., Eastern Daylight Time, on May 18, 2015; or

Mail — if you receive a paper copy of the proxy materials, complete, sign and date the proxy card and return the proxy card in the prepaid envelope. Your proxy card must be received by the Company before the voting polls close at the Annual Meeting.

If you vote by Internet or telephone, do not return your proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Submitting your proxy by Internet or telephone will not affect your right to vote in person should you decide to attend the Annual

 2          2015 Proxy Statement

Questions and Answers

Meeting. If you want to vote in person at the meeting, you must request a ballot. For directions to the Annual Meeting visit www.sterlingmccalllexus.com/HoursAndDirections.

If you hold your shares in street name, you will receive instructions from your broker, bank or other nominee describing how to vote your shares. Beneficial owners voting by telephone or Internet are subject to the same deadlines as described above for holders of record. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.

If you hold common stock in BOTH street name and as a stockholder of record, YOU MUST VOTE SEPARATELY for each position of common stock.

Can I change my vote or revoke my proxy?

If you are a stockholder of record on the record date, you can revoke your proxy prior to the completion of voting at the Annual Meeting by:

•
delivering an executed, later-dated proxy that is received by the Corporate Secretary of the Company before the voting polls close at the Annual Meeting;

•
resubmitting your proxy by Internet or telephone at any time prior to 11:59 p.m., Eastern Daylight Time, on May 18, 2015;

•
delivering a written notice of revocation of the proxy to Beth Sibley, Corporate Secretary, Group 1 Automotive, Inc., 800 Gessner,

Suite 500, Houston, Texas 77024 no later than May 18, 2015; or

•
voting in person at the Annual Meeting.

Only your latest dated proxy we receive prior to the Annual Meeting will be counted. Further, your attendance at the Annual Meeting will not automatically revoke your proxy.

If you are a street name stockholder you must follow the instructions of your broker, bank or other nominee to revoke your voting instructions. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee.

What is the effect of broker non-votes and abstentions and what vote is required to approve each proposal?

If you hold your shares in "street name," you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each routine matter under the rules of the New York Stock Exchange.

If you do not provide specific voting instructions to your broker on non-routine matters, your broker may not cast a vote on the proposal, resulting in a broker non-vote. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-routine matters. If you are a beneficial owner holding shares through a broker, bank or other nominee and you do not vote on certain matters, your broker may cast a vote on your behalf for Proposal No. 5, but may not cast a vote on Proposals No. 1, 2, 3 or 4. Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

     2015 Proxy Statement    3

Questions and Answers

The table below describes the vote required for approval of each matter to be brought before the meeting, as well as the treatment of abstentions and broker non-votes as to each matter.

Agenda Item No.	Vote Required	Treatment of Abstentions	Treatment of Broker Non-Votes
1	Each nominee must receive the affirmative vote of a plurality of the votes cast. Class I nominees with the most votes are elected, subject to our majority voting policy described below	Not applicable	Not taken into account

2	The affirmative vote of the holders of at least 80% of the shares outstanding	Against	Against

3	The affirmative vote of the holders of a majority of the votes cast	Not applicable	Not taken into account

4	The affirmative vote of the holders of a majority of the votes cast	Not applicable	Not taken into account

5	The affirmative vote of the holders of a majority of the votes cast	Not applicable	Not applicable

The Company's majority voting policy requires any director nominee in an uncontested election who receives a greater number of votes "withheld" than votes "for" his or her election to tender his or her resignation promptly following the certification of the election results. The Nominating/Governance Committee of the Board will consider all of the relevant facts and circumstances and make a recommendation to the Board with respect to whether to accept the resignation. Within 90 days, the Board is required to take action with respect to the recommendation and to promptly disclose its decision. The majority voting policy is more fully described in "Information about Our Board of Directors and Its Committees — Majority Voting Policy."

Our Board has appointed Earl J. Hesterberg, our President and Chief Executive Officer, and John C. Rickel, our Senior Vice President and Chief Financial Officer, as the management proxy holders for the Annual Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holders in accordance with the instructions on the proxy card you submit by mail, or the instructions provided for any proxy submitted by telephone or Internet, as applicable. For stockholders who have their shares voted by duly submitting a proxy by mail, telephone or Internet, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise.

How does the Board recommend I vote?

Our Board of Directors recommends that you vote your shares "FOR" each of the Class I director nominees; "FOR" the proposal to amend our Restated Certificate of Incorporation to declassify our Board; "FOR" the approval, on a non-binding advisory basis, of our executive compensation;

"FOR" approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan; and "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015.

 4          2015 Proxy Statement

Questions and Answers

What is a quorum?

We need a quorum with respect to each proposal being submitted for stockholder vote. A quorum will be present for purposes of proposals 1, 3, 4 and 5 if the holders of a majority of the shares of common stock entitled to vote are present in person or represented by proxy at the Annual Meeting. A quorum exists for purposes of proposal 2 when holders of at least 80% of the outstanding shares of the common stock are present in person or represented by proxy at the Annual Meeting. Our independent inspector of election, Broadridge Financial Solutions will determine whether or not a quorum is present. There must be a quorum for the Annual Meeting to be held. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting.

If less than a quorum is represented at the meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice, and the persons named as proxies will vote the proxies they have been authorized at the Annual Meeting in favor of such an adjournment.

In the event a quorum is present at the Annual Meeting but sufficient votes to approve any of the items proposed by our Board have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient proxies have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of the holders of a majority of those shares of common stock represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote the proxies they have been authorized to vote on any other business properly before the meeting in favor of such an adjournment.

Who will bear the cost of soliciting votes for the Annual Meeting?

We have engaged Alliance Advisors to assist with the solicitation of proxies for a fee not to exceed $5,000, plus reimbursement for reasonable out-of-pocket expenses. We will bear all expenses of soliciting proxies. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Group 1 may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Who will count the votes?

We have engaged Broadridge Financial Solutions to tabulate the votes and to serve as inspector of election at the Annual Meeting for a fee of approximately $3,500. Broadridge will separately tabulate For, Against and Withhold votes, abstentions and broker non-votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.

May I propose actions for consideration at next year's Annual Meeting of Stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read "Stockholder Proposals for 2016 Annual Meeting" for information regarding the submission of stockholder proposals and director nominations for consideration at next year's Annual Meeting.

     2015 Proxy Statement    5

Information about our Board of Directors and its Committees

In 2014, the Board held 10 meetings and acted by unanimous written consent nine times. Committees of the Board held a combined total of 21 meetings. Each incumbent director attended 98% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2014, and, except for two directors who were unable to attend one Board meeting, attendance at such meetings was 100% for all directors. Under our Corporate Governance Guidelines, our directors are encouraged to attend the Annual Meeting of our stockholders. All of the then-sitting directors attended our 2014 Annual Meeting of Stockholders. We currently expect all of our directors standing for election to be present at the 2015 Annual Meeting.

Our Board and each of its committees annually conduct a self-evaluation to assess, and identify opportunities to improve, their respective performance. The Nominating/Governance Committee leads our Board in its annual self-evaluation.

Corporate Governance

We are committed to good corporate governance which includes the highest standards of professional and personal conduct. Our Board has adopted several governance documents to guide the operation and direction of our Board and its committees, which include our Corporate Governance Guidelines, Code of Ethics, Code of Conduct and charters for the Audit Committee,

Compensation Committee, Nominating/Governance Committee and Finance/Risk Management Committee. Each of these documents is available on our website at www.group1auto.com and stockholders may obtain a printed copy, free of charge, by sending a written request to Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

Board Leadership Structure

The Nominating/Governance Committee's charter provides that the committee will annually assess the leadership structure of the Board and recommend a structure to the Board for approval. In 2014, the Nominating/Governance Committee conducted that assessment, and determined that having an independent director serve as non-executive Chairman of the Board continues to be in the best interest of our stockholders at this time. Our Chief Executive Officer is responsible for setting our strategic direction and providing day-to-day leadership, while the Chairman of the

Board sets the agenda for Board meetings, presides over meetings of the full Board and provides guidance to our Chief Executive Officer. We believe this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. We discuss our directors' qualifications and characteristics under "Proposals to be Voted on by Stockholders — Proposal 1 — Election of Directors — Board of Directors."

Board Diversity

Our Nominating/Governance Committee is responsible for identifying and recommending to our Board qualified individuals to be nominated to serve on our Board. Our Board's objective is to select individuals that have a demonstrated record of integrity, sound business judgment, leadership, objectivity, independence of mind, and commitment. In selecting potential Board candidates, our Board seeks independent directors who represent a mix of backgrounds and

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Information about our Board of Directors and its Committees experiences that will enhance the quality of our Board's deliberations and decisions. Board membership should reflect diversity in its broadest sense, including persons diverse in perspectives,

personal and professional experiences, geography, gender, and ethnicity. This process has resulted in a Board that is comprised of highly qualified directors that reflect diversity as we define it.

Independence of the Members of our Board

The Board has analyzed the independence of each director. It has affirmatively determined that Ms. Wright and Messrs. Adams, Arnold, Quinn, Strange and Watson (all of our non-employee directors) are independent directors under the New York Stock Exchange's listing standards. As part of its analysis, the Board determined that none of these directors has a material relationship with our

Company. Mr. Hesterberg was determined not to be independent because he is our President and Chief Executive Officer, and Mr. Pereira, who was appointed to the Board following our acquisition of UAB Motors Participações, S.A. ("UAB"), was determined not to be independent because he is our Regional Vice President, Brazil and the Chairman of UAB.

Charitable Contributions

We have in the past, and may, in the future, make donations to various charitable organizations. From time to time, some of our directors, officers and employees have been, and in the future may be,

affiliated with such charities. During the annual independence review, our Board determined that any such affiliations did not impact the independence of our directors.

Majority Voting Policy

Under our majority voting policy, in an uncontested election of directors, any nominee who receives a greater number of votes "withheld" than votes "for" his or her election will, promptly following the certification of the stockholder vote, tender his or her written resignation to the Board for consideration by the Nominating/Governance Committee. The Nominating/Governance Committee will consider the resignation and will make a recommendation to the Board concerning whether to accept or reject it.

In determining its recommendation to the Board, the Nominating/Governance Committee will consider all factors it considers relevant, which may include:

•
the stated reason or reasons why stockholders who cast withhold votes for the director did so;

•
the qualifications of the director; and
•
the results of the most recent evaluation of the tendering director's performance by the Nominating/Governance Committee and other members of the Board.

Under our majority voting policy, the Board will take formal action on the recommendation no later than 90 days following the certification of the results of the stockholders' meeting. In considering the recommendation, the Board will consider the information, factors and alternatives considered by the Nominating and Governance Committee and any additional information that the Board considers relevant. The Company will promptly disclose the Board's decision whether to accept or reject the director's tendered resignation. If applicable, the Board will also disclose the reason or reasons for rejecting the tendered resignation.

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Information about our Board of Directors and its Committees

Executive Sessions of our Board

The independent directors meet in executive session at each regularly scheduled meeting of our Board. Mr. Adams, our non-executive Chairman of the Board, presides over these meetings and is responsible for preparing an agenda for the meetings of the independent directors in executive session.

Risk Oversight

Our Board, as a whole and through its committees, has broad responsibility for the oversight of risk management as well as specific risk management accountability for governance, overall operational risk, executive compensation, Chief Executive Officer succession planning and our system of internal controls, including financial reporting. In its risk management role, our Board has the responsibility to satisfy itself that our risk management processes and controls are adequate and functioning as designed and that our business is conducted wisely and in compliance with proper governance and applicable laws and regulations.

Much of our Board's oversight work is delegated to various committees, which meet regularly and report back to the full Board. All committees have significant roles in carrying out the risk oversight and management function. Each committee is comprised entirely of independent directors, except the Finance/Risk Management Committee, and is responsible for overseeing risks associated with its respective area of responsibility as further detailed below.

The Finance/Risk Management Committee is charged with oversight of our risk exposure related to our operations, including, among other things, cyber security and data protection and litigation management, enterprise risk management strategies, strategies for our insurance programs and our compliance with material debt instruments. The Finance/Risk Management Committee monitors our finance-related activities and provides guidance to management and the Board concerning our long-range financial policies and objectives.

The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting (primarily internal control risks)

and legal and regulatory compliance. In fulfilling these oversight responsibilities, the Audit Committee meets with our management and independent registered public accounting firm regarding the adequacy of our financial controls and our compliance with legal, tax and regulatory matters, as well as our significant financial and accounting policies. The Audit Committee also separately meets with our director of internal audit on a regular basis, and with other members of management, as deemed appropriate, to review, among other things, the identified risk areas and scope of the internal audit approach. The Audit Committee receives regular reports regarding the status and findings of audits being conducted by the internal auditors and independent registered public accounting firm, accounting changes that could affect our financial statements and proposed audit adjustments. Further, the Audit Committee chair routinely meets between formal Audit Committee meetings with our chief financial officer, corporate controller, director of internal audit and our independent registered public accounting firm.

The Compensation Committee is responsible for overseeing risks relating to employment policies, our compensation policies and programs and our benefits systems. To assist it in satisfying these oversight responsibilities, from time to time the Compensation Committee has retained its own compensation consultant and meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions being made. A separate discussion regarding the risk considerations in our compensation programs, including the processes that are put in place by the Compensation Committee and management to identify, manage and mitigate potential risks in compensation, can be found on page 51 of this proxy statement.

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Information about our Board of Directors and its Committees

The Nominating/Governance Committee is responsible for oversight of risks relating to succession planning for our Chief Executive Officer and other key officers, our corporate governance guidelines and practices and our corporate compliance program. To satisfy these oversight responsibilities, the Committee receives regular reports from our officers that are responsible for each of these areas on matters such as progress against succession planning programs and goals that could affect our operations. In addition, on an annual basis, the Nominating/Governance Committee conducts a review of the performance of the Board and its committees and reviews and reassesses the adequacy of the corporate governance guidelines and recommends any proposed changes to the Board.

In addition to reports from its committees, our Board receives regular reports directly from the officers responsible for oversight of particular risks within our Company. Specifically, our officers report to our Board regarding the Enterprise Risk Management Program that management has implemented to assess, manage and monitor areas of risk that are significant to our business, including safety and risk, strategic planning and operational risk, financial and accounting risk, and governance, regulatory and legislative risk. Risk profiles are updated annually to insure that all risks continue to be identified. Our officers also report to our Board on which risks management has assessed as the most significant, together with management's plans to mitigate those risks. Further, our outside counsel reports in person to our Board periodically on an as-needed basis to keep our directors informed concerning legal risks and other legal matters involving our Company. Finally, we have robust internal audit systems in place to review adherence to policies and procedures, which are supported by a separate internal audit department.

Committees of our Board

Our Board has established four standing committees to assist it in discharging its responsibilities: the Audit Committee, the Compensation Committee, the Nominating/Governance Committee and the Finance/Risk Management Committee. The following chart reflects the current membership of each committee:

Name	Audit Committee	Compensation Committee	Nominating/ Governance Committee	Finance/Risk Management Committee
John L. Adams	M	M	C	M

Doyle L. Arnold	M		M

Earl J. Hesterberg				M

Lincoln Pereira				M

Stephen D. Quinn	M	M		C

J. Terry Strange	C	M		M

Max P. Watson, Jr.		C	M	M

MaryAnn Wright	M		M

M — Member
C — Chairman

Each of the committee charters is available on our website at www.group1auto.com and stockholders may obtain printed copies, free of charge, by sending a written request to Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

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Information about our Board of Directors and its Committees

Audit Committee

Pursuant to its charter, the purposes and responsibilities of our Audit Committee are to:

•
oversee the quality, integrity and reliability of the financial statements and other financial information we provide to any governmental body or the public;

•
oversee our compliance with legal and regulatory requirements;

•
oversee the qualifications, performance and independence of our independent registered public accounting firm;

•
oversee the performance of our internal audit function;

•
oversee our systems of internal controls regarding finance, accounting, legal compliance and ethics that our management and our Board have established;

•
provide an open avenue of communication among our independent registered public accounting firm, financial and senior management, the internal auditing department, and our Board, always emphasizing that the independent registered public accounting firm is accountable to the Audit Committee; and

•
perform such other functions as our Board may assign to the Audit Committee from time to time.

In addition to, and in connection with, the purposes and responsibilities described above, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee also reviews our annual and quarterly financial statements and confirms the independence of our independent registered public accounting firm.

While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that our financial statements are complete and accurate, or to determine that such statements are in accordance with accounting principles generally accepted in the United States and other applicable rules and regulations. Our management is responsible for the preparation of our financial statements in accordance with accounting principles generally accepted in the United States and our internal controls. Our independent registered public accounting firm is responsible for the audit work on our financial statements. It is also not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and our policies and procedures. Our management is responsible for compliance with laws and regulations and compliance with our policies and procedures.

All members of the Audit Committee are independent as that term is defined in the New York Stock Exchange's (the "NYSE") listing standards and by Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). Our Board has determined that each member of the Audit Committee is financially literate and that Mr. Strange has the necessary accounting and financial expertise to serve as Chairman. Mr. Strange also serves on the Audit Committees of New Jersey Resources Corporation, Newfield Exploration Company and BBVA Compass. Our Board has determined that Mr. Strange's simultaneous service on these other Audit Committees and our Audit Committee does not impair his ability to serve effectively on our Audit Committee.

Our Board has also determined that Mr. Strange is an "audit committee financial expert" following a determination that Mr. Strange met the criteria for such designation under the Securities and Exchange Commission's ("SEC") rules and regulations. For information regarding Mr. Strange's business experience, please read "Proposal 1 — Election of Directors — Board of Directors." The Audit Committee held eight meetings during 2014, with all members attending.

The Report of the Audit Committee is set forth on page 36 of this proxy statement.

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Information about our Board of Directors and its Committees

Compensation Committee

Pursuant to its charter, the purposes and responsibilities of our Compensation Committee are to:

•
review, evaluate, and approve our agreements, plans, policies, and programs to compensate our senior corporate officers;

•
review and discuss with our management the Compensation Discussion and Analysis to be included in our proxy statement for the Annual Meeting of Stockholders and to determine whether to recommend to our Board that the Compensation Discussion and Analysis be included in the proxy statement, in accordance with applicable rules and regulations;

•
produce the Compensation Committee Report for inclusion in the proxy statement, in accordance with applicable rules and regulations;

•
otherwise discharge our Board's responsibility relating to compensation of our senior corporate officers; and

•
perform such other functions as our Board may assign to the Compensation Committee from time to time.

In connection with these purposes, our Board has entrusted the Compensation Committee with the overall responsibility for establishing, implementing and monitoring the compensation for our senior corporate officers (our executive officers and officers that report directly to our Chief Executive Officer). The Compensation Committee reviews and approves the compensation of our senior corporate officers and makes appropriate adjustments based on Company performance, achievement of predetermined goals and changes in an officer's duties and responsibilities. The Compensation Committee also approves all employment agreements related to the senior corporate officers and approves recommendations regarding equity awards for all employees. Together with management, and any counsel or other advisors deemed appropriate by the

Compensation Committee, the Compensation Committee typically reviews and discusses the particular executive compensation matter presented and makes a final determination, with the exception of compensation matters relating to our Chief Executive Officer. In the case of our Chief Executive Officer, the Compensation Committee reviews and discusses the particular compensation matter (together with our management and any counsel or other advisors deemed appropriate) and formulates a recommendation. The Compensation Committee's Chairman then generally reports the Compensation Committee's recommendation for approval by the full Board or, in certain cases, by the independent directors.

In general, executive compensation matters are presented to the Compensation Committee or raised with the Compensation Committee in one of the following ways: (1) at the request of the Compensation Committee Chairman or another Compensation Committee member or member of our Board, (2) in accordance with the Compensation Committee's agenda, which is reviewed by the Compensation Committee members and other directors on an annual basis, (3) by our Chief Executive Officer or Vice President of Human Resources or (4) by the Compensation Committee's outside compensation consultant.

The Compensation Committee works with the management team, our Chief Executive Officer and our Vice President of Human Resources to implement and promote our executive compensation strategy. The most significant aspects of management's involvement in this process are:

•
preparing materials in advance of Compensation Committee meetings for review by the Compensation Committee members;

•
evaluating executive performance;

•
establishing our business goals; and

•
recommending the compensation arrangements and components for our executives.

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Information about our Board of Directors and its Committees

Our Chief Executive Officer is instrumental to this process. Specifically, the Chief Executive Officer assists the Compensation Committee by:

•
evaluating senior corporate officer performance;

•
providing background information regarding our business goals; and

•
recommending compensation arrangements and components for our senior corporate officers (other than himself).

In addition, our Vice President of Human Resources is involved in the executive compensation process by:

•
providing the necessary compensation information to, and acting as our liaison with, the compensation consultant;

•
updating and modifying compensation plan policies, guidelines and materials, as needed; and

•
providing recommendations to the Compensation Committee and our Chief Executive Officer regarding compensation structure, awards and plan design changes.

Under its charter, the Compensation Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of our senior corporate officers and our directors and also has the sole authority to approve the consultant's fees and other retention terms. To the extent permitted by applicable law, the Compensation Committee may delegate some or all of its authority to subcommittees as it deems appropriate.

During 2014, the Compensation Committee engaged Pearl Meyer & Partners ("PM&P") to conduct a compensation analysis which involved the comparison of long-term, short-term and total compensation of our Named Executive Officers with a selected group of peer companies. We generally compare compensation data at the 25th, 50th and 75th percentiles of the market and engage PM&P to review our analysis. While we do not think it is appropriate to establish compensation based solely on benchmarking, we believe that this practice is useful for two reasons.

First, our compensation practices must be competitive in order to attract and retain executives with the ability and experience necessary to provide leadership and to deliver strong performance to our stockholders. Second, benchmarking allows us to assess the reasonableness of our compensation practices. This process allows us to achieve one of our primary objectives of maintaining competitive compensation to ensure retention when justified and rewarding the achievement of Company objectives so as to align with stockholder interest. PM&P is an independent compensation consulting firm and does not provide any other services to us outside of matters pertaining to executive officer and director compensation. PM&P reports directly to the Compensation Committee, which is the sole party responsible for determining the scope of services performed by PM&P and the directions given to PM&P regarding the performance of such services.

In February 2015, the Compensation Committee considered the independence of PM&P in light of SEC rules and listing standards of the NYSE. The Compensation Committee requested and received a letter from PM&P addressing the consulting firm's independence, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm's total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (5) any company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The letter highlighted three additional factors that supported their independence: (1) PM&P has regular discussions with only the Compensation Committee (or select members of the Compensation Committee) present and where

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Information about our Board of Directors and its Committees

PM&P interacts with management, it is at the Compensation Committee Chair's request and/or with the Chair's knowledge and approval, (2) PM&P has not provided any gifts, benefits, or donations to our Company or received any gifts, benefits, or donations from our Company and (3) PM&P is bound by strict confidentiality and information sharing protocols. The Compensation Committee discussed these considerations, among other things, and concluded that the work of PM&P did not raise any conflict of interest.

All members of the Compensation Committee are independent as that term is defined in the NYSE's listing standards. The Compensation Committee held five meetings during 2014 and all incumbent members were in attendance.

The Report of the Compensation Committee is set forth on page 52 of this proxy statement.

Nominating/Governance Committee

Pursuant to its charter, the purposes and responsibilities of our Nominating/Governance Committee are to:

•
assist our Board by identifying individuals qualified to become members of our Board and recommend director nominees to our Board for election at the Annual Meetings of stockholders or for appointment to fill vacancies;

•
recommend to our Board the appropriate composition of our Board and its committees and Board committee membership and leadership;

•
advise our Board about and recommend to our Board appropriate corporate governance guidelines and practices and assist our Board in implementing those guidelines and practices;

•
lead our Board in its annual review of the performance of our Board and its committees;

•
direct all matters relating to the succession of our Chief Executive Officer and other key officers of the Company; and

•
perform such other functions as our Board may assign to the Nominating/Governance Committee from time to time.

In connection with these purposes, the Nominating/Governance Committee actively seeks individuals qualified to become members of our Board, seeks to implement the independence standards required by law, applicable listing standards, our Restated Certificate of Incorporation, our Amended and Restated Bylaws and our Corporate Governance Guidelines, and

identifies the qualities and characteristics necessary for an effective Chief Executive Officer.

In considering candidates for our Board, the Nominating/ Governance Committee will consider the entirety of each candidate's credentials. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating/Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of our Board may vary in light of its composition and the Nominating/Governance Committee's perceptions about future issues and needs. However, while the Nominating/Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating/Governance Committee may consider, among other factors, diversity, age, skill, experience in the context of the needs of our Board, independence qualifications, moral character and whether prospective nominees have relevant business and financial experience or have industry or other specialized expertise.

The Nominating/Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating/Governance Committee or stockholder recommendations, provided that the procedures set forth below are followed. The Nominating/Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the

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Information about our Board of Directors and its Committees candidate is recommended by a stockholder or not. However, in evaluating a candidate's relevant business experience, the Nominating/Governance Committee may consider previous experience as a member of our Board. Any invitation to join our Board must be extended by our Board as a whole, by the Chairman of the Nominating/Governance Committee and by the Chairman of the Board.

Stockholders or a group of stockholders may recommend potential candidates for consideration by the Nominating/Governance Committee. For additional information on such requests and the applicable timing, please see "Stockholder Proposals for 2016 Annual Meeting."

In addition to the purposes described above, our Board has entrusted the Nominating/Governance Committee with the responsibility for establishing, implementing and monitoring the compensation for our directors. The Nominating/Governance Committee establishes, reviews and approves the compensation of our directors and makes appropriate adjustments based on Company performance, duties and responsibilities of the directors and competitive environment. The Nominating/Governance Committee's primary objectives in establishing and implementing director compensation are to:

•
ensure the ability to attract, motivate and retain the talent necessary to provide qualified Board leadership; and

•
use the appropriate mix of long-term and short-term compensation to ensure high Board/committee performance.

All members of the Nominating/Governance Committee are independent as defined under the NYSE's listing standards. The Nominating/Governance Committee held four meetings during 2014, and all incumbent members were in attendance.

Finance/Risk Management Committee

Pursuant to its charter, the purposes of our Finance/Risk Management Committee are to:

•
review, oversee and report to our Board regarding our financial status and capital structure, debt and equity financings, cash management and other banking activities, compliance with covenants of material debt instruments, investor/stockholder relations, relationships with various financial constituents and securities repurchase activities, and authorize transactions related thereto within limits prescribed by our Board;

•
review and assess risk exposure and insurance related to our operations and authorize transactions within limits prescribed by our Board; and

•
review capital expenditures and other capital spending plans, including significant acquisitions and dispositions of business or assets, and authorize transactions within limits prescribed by our Board.

In connection with these purposes, the Finance/Risk Management Committee reviews periodically our financial status and capital structure and can authorize finance-related activities within limits prescribed by our Board. The Finance/Risk Management Committee reviews with management the status of current litigation matters and regularly reports to our Board on litigation and contingent liabilities. The Finance/Risk Management Committee also consults with management on matters that could have a significant financial impact on our Company and reviews our financial policies and procedures, our compliance with material debt instruments and our significant banking relationships. In addition, the Finance/Risk Management Committee reviews and assesses periodically the risk exposure of our operations and plans and strategies for insurance programs, and authorizes risk management-related activities within limits prescribed by our Board. The Finance/Risk Management Committee also provides direction for the assessment of future capital

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Information about our Board of Directors and its Committees spending and acquisition opportunities and reviews capital expenditure plans, including significant acquisitions and dispositions of businesses and assets and other specific capital projects.

At the request of the Finance/Risk Management Committee, management developed and presented to the Board a robust Enterprise Risk Management Program, concentrating primarily in four principal areas that are significant to our business: (1) safety and risk; (2) strategic planning and operational risk; (3) financial and accounting risk; and (4) governance, regulatory and legislative risk. Risk profiles are updated annually to insure that all risks continue to be identified. Management updates the

Finance/Risk Management Committee as new risks are identified, and the steps taken to mitigate such risks. On an annual basis, management reviews the testing results with the full Board and steps taken to mitigate new risks which have been identified.

All members of the Finance/Risk Management Committee, except for Mr. Hesterberg, our President and Chief Executive Officer and Mr. Pereira, our Regional Vice President, Brazil, are independent as defined under the NYSE's listing standards. The Finance/Risk Management Committee held four meetings during 2014, and all members were in attendance.

Communications with Directors

Our Board welcomes communications from our stockholders and other interested parties. Stockholders and any other interested parties may send communications to our Board, to any committee of our Board, to the non-executive Chairman of the Board (who presides over the executive sessions of our independent and non-management directors), or to any director in particular, to:

c/o Group 1 Automotive, Inc.
800 Gessner, Suite 500
Houston, Texas 77024

Any correspondence addressed to our Board, to any committee of our Board, to the non-executive Chairman of the Board, or to any one of the directors in care of our offices is required to be forwarded to the addressee or addressees without review by any person to whom such correspondence is not addressed.

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Proposal 1 — Election of Directors

Our Restated Certificate of Incorporation ("Certificate") and Amended and Restated Bylaws ("Bylaws") currently provide for three classes of directors serving staggered three-year terms, each to hold office until a successor is elected and qualified or until the director's earlier resignation or removal. Our Board is recommending that our stockholders approve an amendment to our Certificate to declassify our Board. See "Proposal 2 — Amendment to our Restated Certificate of Incorporation to declassify the Board of Directors". The outcome of that vote will determine whether we declassify the Board and provide for annual elections of directors beginning with the 2016 Annual Meeting, or continue to have a classified Board.

The number of directors on our Board is reviewed annually and fixed by our Board from time to time. In February 2013, the Board approved the number of directors serving on the Board to be eight members. The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company. Based on the recommendation from the Nominating/Governance Committee, our Board has nominated Doyle L. Arnold and Earl J. Hesterberg to serve for one-year terms if stockholders approve the amendment to our Certificate to declassify our Board, or alternatively, for three-year terms expiring in 2018 if stockholders do not approve the amendment to our Certificate to declassify our Board. Each nominee is currently a director. At the February 2015 meeting, we appointed Mr. Arnold as a Class I director on our Board to fill the vacant seat created by the resignation of Ms. Beryl Raff. Mr. Hesterberg was most recently elected to our Board by the stockholders in 2012. The term for our Class II directors currently expires in 2016 and the term for our Class III directors currently expires in 2017.

Stockholders may not cumulate their votes in the election of our directors. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve if elected. If a nominee should become unable or unwilling to serve for any reason (which we do not anticipate), proxies may be voted for another person nominated as a substitute by our Board, or our Board may reduce its size.

Under Delaware law and our Bylaws, a plurality of the votes cast is required for the election of directors. This means that the director nominee with the most votes for a particular Board position is elected for that position. You may vote "for" or "withheld" with respect to the election of directors. Only votes "for" or "withheld" are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors.

Our majority voting policy requires, in an uncontested election, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" to promptly tender his or her resignation following certification of the election results. The Nominating/Governance Committee will promptly consider the resignation and a range of possible responses based on the circumstances that led stockholders to withhold votes, if known, and make a recommendation to the Board. The Board will act on the committee's recommendation within 90 days following certification of the results of the election.

If the amendment to our Certificate is approved by our stockholders, and Messrs. Arnold and Hesterberg receive a greater number of votes cast in favor of their continued service on the Board, each will serve for one year and his term will expire at the 2016 Annual Meeting. However, if the amendment is not approved by our stockholders, any director serving in Class I who receives a greater number of votes cast in favor of his continued service on the Board will serve the remainder of his term, or until 2018.

If Proposal 2 in this proxy statement is approved by stockholders, our directors will stand for re-election on an annual basis beginning in 2016. For more information regarding the amendment to our Restated Certificate of Incorporation to declassify of our Board, please see Proposal 2 — Amendment to our Restated Certificate of Incorporation to declassify the Board of Directors.

Our Board of Directors Recommends a Vote "FOR"
the Election of each of the Class I Nominees for Director.

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Proposal 1 — Election of Directors

The following table sets forth certain information, as of the date of this proxy statement, regarding our director nominees and other directors whose terms extend beyond the Annual Meeting.

	Position and Offices with Group 1	Director Since	Age
Class I Nominees

Doyle L. Arnold	Director	2015	66

Earl J. Hesterberg	Director, President and Chief Executive Officer	2005	61

Class II Directors

John L. Adams	Director, Chairman of the Board	1999	70

J. Terry Strange	Director	2003	71

Max P. Watson, Jr.	Director	2001	69

Class III Directors

Lincoln Pereira	Director, Regional Vice President, Brazil	2013	55

Stephen D. Quinn	Director	2002	59

MaryAnn Wright	Director	2014	53

Board of Directors

Our Board believes that each of our directors is highly qualified to serve as a member of our Board. Each of our directors has contributed to the mix of skills, core competencies and qualifications of our Board. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with some of the most reputable organizations in the world. Our Board has also considered the fact that all of our directors have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries. Many of our directors also have served as directors of Group 1 for many years and benefit from an intimate knowledge of our operations and corporate philosophy. Our Board believes that through their varying backgrounds, our directors bring a wealth of experiences and new ideas to our Board.

Described on the following pages are the principal occupations, positions and directorships for at least the past five years of our director nominees and other directors whose terms extend beyond the Annual Meeting, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve on our Board. There are no family relationships among any of our directors or executive officers.

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Proposal 1 — Election of Directors

Skills and Qualifications of our Board of Directors

The following table includes the breadth and variety of business experience that each of our director nominees and other directors with terms extending beyond the Annual Meeting brings to our Board.

Name	Automotive	Retail & Marketing	Board Experience	Public Company Experience	Executive Leadership	Financial Expertise	Advanced Degree	CEO or Similar Role	Technology	Strategic Planning	International
John L. Adams			✓	✓	✓	✓	✓	✓		✓

Doyle L. Arnold			✓	✓	✓	✓	✓			✓

Earl J. Hesterberg	✓	✓	✓	✓	✓		✓	✓		✓	✓

Lincoln Pereira	✓	✓	✓		✓	✓	✓	✓		✓	✓

Stephen D. Quinn			✓	✓	✓	✓	✓			✓

J. Terry Strange			✓	✓	✓	✓	✓	✓			✓

Max P. Watson, Jr.			✓	✓	✓			✓	✓	✓	✓

MaryAnn Wright	✓	✓		✓	✓		✓		✓		✓

Nominees for Election at the Annual Meeting to Term Expiring 2018 (Class I Directors)

Doyle L. Arnold (Class I Director Nominee)

Doyle L. Arnold has served as one of our directors since February 2015. Since 2005 until his resignation in May 2015, Mr. Arnold served as Vice Chairman and Chief Financial Officer at Zions Bancorporation, a large, publicly traded bank holding company. From 2001 to 2005, he served as Executive Vice President, Chief Financial Officer and Corporate Secretary at Zions. Prior to joining Zions Bancorporation, Mr. Arnold was Group Executive Vice President for Corporate Strategy and Development at Bank of America Corporation and Senior Vice President for Corporate Strategy at Wells Fargo & Company, a banking institution. Mr. Arnold also served as Senior Deputy Comptroller of the Currency and executive assistant to the Deputy Secretary of the Treasury during the Reagan administration. He has also served as chief financial and administrative officer of Bankserv, Inc., a leading electronic payments company. Mr. Arnold serves on the Board of Trustees, Finance and Audit Committees of Rice University, on the Board, Finance and Endowment Investment Committees of the Utah Symphony & Opera and on the Lassonde Entrepreneurial Center Advisory Board of the University of Utah. Mr. Arnold received his B.A. in economics and mathematics from Rice University and has an M.B.A. from Stanford University Graduate School of Business. Mr. Arnold brings a wealth of large corporation and financing industry experience to our Board. His lengthy tenure and experience as a Chief Financial Officer for a public company and his extensive background in accounting, finance, risk management and corporate development make him well qualified to serve as a member of the Board.

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Proposal 1 — Election of Directors

Earl J. Hesterberg (Class I Director Nominee)

Earl J. Hesterberg has served as our President and Chief Executive Officer and as a director since April 2005. Prior to joining us, Mr. Hesterberg had served as Group Vice President, North America Marketing, Sales and Service for Ford Motor Company, a global manufacturer and distributor of cars, trucks and automotive parts, since October 2004. From July 1999 to September 2004, he served as Vice President, Marketing, Sales and Service for Ford of Europe, and from 1999 until 2005, he served on the supervisory board of Ford Werke AG. Mr. Hesterberg has also served as President and Chief Executive Officer of Gulf States Toyota, an independent regional distributor of new Toyota vehicles, parts and accessories. He has also held various senior sales, marketing, general management, and parts and service positions with Nissan Motor Corporation in U.S.A. and Nissan Europe, both of which are wholly-owned by Nissan Motor Co., Ltd., a global provider of automotive products and services. Mr. Hesterberg serves on the Board of Directors of Stage Stores, Inc., a national retail clothing chain with over 800 stores located in 39 states where he is a member of the Corporate Governance and Nominating Committee and Chairman of the Compensation Committee. Mr. Hesterberg also serves on the Board of Trustees of Davidson College. Mr. Hesterberg received his B.A. in Psychology at Davidson College and his M.B.A. from Xavier University in 1978. As our President and Chief Executive Officer, Mr. Hesterberg sets the strategic direction of our Company under the guidance of our Board. He has extensive senior executive management experience in the automotive industry. His successful leadership of our Company, and extensive knowledge of the automotive industry provides our Board with a unique perspective on the opportunities and challenges we face, and makes him well-qualified to serve on the Board.

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Proposal 1 — Election of Directors

Class II Directors with terms expiring in 2016

John L. Adams (Class II Director)

John L. Adams has served as non-executive Chairman of the Board since April 2005 and as one of our directors since November 1999. Mr. Adams served as Executive Vice President of Trinity Industries, Inc., one of North America's largest manufacturers of transportation, construction and industrial products, from January 1999 through June 2005, and as Vice Chairman from July 2005 through March 2007. Before joining Trinity Industries, Mr. Adams spent 25 years in various positions with Texas Commerce Bank N.A. and its successor, Chase Bank of Texas, National Association. From 1997 to 1998, Mr. Adams was Chairman, President and Chief Executive Officer of Chase Bank of Texas. Mr. Adams serves on the Board of Directors, the Corporate Governance and Directors Nominating Committee and is Chairman of the Finance and Risk Management Committee of Trinity Industries, Inc. and serves on the Board of Directors and Audit Committee of Dr Pepper Snapple Group, Inc., a refreshment beverage business. Mr. Adams also serves on the Board of Directors of the Children's Medical Center of Dallas, the University of Texas Chancellor's Council, and the McCombs School of Business Advisory Board and President's Development Board. Mr. Adams received his B.B.A. and J.D. from the University of Texas. The Board believes Mr. Adam's extensive financial, strategic planning, capital allocation and executive management experience provides him with the necessary skills to be Chairman of our Board. His service on other public company boards has also provided exposure to various approaches to risk management, corporate governance and other key issues. Through his years of service on our Board, he has developed in-depth knowledge of the retail automotive industry generally and our Company in particular. The Board believes his experience and expertise in these matters makes him well qualified to serve as a member of the Board.

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Proposal 1 — Election of Directors

J. Terry Strange (Class II Director)

J. Terry Strange has served as one of our directors since October 2003. In 2002, Mr. Strange retired from KPMG, LLP, an independent accounting firm, where he served from 1996 to 2002 as Vice Chairman, Managing Partner of U.S. Audit Practice and head of KPMG's internal risk management program. He served as Global Managing Partner of Audit Business and a member of KPMG's International Executive Committee from 1998 to 2002. During his 34-year career at KPMG, his work included interaction with the Financial Accounting Standards Board and the SEC, testifying before both bodies on issues impacting the auditing profession and SEC registrants. Mr. Strange serves on the Boards of Directors and the Audit Committees of New Jersey Resources Corporation, a retail and wholesale energy service provider, and on the Board of Directors, Audit Committee and as Chairman of the Nominating and Governance Committee of Newfield Exploration Company, an oil and gas exploration and production company. In addition, Mr. Strange serves on the Board of Directors, Risk Committee and as Chairman of the Audit and Compliance Committee of BBVA Compass, a banking institution. Mr. Strange also serves in a volunteer role on the Finance Committee of the National Cutting Horse Association, an equestrian organization that promotes and stages cutting horse events. Mr. Strange received his B.A. and M.B.A. in Accounting from the University of North Texas. Mr. Strange was selected to serve on our Board due to his extensive background in public accounting, auditing, and risk management. His previous and current board positions on other publicly-traded companies have provided extensive years of audit committee experience, including as chair. His knowledge and experience with accounting practices, policies and rulemaking from his 34-year career at KPMG LLP, is especially important in his role as Chairman of the Audit Committee and as our "audit committee financial expert." The Board believes his experience and expertise in these matters make him well qualified to serve as a member of the Board.

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Proposal 1 — Election of Directors

Class II Directors with terms expiring in 2016

Max P. Watson, Jr. (Class II Director)

Max P. Watson, Jr. has served as one of our directors since May 2001. Mr. Watson served as President and Chief Executive Officer of BMC Software, Inc., a provider of enterprise management solutions, from April 1990 to January 2001. He served as Chairman of the Board of Directors of BMC from January 1992 until his retirement in April 2001. Mr. Watson serves on the Board of Trustees of Texas Children's Hospital and as Chairman of the Quality and Safety Committee. From January 2007 through December 2008, Mr. Watson served as Chairman of the Board of Trustees of Texas Children's Hospital. He also serves on the Board of Directors of Scenic Houston, an organization dedicated to preserving and enhancing the visual character of Houston. Mr. Watson received his degree from Louisiana Tech University. Mr. Watson's extensive business and management expertise from his position with a large global publicly-traded company makes him well qualified to serve as a member of our Board. As a former chairman, president and chief executive officer, Mr. Watson is familiar with many of the business issues we face today, including financial and strategic planning, technology, compensation, management development, international acquisitions, capital allocation, and stockholder relations.

Class III Directors with terms expiring in 2017

Lincoln Pereira (Class III Director)

Lincoln Pereira has served as one of our directors since February 2013. Mr. Pereira has served as our Regional Vice President, Brazil since March 2013 and has served as chairman of our subsidiary, UAB Motors Participações Ltda. (which we acquired in February 2013), since 2007. From 1999 to 2005, Mr. Pereira served as a legal representative of United Auto do Brasil Ltda, a public auto group operating in São Paulo and controlled by United Auto Group. From 1995 through 2005, Mr. Pereira practiced law with Cunha Pereira Advogados, representing professional athletes and international race car drivers. He was also co-founder and a major shareholder in Cunha Pereira Negócios Imobiliários, a local Brazilian real estate company, and in 1999, he founded Atrium Telecomunicações Ltda, a provider of local exchange telecommunication services. Atrium was sold to Telefonica of Spain in December 2004, and Mr. Pereira founded E-Vertical Tecnologia, a leading provider of high tech facilities management services to commercial properties. From 1978 through 1995, Mr. Pereira held numerous positions with various banks, both in Brazil and abroad. Mr. Pereira serves on the Board of Boa Vista Servicos S.A.-SCPC, the second largest credit bureau in Brazil, is Vice Chairman of the Board of the São Paulo Chamber of Commerce (ACSP), serves as Chairman of the Associação Brasileira dos Concessionários Nissan (ABCN), and serves as a Director of the Associação Brasileira dos Concessionários BMW and Associação Brasileira do Distribuidores Toyota. He is also a Chapter Sponsorship Officer of YPO-WPO São Paulo, a not-for-profit, global network of young chief executives connected around the shared mission of becoming Better Leaders Through Education and Idea Exchange.TM Mr. Pereira received his LL.B. from Faculdade de Direito do Largo de São Francisco. Mr. Pereira has extensive automotive retailing and manufacturer relations experience, as well as legal, finance, business and management expertise. He also has a deep understanding of the Brazilian finance, trade and legal sectors. Mr. Pereira's experience and expertise in the automotive industry make him well qualified to serve as a member of the Board.

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Proposal 1 — Election of Directors

Class III Directors with terms expiring in 2017

Stephen D. Quinn (Class III Director)

Stephen D. Quinn has served as one of our directors since May 2002. Mr. Quinn joined Goldman, Sachs & Co., a full-service global investment banking and securities firm, in August 1981 where he specialized in corporate finance. From 1990 until his retirement in 2001, Mr. Quinn served as a General Partner and Managing Director of Goldman, Sachs. Mr. Quinn also serves on the Board of Directors, the Audit Committee and the Risk Oversight Committee of Zions Bancorporation, a large publicly-traded bank holding company. Mr. Quinn holds degrees from Brigham Young University and Harvard University Graduate School of Business. Mr. Quinn was selected to serve as a director on our Board due to his valuable financial expertise and extensive experience with capital markets transactions. His judgment in assessing business strategies and the accompanying risks is an invaluable resource for our business model. Mr. Quinn also has significant historical knowledge of our Company as a result of his role at Goldman Sachs, an underwriter for our initial public offering. The Board believes his experience and expertise in these matters make him well qualified to serve as a member of the Board.

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Proposal 1 — Election of Directors

MaryAnn Wright (Class III Director)

MaryAnn Wright has served as one of our directors since August 2014. Ms. Wright has been employed by Johnson Controls Power Solutions, the global leader in lead-acid automotive and advanced batteries, serving as Group Vice President of Engineering & Product Development since 2013, and Vice President of Technology and Innovation from 2009 to 2013. She served as Vice President and General Manager for Johnson Controls Hybrid Systems business and as CEO of Johnson Controls-Saft from 2007-2009. Prior to joining Johnson Controls, Ms. Wright served as Executive Vice President Engineering, Product Development, Commercial and Program Management for Collins & Aikman Corporation. From 1988-2005, Ms. Wright served as Director, Sustainable Mobility Technologies and Hybrid Vehicle Programs at Ford Motor Company, and was the Chief Engineer of the 2005 Ford Escape Hybrid, the industry's first full hybrid SUV and also led the launch of Ford's first hydrogen-powered fuel cell fleet program. Ms. Wright also serves as a director on the Board of Governors at Argonne National Laboratory, the Technical Advisory Board of Fallbrook Technology Incorporated, the Foundation Board of the University of Wisconsin-Milwaukee, the Board of Trustees of Lawrence Technological University, and the Advisory Board for the University of Chicago's Energy Policy Institute, and as Chairman of Friends for the Dearborn Animal Shelter. Ms. Wright received a B.A. in Economics and International Business and a Master of Science in Engineering from the University of Michigan and an M.B.A. from Wayne State University. Ms. Wright was selected to serve on our Board because of her automotive experience and her knowledge of the automotive industry, having been named one of the "Leading 100 Women in the Automotive Industry" by Automotive News. Ms. Wright is currently working in the area of energy storage solutions and a variety of advanced powertrain technologies. Ms. Wright's unique engineering and technology background and her extensive global automotive experience make her well qualified to serve as a member of the Board.

If Proposal 2 — Amendment to the Restated Certificate of Incorporation to declassify the Board of Directors is approved by our Stockholders, the Board will be declassified and all Directors will stand for election annually, starting with the 2016 Annual Meeting of Stockholders.

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Proposal 2 — Amendment to the Restated Certificate of Incorporation to declassify the Board of Directors

Proposed Amendment

We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation ("Certificate") to effect the declassification of our Board of Directors. Currently, our Certificate provides that our Board is divided into three classes, with members of each class holding office for staggered three-year terms. One class of directors, representing approximately one-third of our directors, stands for election at each Annual Meeting of Stockholders. After careful consideration, the Board has determined that it is advisable and in the best interests of the Company's stockholders to amend the Company's Certificate to declassify the Board to allow stockholders to vote on the election of the entire Board each year, rather than on a staggered basis. As such, at its meeting on February 25, 2015, the Board approved an amendment to the Certificate to declassify the Board, subject to stockholder approval.

Considerations of the Board

The Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company. Additionally, classified boards may motivate potential acquirors seeking control of the Company to initiate arms-length discussions with the Board, rather than engaging in unsolicited or coercive takeover tactics. While the Board continues to believe these are important considerations, the Board also recognizes that a classified structure may reduce directors' accountability to stockholders because such a structure does not enable stockholders to evaluate directors' performances annually. Moreover, many stockholders believe that the annual election of directors is important for them to influence corporate governance policies and ensure that directors hold management accountable.

In determining whether to support declassification of the Board, the Board also considered the upcoming retirement of all three Class II directors due to the mandatory age limit on director service and the potential adverse impact to the Company of having to replace three directors in the same class at the same time. As the Board considered the arguments in favor of and against continuation of the classified board structure, it ultimately determined that it would be advisable and in the best interests of the Company and its stockholders to amend the Certificate to declassify the Board. This description of the proposed amendment to our Certificate is qualified in its entirety by reference to, and should be read in conjunction with, the full text of our Certificate, as amended, attached to this proxy statement as Appendix A, which has been marked to show the proposed changes to declassify the Board. In addition, the Board has also approved, subject to stockholders approval of this Proposal 2 and the effectiveness of the amendment contemplated thereby, an amendment to the Company's Amended and Restated Bylaws, set forth in Appendix B, in order to further implement the changes under this Proposal.

Effectiveness and Vote Required

If Proposal 2 is approved by the stockholders, the proposed amendment to the Certificate will be filed with the Delaware Secretary of State, and the directors elected at this year's Annual Meeting will each serve for a one-year term expiring at the 2016 Annual Meeting of Stockholders. Additionally, if approved as set forth in this Proposal, all directors would be elected by stockholder vote at the 2016 Annual Meeting and would be elected for one-year terms to expire at the annual stockholders meeting in 2017. The proposed amendment will thus have the effect of shortening the existing terms of certain directors whose terms extend beyond the 2016 Annual Meeting. In addition, following the effectiveness of the amendment to the Certificate, any directors elected or appointed to fill any vacancies on the Board would be appointed for terms expiring at the Annual Meeting of

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Proposal 2 — Amendment to the Restated Certificate of Incorporation to declassify the Board of Directors

Stockholders following such appointment. Vacancies which may occur in between Annual Meetings as a result of the death, resignation, removal or disqualification of any director may be filled by the Board and each director so appointed shall serve for the remainder of the term of his or her predecessor in office. The Board may fill any vacancy resulting from an increase in the total number of directors comprising the Board, and any director so appointed should serve for a term expiring at the next Annual Meeting following such appointment.

If the stockholders do not approve Proposal 2, then the Board will remain classified, with directors from each class serving a term of three years, and the term of the directors standing for election at this year's Annual Meeting, if elected, will expire at the 2018 Annual Meeting of Stockholders. Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal.

Approval of Proposal 2 requires the affirmative vote of at least 80% of the outstanding shares of common stock of the Company entitled to vote. Abstentions will have the same effect as a vote "against" Proposal 2. If you hold your shares through a broker and you do not instruct the broker on how to vote on Proposal 2, your broker will not have authority to vote your shares on Proposal 2. Broker non-votes will have the same effect as a vote "against" Proposal 2.

Our Board of Directors Recommends a Vote "FOR" approval of the Amendment to our Restated Certificate of Incorporation.

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Proposal 3 — Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act, our stockholders are entitled to cast a vote at the Annual Meeting to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in this proxy statement. As an advisory vote, Proposal 3 is not binding on our Board or its Compensation Committee, will not overrule any previous decisions made by our Board or its Compensation Committee, or require our Board or its Compensation Committee to take any future or remedial action. Although the vote is non-binding, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Our Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the "Compensation Discussion and Analysis" ("CD&A") section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy. The core of that philosophy has been and continues to be to pay our executive officers compensation that is competitive with amounts paid by our peer companies based on individual and Company performance. In particular, the Compensation Committee strives to attract, retain and motivate talented executives, to reward past performance measured against established goals and provide incentives for future performance, and to align executives' long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short- and long-term incentive compensation to reward near-term performance and to encourage our executives' commitment to our long-range, strategic business goals. It is always the intention of the Compensation Committee that our executive officers be compensated competitively and in a manner that is consistent with our strategy, sound corporate governance principles, and stockholder interests and concerns. Our Board believes that our compensation policies and practices are effective in achieving our Company's goals of rewarding sustained financial and operating performance, leadership excellence and aligning the executives' long-term interests with those of our stockholders.

We believe that it is appropriate to seek the views of stockholders on the design and effectiveness of our executive compensation program, and we value your opinion. Based on the stockholder vote on the frequency of an advisory vote on executive compensation that took place at our 2011 Annual Meeting of Stockholders, our Board determined to hold the vote on executive compensation annually until the next stockholder vote on the frequency of such advisory vote, which will be no later than the Company's 2017 Annual Meeting of Stockholders. Thus, the stockholder advisory vote to approve executive compensation currently takes place annually, and the next such vote will take place at our 2016 Annual Meeting of Stockholders.

As described in the CD&A, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation package provided to our Named Executive Officers (including potential payouts upon a termination or change of control) is consistent with market practice. We also believe our executive compensation is reasonable and not excessive. As you consider this Proposal 3, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of our Named Executive Officers, and to review the tabular disclosures regarding our Named Executive Officers' compensation together with the accompanying narrative disclosures in the "Executive Compensation" section of this proxy statement.

In light of these reasons, we are recommending that our stockholders vote "FOR" the following resolution:

"RESOLVED, that the compensation paid to our Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby Approved."

Our Board of Directors Recommends a Vote "FOR" the Approval, on an Advisory Basis, of Our Executive Compensation.

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Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)

Our Board and our stockholders originally adopted the Group 1 Automotive, Inc. Employee Stock Purchase Plan (the "Plan") on September 23, 1997.(1) The purpose of the Plan is to provide an incentive for our employees to acquire a proprietary interest in our company through their purchase of shares of our common stock. Amendments to the Plan increasing the number of shares issuable under the Plan were approved by the Company and our stockholders in 1998, 2000, 2003, 2006 and 2009. As of December 31, 2014, an aggregate of 3,500,000 shares could be issued under the Plan.

On February 25, 2015, our Board adopted an amendment and restatement of the Plan to (a) increase the number of shares of common stock available for issuance under the Plan from 3,500,000 to 4,500,000 shares; (b) automatically designate each of our present or future parent or subsidiaries that is located within the United States or the United Kingdom as a "Participating Company" unless the administrative committee of the Plan makes a written determination to the contrary; and (c) extend the term of the Plan from March 6, 2016 to May 19, 2025.

The adoption of the amendment and restatement of the Plan, attached as Appendix C (the "Purchase Plan"), is contingent upon receiving the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the 2015 Annual Meeting. The material terms of the Purchase Plan are summarized below. The amendment and restatement of the Plan is attached to this proxy statement as Appendix C.

(1)
The Plan was amended and restated effective August 1, 2010. Prior to its August 1, 2010 amendment and restatement, the Plan was named the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan.

Summary of Purchase Plan

Shares Available under the Purchase Plan; Adjustments.    The total number of shares of common stock that may currently be issued under the Purchase Plan may not, in the aggregate, exceed 4,500,000 (currently 3,500,000) shares (including all shares previously sold under the Plan prior to the effective date of this amendment and restatement), which may be unissued or reacquired shares, including shares bought on the market or otherwise for purposes of the Purchase Plan. As of December 31, 2014, 2,983,273 shares had been issued under the Plan.

The number of shares issuable under the Purchase Plan is subject to adjustment in the event of a change in our common stock by reason of a stock dividend or by reason of a subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change. Upon any such event, the maximum number of shares that may be subject to any option, and the number and option price of shares subject to options outstanding under the Purchase Plan will also be adjusted accordingly.

Eligibility.    Each of our employees or the employees of any "Participating Company" as of a grant date is eligible to participate in the Purchase Plan. Each of our present or future parents or subsidiaries that is located within the United States or the United Kingdom is automatically designated as a Participating Company unless the administrative committee of the Purchase Plan (the "Administrative Committee") makes a written determination to the contrary. However, no option may be granted to an employee if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all classes of our stock. As of December 31, 2014, approximately 11,034 employees were eligible to participate in the Purchase Plan.

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Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)

Participation.    An eligible employee may elect to participate in the Purchase Plan for any calendar quarter during the period from May 19, 2015, to May 19, 2025, on the first day of each successive April, July, October and January (each of which dates is referred to as a "date of grant"). Except as otherwise provided in the Purchase Plan, the term of each option granted under the Purchase Plan will be for three months (each of such three-month periods is referred to as an "option period"), which will begin on a date of grant and end on the last day of each option period (referred to as a "date of exercise"). Subject to certain limitations of the Internal Revenue Code of 1986, as amended, (the "Code"), the number of shares subject to an option for a participant will equal the quotient of (a) the aggregate payroll deductions withheld on behalf of such participant during the option period, divided by (b) the option price of our common stock applicable to the option period, including fractions. However, the maximum number of shares that may be subject to any option may not exceed 3,000 (subject to adjustment).

An eligible employee may participate in the Purchase Plan only by means of payroll deduction. Each eligible employee who elects to participate in the Purchase Plan must deliver to our company, within the time period prescribed by the Administrative Committee, a written payroll deduction authorization form whereby he or she gives notice of his or her election to participate in the Purchase Plan as of the next following date of grant, and whereby he or she designates a whole percentage of his or her eligible compensation to be deducted from his or her compensation for each pay period and paid into the Purchase Plan for his or her account. The designated percentage may not be less than 1% or greater than 10%. However, no employee may be granted an option under the Purchase Plan that permits such employee to purchase more than $25,000 of our common stock (based on its fair market value at the time such option is granted) in any calendar year.

Subject to the limits described above, each participant in the Purchase Plan automatically and without any act on his or her part will be deemed to have exercised his or her option on each date of exercise to the extent of his or her unused payroll deductions under the Purchase Plan and to the extent the issuance of our common stock to such participant upon such exercise is lawful. The per share purchase price of the common stock to be paid by each participant on each exercise of his or her option will equal 85% of the fair market value of our common stock on the date of exercise or on the date of grant, whichever amount is less. For all purposes under the Purchase Plan, the fair market value of a share of our common stock on a particular date is equal to the closing price of our common stock on the New York Stock Exchange on that date (or, if no shares of common stock have been traded on that date, on the next regular business date on which shares of the common stock are so traded). As of March 23, 2015, the fair market value of a share of our common stock was $82.77.

A participant who elects to participate in the Purchase Plan and who takes no action to change or revoke the election prior to any subsequent date of grant will be deemed to have made the same election, including the same attendant payroll deduction authorization, for the next following and/or subsequent date(s) of grant.

Withdrawal from the Plan and Changes in Payroll Authorization.    A participant may not elect to change the percentage of his or her payroll deductions during an option period. However, any participant may withdraw in whole, or in part, from the Purchase Plan on or before the fifteenth day of the last month of a particular option period by timely delivering a notice of withdrawal. Partial withdrawals are not permitted. Promptly following receipt of the notice of withdrawal, we will refund to the participant the amount of his or her payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options and the participant's payroll deduction authorization and interest in unexercised options under the Purchase Plan will terminate.

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Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)

Delivery of Shares; Restrictions on Transfer.    As soon as practicable after each date of exercise, we will deliver to a custodian selected by the Administrative Committee one or more certificates representing (or will otherwise cause to be credited to the account of such custodian) the total number of whole shares of our common stock respecting options exercised on such date of exercise in the aggregate (for both whole and fractional shares) of all of the participating eligible employees. The custodian will keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Purchase Plan, and will provide quarterly or such other periodic statements with respect thereto as may be directed by the Administrative Committee.

Except as otherwise provided in the Purchase Plan, for a period of 180 days (or such other period as the Administrative Committee may specify with respect to a particular grant of options) after the date of exercise of an option, a participant may not sell or otherwise transfer, encumber or dispose of the shares of common stock issued in connection with such exercise. Following this restriction period, the optionee may, in accordance with procedures established by the Administrative Committee and the custodian, direct the sale or distribution of some or all of the whole shares of common stock in his or her account that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. The transfer restrictions will continue to apply upon a participant's termination of employment.

Termination of Employment; Leaves of Absence.    Except as described below, if the employment of a participant terminates for any reason, then the participant's participation in the Purchase Plan automatically ceases and we will refund the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options.

During a paid leave of absence approved by us and meeting Internal Revenue Service regulations,

a participant's elected payroll deductions will continue. A participant may not contribute to the Purchase Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by us and meets Internal Revenue Service regulations, then such participant's payroll deductions for such option period that were made prior to such leave may remain in the Purchase Plan and be used to purchase common stock on the date of exercise relating to such option period. If a participant takes a leave of absence that is not described in the first or third sentence of this paragraph, then such participant will be considered to have withdrawn from the Purchase Plan. Further, notwithstanding the foregoing, if a participant takes a leave of absence that is described in the first or third sentence of this paragraph and such leave of absence exceeds three months, then such participant will be considered to have withdrawn from the Purchase Plan on the first day after such three-month period (unless such participant has a right to reemployment guaranteed either by statute or contract, in which case such participant will not be considered to have withdrawn from the Purchase Plan unless and until he fails to return to employment on the first day following the period during which his reemployment rights are so guaranteed).

Restriction upon Assignment of Option.    An option granted under the Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Subject to certain limited exceptions, each option is exercisable, during the employee's lifetime, only by the employee to whom it was granted.

Administration and Modification of the Plan.    The Purchase Plan is administered by the Administrative Committee, the members of which are appointed from time to time by our Board. Our Board, in its discretion, may terminate the Purchase Plan at any time with respect to any common stock for which options have not been

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Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)

granted. However, no change in any option granted may be made that would impair the rights of an optionee without the consent of such optionee. Our Board or the Administrative Committee has the right to alter or amend the Purchase Plan or any part thereof from time to time; provided that shareholder approval is also required to (1) increase the aggregate number of shares which may be issued pursuant Purchase Plan (other than as a result of the anti-dilution provisions), (2) change the class of corporations whose employees may receive options under the Purchase Plan or the class of eligible employees, (3) extend the term of the Purchase Plan, or (4) otherwise cause options issued under the Purchase Plan to fail to meet the requirements of employee stock purchase options as defined in Section 423 of the Code.

Merger, Consolidation or Liquidation of Group 1.    If our Company is not the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if Group 1 is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (a) the date of exercise for all options then outstanding will be accelerated to a date fixed by the Administrative Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (b) upon such effective date any unexercised options will expire and we promptly will refund to each participant the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned to him or used upon exercise of options.

Plan Benefits.    No non-employee directors are eligible to participate in the Purchase Plan. The benefits to be received by our executive officers and employees as a result of the proposed amendment and restatement of the Purchase Plan are not determinable because the amounts of future purchases by participants are based on elective participant contributions.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the United States federal income tax consequences relating to the Purchase Plan based on federal income tax laws currently in effect. This summary applies to the Purchase Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current United States federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The Purchase Plan is not qualified under Section 401(a) of the Code.

The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Code Section 423. Under this type of plan, no taxable income will be reportable by a participant, and no deductions will be allowable to us, due to the grant of the option at the beginning of an offering or at the purchase of shares at the end of an offering. A participant will, however, recognize taxable income in the year in which the shares purchased under the Purchase Plan are sold or otherwise made the subject of disposition.

A sale or other disposition of shares purchased under the Purchase Plan will be a "disqualifying disposition" if such sale or disposition occurs prior to the later of (i) two years after the date the option is granted (i.e., the commencement date of the offering period to which the option pertains) and (ii) one year from the date of the purchase of the applicable shares.

If the participant makes a disqualifying disposition of shares purchased under the Purchase Plan, the excess of the fair market value of the shares on the date of purchase over the purchase price will be treated as ordinary income to the participant at the time of such disposition, and any additional

     2015 Proxy Statement    31

Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)

gain (or loss) on the disposition (after adding the amount treated as ordinary income to the participant's basis in the shares) will be a capital gain (or loss) to the participant. We will be entitled to an income tax deduction for the amount treated as ordinary income to the participant for our taxable year in which the disposition occurs, although the income tax deduction may be limited by the deductibility of compensation paid to certain of our officers under Code Section 162(m). In no other instance will we be allowed a deduction with respect to the participant's disposition of the purchased shares.

If the participant sells or otherwise disposes of shares purchased under the Purchase Plan after satisfying the holding period outlined above (i.e., a qualifying disposition), then the participant will realize ordinary income in the year of disposition equal to the excess of the lesser of (i) the fair market value of the shares on the date of disposition over the purchase price for the shares or (ii) the greater of (a) the fair market value of the shares on the date the option relating to the disposed shares was first granted over the purchase price and (b) the fair market value of the shares on the day immediately prior to the consummation of the transaction over the purchase price. Any additional gain (or loss) on the disposition (after adding the amount treated as ordinary income to the participant's basis in the shares) will be long-term capital gain (or loss) to the participant. We will not be entitled to an income tax deduction for any amount with respect to the issuance or exercise of the option or the sale of the underlying shares.

Text of the Plan

The preceding summary of the Purchase Plan is qualified in its entirety by reference to the complete text of the Purchase Plan that has been filed with the Securities and Exchange Commission as an appendix to our definitive proxy statement.

Vote Required

The Purchase Plan will be adopted at the meeting, so long as a quorum is present, if the votes cast represent a majority of shares represented and entitled to vote. Abstentions shall be deemed a vote against the proposal. However, broker non-votes will not be counted as shares entitled to vote, and thus will not be considered for purposes of determining whether a majority has been achieved.

 32          2015 Proxy Statement

Proposal 4 — Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan (as Amended and Restated)

Participation by Certain Individuals.    The following table sets forth participation in the Plan by the individuals and groups listed below for the 12 months ended December 31, 2014.

Group 1 Automotive, Inc. Employee Stock Purchase Plan
Name and Position	Dollar Value of Discount(1) $	Number of Shares of Common Stock Purchased #
Earl J. Hesterberg, President and Chief Executive Officer	3,510	356

John C. Rickel, Senior Vice President and Chief Financial Officer	3,510	356

Darryl M. Burman, Vice President and General Counsel	—	—

Peter C. DeLongchamps, Vice President, Manufacturer Relations, Financial Services & Public Affairs	5,300	360

J. Brooks O'Hara, Vice President, Human Resources	—	—

Executive Group	12,320	1,072

Non-Executive Director Group	—	—

Non-Executive Officer Employee Group	1,979,044	102,153

(1)
Equal to the difference between the closing price at the date of exercise relating to each particular option period and the price paid by participants for each share of our common stock purchased during such option period for each of the option periods in which such individuals participated in the Plan.

Our Board of Directors Unanimously Recommends a Vote
"FOR" Approval of the Group 1 Automotive, Inc.
Employee Stock Purchase Plan (as Amended
and Restated).

     2015 Proxy Statement    33

Proposal 5 — Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young, LLP ("Ernst & Young") as independent registered public accounting firm of Group 1 for the fiscal year ending December 31, 2015. We have been advised by Ernst & Young that the firm has no relationship with Group 1 or its subsidiaries other than that arising from the firm's engagement as auditors, tax advisors and consultants. Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Audit and Other Fees

Set forth below is a summary of certain fees billed by Ernst & Young, which has served as our independent registered public accounting firm since 2002, for services related to the fiscal years ended December 31, 2013 and December 31, 2014. In determining the independence of Ernst & Young, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Ernst & Young's independence.

	2013 ($)	2014 ($)
Audit Fees(1)	1,909,493	2,439,000

Audit Related Fees(2)	631,880	—

Tax Fees(3)	526,780	201,267

All Other Fees(4)	2,200	2,160

Total	3,070,353	2,642,427

(1)
Audit fees consisted of amounts billed for services performed in association with the annual financial statement audit (including required quarterly reviews) for 2013 and 2014, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our consolidated financial statements, as well as specific procedures performed by Ernst & Young in connection with their review of our internal control structure in accordance with the requirements of Section 404 of the Sarbanes Oxley Act of 2002. Other procedures included consultations relating to the audit or quarterly reviews. Also included in audit fees are amounts billed for assurance and related services that are related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm, consisting primarily of statutory audits, services performed in connection with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities. Audit fees exclude reimbursed expenses of $41,908 and $43,658 for 2013 and 2014, respectively, to Ernst & Young in conjunction with their services.

(2)
The 2013 audit related fees consisted of due diligence services related to acquisitions.

(3)
Tax fees consisted of amounts billed in 2013 and 2014 for tax preparation and compliance services. In addition, 2013 tax fees consisted of tax planning and advice related to acquisitions.

(4)
Other fees consisted of amounts billed in 2013 and 2014 for subscriptions to Ernst & Young's online accounting and financial reporting research tool.

 34          2015 Proxy Statement

Proposal 5 — Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm

The increase in the Audit Fees, reflected in the table above is related principally to procedures requested related to the issuance of comfort letters and consents in conjunction with the Company's 5.000% Senior Notes offerings and technical consultations related to the Company's convertible debt conversions and redemptions.

The Audit Committee considers whether the provision of these services is compatible with maintaining Ernst & Young's independence, and has determined such services for fiscal 2013 and 2014 were compatible. All of the services described above were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X under the Exchange Act, to the extent that rule was applicable during fiscal 2013 and 2014.

The Audit Committee has established a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with this policy, the Audit Committee has given its annual approval for the provision of audit services by Ernst & Young, and has also given its approval for up to a year in advance for the provision by Ernst & Young of particular categories or types of audit-related, tax and permitted non-audit services, in each case subject to a specific budget.

Any proposed services to be provided by the independent registered public accounting firm not covered by one of these approvals, including proposed services exceeding pre-approved budget levels, requires special pre-approval by the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. All of above- listed services were pre-approved pursuant to this policy.

The ratification of our Audit Committee's appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires our receiving the affirmative vote of the holders of a majority of our common stock cast with respect to the proposal. Although ratification is not required, our Board is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Our Board of Directors Recommends a Vote "FOR"
Ratification of the Appointment of Ernst & Young LLP as
our Independent Registered Public Accounting Firm for
the Fiscal Year Ending December 31, 2015.

     2015 Proxy Statement    35

Report of the Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities relating to our accounting policies, reporting policies, internal controls, compliance with legal and regulatory requirements, and the integrity of Group 1's financial reports. The Audit Committee manages the relationship with its independent registered public accounting firm which is ultimately accountable to the Audit Committee. The Board of Directors, upon the recommendation of its Nominating/Governance Committee, has determined that each member of the Audit Committee has the requisite independence and other qualifications for audit committee membership under New York Stock Exchange corporate governance listing standards, the Sarbanes-Oxley Act of 2002, the Audit Committee Charter and the Group 1 Automotive, Inc. Corporate Governance Guidelines.

The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the Charter on an annual basis. Based on the recommendation of the Audit Committee, the Board of Directors approved the Audit Committee Charter at a regularly scheduled meeting in February 2015. The Audit Committee Charter is posted on our website, www.group1auto.com, and you may obtain a printed copy of the Audit Committee Charter by sending a written request to Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

The Audit Committee has reviewed and discussed with management and Ernst & Young LLP, our independent registered public accounting firm, our audited financial statements as of and for the year ended December 31, 2014. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 16 "Communication with Audit Committees," as amended, issued by the Public Company Accounting Oversight Board.

Ernst & Young LLP submitted to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence. The Audit Committee discussed with Ernst & Young LLP such firm's independence. The Audit Committee has also considered whether the provision of non-audit services to our Company by Ernst & Young LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors of Group 1,

J. Terry Strange (Chairman) John L. Adams Doyle L. Arnold Stephen D. Quinn MaryAnn Wright

 36          2015 Proxy Statement

Executive Officers

Except as described under the heading "Executive Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards" below, our executive officers serve at the discretion of our Board. The following table sets forth certain information as of the date of this proxy statement regarding our executive officers:

Name	Age	Position
Earl J. Hesterberg	61	President and Chief Executive Officer

John C. Rickel	53	Senior Vice President and Chief Financial Officer

Darryl M. Burman	56	Vice President and General Counsel

Peter C. DeLongchamps	54	Vice President, Manufacturer Relations, Financial Services & Public Affairs

J. Brooks O'Hara	59	Vice President, Human Resources

Mr. Hesterberg's biographical information may be found on page 19 of this proxy statement.

John C. Rickel

Mr. Rickel was appointed Senior Vice President and Chief Financial Officer in December 2005. From 1984 until joining Group 1, Mr. Rickel held a number of executive and managerial positions of increasing responsibility with Ford Motor Company, a global manufacturer and distributor of cars, trucks and automotive parts. He most recently served as Controller, Ford Americas, where he was responsible for the financial management of Ford's western hemisphere automotive operations. Immediately prior to that, he was Chief Financial Officer of Ford Europe, where he oversaw all accounting, financial planning, information services, tax and investor relations activities. From 2002 to 2004, Mr. Rickel was Chairman of the Board of Directors of Ford Russia, and a member of the Board of Directors and the Audit Committee of Ford Otosan, a publicly traded automotive company located in Turkey and owned 41% by Ford. Mr. Rickel received his B.S.B.A. and M.B.A. from The Ohio State University.
Darryl M. Burman

Mr. Burman has served as Vice President and General Counsel since December 2006. From September 2005 to December 2006, Mr. Burman was a partner and head of the corporate and securities practice in the Houston office of Epstein Becker Green Wickliff & Hall, P.C. From September 1995 until September 2005, Mr. Burman served as the head of the corporate and securities practice of Fant & Burman, L.L.P. in Houston, Texas. Mr. Burman currently serves as a Director of the Texas General Counsel Forum — Houston Chapter and serves on the Board of the University of South Florida Foundation. Mr. Burman holds a degree from the University of South Florida and a J.D. from South Texas College of Law.

     2015 Proxy Statement    37

Executive Officers

Peter C. DeLongchamps

Mr. DeLongchamps has served as Vice President, Financial Services and Manufacturer Relations since January 2012. He previously served as Vice President, Manufacturer Relations and Public Affairs from January 2006 through December 2011, and as Vice President, Manufacturer Relations from July 2004 through December 2005. Mr. DeLongchamps began his automotive retailing career in 1980, having worked for General Motors Corporation and BMW of North America, and holding various management positions in the automotive industry. Immediately prior to joining the Company in 2004, Mr. DeLongchamps was President of Advantage BMW, a Houston-based automotive retailer. Mr. DeLongchamps also serves on the Board of Directors of Junior Achievement of Southeast Texas. Mr. DeLongchamps received his B.B.A. from Baylor University.
J. Brooks O'Hara

Mr. O'Hara has served as Vice President, Human Resources since February 2000. From 1997 until joining Group 1, Mr. O'Hara was Corporate Manager of Organizational Development at Valero Energy Corporation, an integrated refining and marketing company. Prior to joining Valero, Mr. O'Hara served for a number of years as Vice President of Administration and Human Resources at Gulf States Toyota, an independent regional distributor of new Toyota vehicles, parts and accessories. Mr. O'Hara is a certified Senior Professional in Human Resources (SPHR) and serves on the Board of the Houston Chapter of the American Red Cross. Mr. O'Hara received his B.S. in Marketing from Florida State University and his M.B.A. from the University of St. Thomas.

 38          2015 Proxy Statement

2014 Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. As discussed in greater detail below, our compensation plans are designed to reward our Named Executive Officers for the achievement of these results for our Company and our stockholders. The Compensation Discussion and Analysis focuses on the compensation of our Named Executive Officers for 2014, who were:

•
Earl J. Hesterberg — President and Chief Executive Officer
•
John C. Rickel — Senior Vice President and Chief Financial Officer;

•
Darryl M. Burman — Vice President and General Counsel;

•
Peter C. DeLongchamps — Vice President, Financial Services, Manufacturer Relations and Public Affairs; and

•
J. Brooks O'Hara — Vice President, Human Resources.

Business and Financial Highlights

In 2014, Group 1 delivered record setting financial results and increased operational effectiveness in a strengthening automotive sales environment. Our results included:

✓
11.4% increase in total revenue to $9.9 billion;

✓
Record adjusted net income of $151.7 million;

✓
Record adjusted diluted EPS of $5.87;

✓
U.S. revenues of $8.2 billion reflecting increases in all business lines;

✓
12.0% increase in total gross profit;

✓
Achieved all-time F&I performance record;

✓
Industry leading same store parts and service growth;

✓
Reduction of our ongoing diluted share count by approximately 2.7 million shares;
✓
26.2% annual increase in our stock price; 44.6% over the two year period ended December 31, 2014;

✓
Sales of 166,896 new vehicles and 109,873 used vehicles in 2014;

✓
Repurchased 537,000 shares at an average price of $68.51;

✓
Successful retirement of our 2.25% Convertible Senior Notes due 2036 and our 3.00% Convertible Senior Notes due 2020;

✓
Issuance of $550.0 million aggregate principal amount of 5.00% Senior Notes due 2022;

✓
Continued development of our Brazilian market presence with the acquisition of a Mercedes Benz dealership; and

✓
Purchase of three BMW/MINI stores in the U.K. to build additional scale.

See Exhibit 99.1 to our Current Report on Form 8-K (File No. 001-13461) filed February 5, 2015 for a reconciliation of the non-GAAP measures to the comparable GAAP measures.

     2015 Proxy Statement    39

2014 Compensation Discussion and Analysis

Compensation and Corporate Governance

The Committee continuously reviews best practices in executive compensation and has made several adjustments to elements of our compensation programs over the past several years to further align our executive compensation structure with our stockholders' interests and current governance practices, including:

Compensation and Corporate Governance Highlights

✓

Non-Executive Chairman of the Board

✓

No Excise Tax Gross-Ups

✓

Say on Pay Advisory Vote Conducted Annually

✓

Robust Stock Ownership Guidelines for our Officers and Directors

✓

Director Resignation Policy for Directors who receive a Majority Withheld Vote in an uncontested Director Election

✓

Independent Compensation Consultant retained by our Compensation Committee, who does not perform any other work for our Company

✓

Clawback Provisions for Certain Restatements

✓

Average Board Attendance of 96% during 2014

✓

No Stockholder Rights Plan (Poison Pill)

✓

Company Policy Prohibits Pledging and Hedging of Group 1 Common Stock

✓

We are requesting Stockholder approval to Amend our Restated Certificate of Incorporation to declassify our Board

✓

Regular Board and Committee Self-Evaluations

Role of the Compensation Committee, its Consultant and Management

Our Board has entrusted the Committee with overall responsibility for establishing, implementing and monitoring our executive compensation program. Our Chief Executive Officer and Vice President of Human Resources also play a role in the implementation of the executive compensation process, by overseeing the performance and dynamics of the executive team and generally keeping the Committee informed. All final decisions regarding our Named Executive Officers' compensation remain with the Committee, except in the case of our Chief Executive Officer where the independent members of the Board makes all decisions with the benefit of recommendations from the Committee.

The Committee has historically engaged Pearl Meyer & Partners ("PM&P") to serve as its compensation consultant and to advise on executive compensation matters. In 2014, PM&P was engaged to conduct a competitive compensation analysis for the Named Executive Officers. During that time, PM&P reviewed compensation data for our peer companies in comparison to our current compensation practices and made recommendations to the Committee. The Committee retains PM&P directly, although in carrying out assignments PM&P may interact with our management when necessary and appropriate. PM&P does not provide any services to our Company other than its consulting services to the Committee, and the Committee determined that no conflict of interest exists between PM&P and our Company. Please see "Information About our Board of Directors and Committee — Compensation Committee" for additional information on the role of the Committee, its consultant and management in setting executive compensation.

 40          2015 Proxy Statement

2014 Compensation Discussion and Analysis

Objectives of Our Executive Compensation Program

Compensation Philosophy

The Committee believes that the most effective executive compensation program is one designed to recruit, retain and motivate capable leadership and reward those individuals upon the achievement of their personal and departmental objectives as well as upon our Company's achievement of specific annual, long-term and strategic goals. The Committee evaluates both market competitiveness and individual and Company performance to ensure that we maintain our ability to attract, retain and motivate talented employees in key positions and that overall compensation remains competitive relative to compensation paid by our peer companies. By maintaining competitive compensation and rewarding for performance, the Committee strives to support our overall business objectives and provide our stockholders with a superior rate of return over time.

Our strategic business focus during the fiscal year ended December 31, 2014 consisted of the following objectives:

✓
increasing same store sales performance in new and used vehicle sales as well as parts and service;

✓
continuing to consolidate key operating processes and systems to improve our customer responsiveness, efficiencies and reduce expenses;

✓
maintaining a cost level that aligns with the anticipated level of business activity; and

✓
seeking new business opportunities within the automotive retail market so that we can continue to expand our business operations both in the United States ("U.S.") and abroad.

Our Named Executive Officers' individual or departmental goals for the fiscal year ended December 31, 2014 generally consisted of one or more of the following criteria, which provide support for our business objectives:

✓
gain sales momentum as the market continues to rebound;
✓
continue to strengthen our processes and management for improved operating effectiveness and efficiency;

✓
control costs and expenses as sales levels increase to maximize and leverage our scale;

✓
accelerate the redeployment of capital and management resources away from underperforming dealerships into business operations with better return potential; and

✓
drive the capital allocation process, which balances the mix between investments in sustainable growth and investments that maximize return to stockholders.

Stockholder Input on Executive Compensation Matters

In accordance with applicable law and as described in more detail in Proposal 3 above, our stockholders have the right to vote, on an advisory non-binding basis, on the approval of the compensation of our Named Executive Officers at specified intervals (the "say-on-pay vote"). Stockholders last voted on this matter at the 2014 Annual Meeting of Stockholders, and in accordance with a vote at the 2011 Annual Meeting of Stockholders on the frequency of say-on-pay votes, stockholders currently will vote on such compensation every year.

At our 2014 Annual Meeting of Stockholders, 93% of the shares voted on the say-on-pay vote were in favor of the compensation paid to our Named Executive Officers. The Compensation Committee believes this vote strongly endorses the compensation philosophy, policies and practices of the Company and, therefore, it did not make any significant changes in the structure of our executive compensation program as a result of this say-on-pay vote. The Compensation Committee will continue to consider on an annual basis the vote results for say-on-pay proposals when making compensation decisions for our Named Executive Officers.

     2015 Proxy Statement    41

2014 Compensation Discussion and Analysis

In addition to such consideration given to the results of the say-on-pay vote, at various times throughout the year the Compensation Committee considers any input it may receive from stockholders and other stakeholders, and more general developments in executive compensation principles, in the development and implementation of the Company's executive compensation philosophy, policies and programs. For additional information on the say-on-pay vote with respect to the compensation paid to our executive officers in 2014, see Proposal 3 above.

Market Analysis

We again engaged PM&P to conduct an independent market-based analysis of our executive compensation program in 2014. The market analysis process involved the comparison of long-term, short-term and total compensation with a selected group of peer companies ("Peer Companies"). Compensation data was compared at the 25th, 50th and 75th percentiles of the market.

While we do not think it is appropriate to establish compensation based solely on benchmarking, we believe that this practice can be useful for two reasons. First, our compensation practices must be competitive in order to attract and retain executives with the ability and experience necessary to provide leadership and to deliver strong performance to our stockholders. Second, benchmarking allows us to assess the reasonableness of our compensation practices. This process allows us to achieve one of our primary objectives of maintaining competitive compensation to ensure retention and assists in aligning compensation with stockholder interests.

Our Peer Companies remained unchanged for 2014, and include all of the publicly-traded automotive consolidators and specialty retailers associated with automotive sales, and automotive parts and service against whom we most directly compete for executive talent. The list of our Peer

Companies is periodically reviewed and updated by the Committee. Our 2014 Peer Companies were:

• Advance Auto Parts, Inc. • Asbury Automotive Group, Inc. • AutoNation, Inc. • AutoZone, Inc. • CarMax, Inc. • Genuine Parts Co. • Lithia Motors, Inc.	• LKQ Corp. • O'Reilly Automotive, Inc. • Penske Automotive Group, Inc. • The Pep Boys — Manny, Moe & Jack • Rush Enterprises, Inc. • Sonic Automotive, Inc.

When evaluating the compensation data and making compensation decisions, the Committee has taken into consideration the variance in revenue size among the entities comprising our Peer Companies. Additionally, the Committee has considered other differences between us and our Peer Companies such as corporate structure, tenure of officers, variance in scope of duties for each officer and other factors when calculating a benchmarking value. This value is used as the basis of comparison of compensation provided by us and our Peer Companies. However, any application of benchmarking data is tempered by our basic staffing philosophy, which is to remain as lean as practical. This guiding principle results in certain of our executive officers having a broad range of job responsibilities, which, at certain of our Peer Companies, may be divided among multiple executive officers. The Committee's use of benchmarking for specific compensation components is described in more detail below.

Tally Sheets

In 2014, compensation tally sheets for the Named Executive Officers were prepared by our Compensation Manager and reviewed by the Committee. This review consists of a twelve month summary of cash compensation earned, employee benefits provided, stock granted (with value at grant), and value of stock released (with value at release). Total shares and present value of unvested restricted stock is also presented for review. In addition to the PM&P benchmarking analysis, information from these tally sheets was also considered by the Committee in making compensation decisions for the Named Executive Officers, as well as guiding the design of cash and non-cash compensation and benefit programs. The Committee specifically used tally sheets in the

 42          2015 Proxy Statement

2014 Compensation Discussion and Analysis

following contexts for each Named Executive Officer:

•
To determine the historical value of compensation paid;

•
To determine the value of restricted stock awards forfeited in the event of a voluntary termination when making decisions regarding grants to encourage retention;
•
To understand total compensation potentially payable to the Named Executive Officers under all possible scenarios, including death/disability, retirement, voluntary termination, termination with and without cause and changes of control; and

•
To ensure that the structure of pay at different levels is fair and appropriate.

Compensation Components

Our compensation program for executive officers includes annual cash compensation and long-term equity-based compensation. Annual cash compensation consists of annual base salary and payments under our annual cash incentive plan. From time to time, as circumstances may warrant, the Committee may also elect to make discretionary cash bonus awards to executive officers most often for exemplary performance. Our long-term equity-based compensation consists of equity awards made under our long term incentive plan.

In addition, our Named Executive Officers are eligible to (i) participate in our health and welfare plans, our Employee Stock Purchase Plan and our retirement plans (401(k) Savings Plan and Deferred Compensation Plan), (ii) receive a vehicle allowance and/or demonstrator vehicle(s), depending on the position held, and (iii) receive perquisites and other personal benefits as described under "Other Benefits" below.

Base Salary

Design.    We provide our Named Executive Officers with an annual base salary to compensate them for services rendered during the year. Our goal is to set base salaries for our Named Executive Officers at levels that are competitive with comparable companies for the skills, experience and requirements of similar positions, using benchmarking as previously discussed, in order to attract and retain top talent. In order to achieve this goal, we have generally sought to provide base salaries that fall near the 50th percentile of our Peer Companies. We believe that this range supports competitive compensation and ensures retention. In order to ensure that each officer is appropriately compensated, the Committee, when setting base salaries, considers individual performance, tenure and experience and our financial performance in addition to the compensation review of the Peer Companies. Individual base salary levels are generally reviewed each November and are adjusted as appropriate based on an analysis of current market salary levels at the Peer Companies, individual performance and experience and our financial performance.

Results.    Effective January 1, 2014, the base salaries for Messrs. Rickel, Burman, DeLongchamps and O'Hara were $566,500, $427,500, $443,000 and $309,200, respectively, which was approximately a 3.0% increase from the prior year. In determining the base salaries for 2014, the Committee reviewed their salaries using the criteria described above and determined to make the increases to position them closer to the 50th percentile of the Named Executive Officers of our Peer Companies. Mr. Hesterberg's base salary of $1,000,000 remained the same for 2014.

Compensation Changes for Fiscal 2015.    In November 2014, the Committee elected to increase base salaries for Messrs. Rickel, Burman, DeLongchamps and O'Hara, effective January 1, 2015. In determining the base salaries for 2015, the Committee reviewed their salaries using the criteria described above in an effort to position

     2015 Proxy Statement    43

2014 Compensation Discussion and Analysis

them closer to the 50th percentile of the Named Executive Officers of our Peer Companies. Accordingly, the 2015 base salaries of Messrs. Rickel, Burman, DeLongchamps and O'Hara were increased by approximately 3.0%

to $583,500, $440,300, $456,300 and $318,400 respectively. Mr. Hesterberg's base salary was increased by 10.0% to $1,100,000. Prior to this increase, Mr. Hesterberg's base salary had not been increased since he joined us in 2005.

Discretionary Bonus Awards

In recognition of his leadership role in connection with our record setting F&I financial results in 2014, the Committee approved a special, one-time $100,000 bonus to Mr. DeLongchamps, which was paid in February 2015. The size of this bonus was not determined by a financial performance metric, but related to superior performance relative to our finance and insurance product sales and profit growth for 2014, and was based on the judgment of the Committee.

Annual Incentive Compensation Plan

Annual cash incentive awards are intended to align our annual performance and results with the compensation paid to persons who are most responsible for such performance, and to motivate and reward achievement of Company and individual or departmental performance objectives. Meaningful, performance-related goals are established so that attaining or exceeding the performance targets is not assured, requires significant effort by each of our Named Executive Officers, and if accomplished, contributes to the ongoing overall improvement and success of the Company.

For 2014, the annual incentive compensation plan was based upon achievement of financial and individual, or departmental, goals approved at the beginning of the year by the Committee. The financial and mission-based portions of the annual incentive awards could be awarded independently so that achievement of one was not predicated on the achievement of the other. There is, however, a minimum earnings per share goal established by the Committee at the beginning of each year which has to be achieved before any incentive award is paid. See page 45 for more detail.

The following is a description of the 2014 performance metrics under the plan:

Financial Goal.    For 2014, the financial goal portion of our annual cash incentive plan was based on achievement of diluted earnings per share ("EPS"). Diluted earnings per share is generally defined as our net income available to diluted common shares divided by the sum of the weighted average number of common shares outstanding during the period plus those that would have been outstanding, assuming issuance for all dilutive potential common shares. Under the 2014 annual incentive compensation plan, the Committee could, in its sole discretion, adjust the Company's EPS when determining achievement of the financial goal metric for extraordinary or unusual items that would be included in our annual operating results, but not typically considered at the time the targets were set, such as stock repurchases, certain asset impairments or extraordinary dilutive events which materially affect EPS. See page 46 for additional information about EPS adjustments made in 2014.

The Committee believed that EPS was the best metric for our financial goal portion of the plan because it incentivizes our executive officers to maximize stockholder return and only rewards executive officers if our stockholders are rewarded. Further, no payments would be made under the financial goal portion of the award unless a threshold level of EPS was achieved. The threshold, target and maximum levels of performance for the EPS metric set by the Committee for 2014 were as follows: Threshold — $5.51; Target — $5.70; and Maximum — $5.80.

Mission-based Goals.    Mission-based goals typically include four to six specific goals that are normally related to the individual's functional area

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2014 Compensation Discussion and Analysis

and are established at the beginning of each fiscal year jointly by the executive officer and our Chief Executive Officer and reviewed by the Committee, or in the case of the Chief Executive Officer, by the Chief Executive Officer, the Committee and the Board. These goals are integral toward achieving key business objectives, such as those listed on page 41 which help improve our financial performance, promote corporate efficiencies and contribute to the growth of our Company. In 2014, the following mission-based goals were assigned to each of our Named Executive Officers:

Name	Individual/Departmental Performance Targets
Earl J. Hesterberg

•

Right size the Brazilian business

•

Continue to expand business in the UK

•

Continue to drive gross profit growth in the U.S.

•

Implement centralized sales and service support center by year end

•

Achieve selling, general and administrative cost reduction target

John C. Rickel

•

Develop operational reporting structure for the Brazilian operations

•

Reduce Brazilian dealership floor plan cost

•

Install financial controls in Brazilian operations

•

Create consistent reporting and procedures and financial support between regions

•

Implement solution to convertible bond dilution

•

Achieve selling, general and administrative cost reduction target

Darryl M. Burman

•

Reduce labor and employment legal fees

•

Develop web based support system for use by General Managers

•

Develop International acquisition procedures

•

Achieve selling, general and administrative cost reduction target

Peter C. DeLongchamps

•

Enhance relationships with key manufacturers and members of the investment community

•

Maintain capital expenditure projects within budget

•

Maintain minimum vehicle service penetration rate

•

Achieve F&I growth target

•

Implement process to address potential disparate impact

•

Achieve selling, general and administrative cost reduction target

J. Brooks O'Hara

•

Implement specified recruiting initiatives

•

Align the Company's efforts to comply with all provisions of the Affordable Care Act

•

Streamline field payroll structure and processes

•

Assist in the conversion of the sale and service support center

•

Achieve selling, general and administrative cost reduction target

For 2014, the Committee decided that at achievement of threshold or target performance for EPS, each of the performance metrics — financial and mission-based — should be weighted 50%, with the award payout based on 100% of base salary for Messrs. Hesterberg and Rickel and 60% of base salary for Messrs. Burman, DeLongchamps and O'Hara. The Committee also determined that: (i) if the threshold EPS goal was attained, the executive officers would receive one-third of the financial goal portion of their award; and (ii) if the target EPS goal was attained, the executive officers would receive two-thirds of the financial goal portion of their award. In addition, the Committee decided that for 2014 as long as earnings per share was at least $5.05, the mission-based portion of the award would be payable from 0% to 100%.

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2014 Compensation Discussion and Analysis

The Committee also decided that at achievement of maximum level of performance for EPS, the total possible cash incentive plan payout for each executive should be increased and such increase would be entirely attributable to the financial performance metric. As such, the executive officers would be eligible to receive the same mission-based award discussed above, however Messrs. Hesterberg, Burman, DeLongchamps and O'Hara would receive 150% of the financial portion of their awards as otherwise described above and Mr. Rickel would receive 130% of the financial portion of his award as otherwise described above. As a result, assuming all mission-based goals were attained, the following table sets forth the threshold, target and maximum annual incentive compensation plan potential payouts for 2014, as a percentage of base salary. The target performance level was set such that, if attained, the total cash compensation paid to our executive officers would approximate the median paid to executive officers at our Peer Companies.

	2014 Incentive Payout as a % of Base Salary

Named Executive Officer	Threshold Performance	Target Performance	Maximum Performance
Earl J. Hesterberg	67%	83%	125%

John C. Rickel	67%	83%	115%

Darryl M. Burman	40%	50%	75%

Peter C. DeLongchamps	40%	50%	75%

J. Brooks O'Hara	40%	50%	75%

Results.    For 2014, we achieved the maximum level of our financial goal (EPS) after adjustments were made for extraordinary or unusual circumstances. The Committee, in exercising its authority to adjust actual performance criteria as a result of extraordinary or unusual items affecting operating results, took into consideration that it did not anticipate or make adjustment in advance for the dilutive effect on EPS of the conversion of the Company's 3.00% Convertible Senior Notes due 2020 and the redemption of its 2.25% Convertible

Senior Notes due 2036. The Committee does not believe that the Board's decision to convert some of our long-term debt should adversely affect employees with compensation tied to EPS financial objectives. As a result, after taking into consideration that the total stockholder return for 2014 was 27.2%, the Committee, in exercising their discretion made adjustments for the extraordinary or unusual items. The adjustments resulted in the financial goal portion of the annual incentive compensation being paid at the maximum level.

In connection with its review of the performance of our Chief Executive Officer, the Committee determined that he had achieved all of his 2014 mission-based goals. Following extensive discussion with our Chief Executive Officer regarding his evaluation of the performance of our Named Executive Officers, the Committee determined that Messrs. Rickel, Burman, DeLongchamps and O'Hara met or surpassed their individual and departmental goals, resulting in 100% payout of the mission-based payout. In making these determinations, the Committee specifically considered each executive's leadership in achieving each of the goals. Based on the Committee's evaluation of the performance of each of our Named Executive Officers, it determined the degree to which each officer had achieved his goals and the following amounts of incentive compensation were paid:

Annual Incentive Compensation Plan
Named Executive Officer	2014 Mission Based Award Earned $	2014 Financial Based Award Earned $	2014 Incentive Payout as a % of Base Salary	Amount Paid $
Earl J. Hesterberg	500,000	750,000	125	1,250,000

John C. Rickel	283,250	368,225	115	651,475

Darryl M. Burman	128,250	192,375	75	320,625

Peter C. DeLongchamps	132,900	199,350	75	332,250

J. Brooks O'Hara	92,760	139,140	75	231,900

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2014 Compensation Discussion and Analysis

Long-Term Equity Incentive Compensation

Design.    To align the compensation of our corporate officers with the attainment of our business goals and an increase in stockholder value, we award long-term equity incentive grants to our executive officers as part of our total compensation package. These awards have been made pursuant to the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan and the 2007 Long Term Incentive Plan.

We believe that restricted stock, subject to time-based vesting requirements, appropriately align management's interests with those of our Company and our stockholders, while helping to motivate and retain key members of our management team.

When determining the size of the awards, we typically consider amounts that would provide our executive officers with long-term incentive opportunities that, when combined with base salary and annual cash incentive opportunities, result in total direct compensation within the 50th to 75th percentile of our Peer Companies. We then take into account individual performance, the position and value of the Named Executive Officer to our Company, experience and length of service to us, our desire to incentivize the officer to remain with our Company, and the amount of equity previously awarded to the officer.

Vesting of these awards is intended to facilitate retention, and the shares vest over a five-year period with the restrictions relating to the awards lapsing 40% after two years and 20% in each year thereafter. Since 2008, our vesting provisions have been based on the passage of time. Under the terms of the current award agreements, in the event of death or disability of any employee with unvested awards, all granted but unvested awards will automatically vest.

In addition, in the event of a "qualified retirement", which is a retirement after a minimum of ten years of service with our Company and the executive attaining the age of 63, upon satisfaction of a two year non-compete and certain non-disclosure covenants, all unvested shares of restricted stock or restricted stock units held by the executive officer as of his retirement date will vest.

2014 Awards.    In February 2014, the Committee reviewed the tally sheets and the competitive analysis prepared by PM&P to determine how each Named Executive Officer's base and total compensation compared to their peers and in order to assess all elements of each executive's pay relative to total compensation. The Committee also considered each executive's current equity position for purposes of reward and retention and considered other factors, such as size of previous awards, contribution to corporate results, leadership and Company performance during the year when making the decision as to the size of the equity award for each Named Executive Officer. Based on the analysis and review described above, on February 25, 2014, the Committee granted the following restricted stock awards to the Named Executive Officers: Mr. Hesterberg (45,000 shares), Mr. Rickel (15,500 shares), Mr. Burman (10,000 shares), Mr. DeLongchamps (11,000 shares) and Mr. O'Hara (8,300 shares).

For more information on the 2014 equity awards, please see the section entitled "Executive Compensation — Grants of Plan Based Awards".

Compensation Changes for Fiscal 2015.    The Committee has made no material changes to our long-term incentive compensation strategy for fiscal 2015.

401(k) Plan

We maintain the Group 1 Automotive, Inc. 401(k) Savings Plan (the "401(k) Savings Plan") to assist all employees in providing for their retirement. Matching contributions may be in the form of cash or shares of our common stock or a combination of both, as determined by the Committee. All of our matches have been in cash for all employees. Amounts that we contributed to each Named Executive Officer's 401(k) Savings Plan account are disclosed within the Summary Compensation Table below.

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2014 Compensation Discussion and Analysis

Employee Stock Purchase Plan

Generally, under the Group 1 Automotive, Inc. Employee Stock Purchase Plan, all employees, including our Named Executive Officers, are offered the opportunity to purchase up to $25,000 annually of our common stock at a 15% discount to market, provided that the maximum number of shares that may be purchased by an employee shall not exceed 3,000 shares of common stock per quarter. This is an additional equity incentive we offer to all of our employees to further promote their interest in enhancing stockholder value. These shares may not be sold by the employee for a minimum of six months following purchase.

Deferred Compensation Plan

The Group 1 Automotive, Inc. Deferred Compensation Plan ("Deferred Compensation Plan") is designed as a retention tool for our corporate and regional officers, dealership general managers, other key employees and non-employee directors. It allows participants the opportunity to accumulate additional savings for retirement on a tax-deferred basis. Participants can choose from various defined investment options in which the deferred compensation is notionally invested. Pursuant to the Deferred Compensation Plan, certain corporate officers, including our Named Executive Officers, may defer up to 50% of their base salary and up to 100% of their incentive compensation. For a more detailed discussion of the Deferred Compensation Plan, please see the section entitled "Executive Compensation — Nonqualified Deferred Compensation."

Other Benefits

Health and Welfare Benefits.    Our Named Executive Officers are eligible to participate in our standard medical, dental, vision, disability insurance and life insurance plans to meet their health and welfare needs. These benefits are provided so as to assure that we are able to maintain a competitive position in terms of attracting and retaining executive officers and other employees. This is a fixed component of compensation and the benefits are provided on a non-discriminatory basis to all of our full-time employees.

Vehicle Allowance.    Our Chief Executive Officer, under his employment agreement, is provided with two vehicles for his use. Our senior vice president and Chief Financial Officer receives a vehicle allowance of $15,000 per year and the use of one vehicle. Vice presidents are provided with a vehicle allowance of $11,300 per year, a vehicle, or in certain limited cases, both. We have not modified these amounts since 2005.

Other Perquisites and Personal Benefits.    We provide certain Named Executive Officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with our overall compensation programs and philosophy. These benefits are provided in order to enable us to attract and retain these executives. For example, we pay for club membership privileges that are used primarily for business but also for occasional personal purposes by our Chief Executive Officer, Mr. Hesterberg. In addition, we own a fractional interest in an aircraft which is primarily used for business purposes. However, we make a portion of our time available to Mr. Hesterberg for personal use during the year. In 2014, Mr. Hesterberg was allowed a maximum of 40 flight hours for personal use; however, his actual personal usage was 28.5 hours. Mr. Hesterberg reimburses us for his personal use based on the published standard industry fare level valuation method. We provide this benefit to Mr. Hesterberg because it optimizes the use of his time and is consistent with similar benefits provided by our Peer Companies.

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2014 Compensation Discussion and Analysis

Employment Agreements, Severance Benefits and Change in Control Provisions

We maintain employment and other compensatory agreements with certain Named Executive Officers to ensure they will perform their roles for an extended period of time. Certain provisions contained in these agreements, such as non-competition and non-solicitation provisions, as well as change in control payments, are essential to retaining our talent and protecting our stockholders. We believe that it is appropriate to compensate individuals to refrain from working with competitors following termination, and that compensation enhances the enforceability of such agreements. These agreements and our severance terminology are described in more detail elsewhere in this proxy statement. Please read "Executive Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment, Incentive Compensation and Non-Compete Agreements." These agreements provide for severance compensation to be paid if the officer's employment is terminated under certain conditions, such as following a corporate change, involuntary termination, termination by us for "cause," death or disability, each as defined in the applicable executive's agreement. The employment and other compensatory agreements between our Company and our Named Executive Officers and the related severance provisions are designed to meet the following objectives:

Corporate Change.    In certain limited scenarios, the potential for merger or being acquired may be in the best interests of our stockholders. As a result, we provide severance compensation to certain Named Executive Officers if the officer's employment is terminated following a corporate change transaction. Our intent is to promote the ability of the officer to act in the best interests of our stockholders even though his or her employment could be terminated as a result of the transaction. However, as previously discussed, we do not provide any excise tax gross-ups to any of our Named Executive Officers.

Termination without Cause.    If we terminate the employment of certain corporate officers "without cause" as defined in the applicable agreement, we are obligated to pay the officer certain compensation and other benefits as described in greater detail in "Potential Payments Upon Termination or Change in Control" below. We believe these payments are appropriate because the terminated officer is bound by confidentiality, non-solicitation and non-compete provisions ranging from one to two years after termination. Both parties have mutually agreed to a severance package that would be in place prior to any termination event. This provides us with more flexibility to make a change in senior management if such a change is in the best interests of our Company and its stockholders.

Hedging and Pledging Prohibitions

Our Directors and Named Executive Officers are prohibited from engaging in "short sales" of our stock or otherwise hedging the risk of ownership of our stock. We have also adopted a policy that prohibits our directors and officers from pledging their Company stock, or engaging in any other transaction of a similar nature that has the effect of using Group 1 securities as collateral.

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2014 Compensation Discussion and Analysis

Policy on Payment or Recoupment of Performance-Based Cash Bonuses and Performance-Based Stock Bonuses in the Event of Certain Restatements ("Clawbacks")

The Committee has adopted a policy on payment or recoupment of performance-based cash bonuses and performance-based stock bonuses in the event of certain restatements, excluding those required by a change in generally accepted accounting principles, which provides that we will require the payment or reimbursement (to the extent permitted by governing law) of all or a portion of any performance-based cash or performance-based stock bonus where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement and (b) a higher or lower payment would have been made to the employee based upon the restated financial results. In each of these instances, we will, to the extent practicable: (a) either make a payment of, or seek to recover, the cash amount by which the individual employee's annual performance-based bonus was recalculated based on the restated financial results; provided that we will not pay or seek to recover bonuses paid more than three years prior to the date the applicable restatement is disclosed; (b) cause the award or cancellation of any performance-based stock awards; and (c) seek reimbursement of any unearned gains realized on the vesting of performance-based stock attributable to such awards.

Stock Ownership Guidelines

Our Board has adopted Stock Ownership Guidelines that apply to our Named Executive Officers, as well as other officers within our Company. The guidelines require our Named Executive Officers to maintain a minimum number of shares of our common stock while they are employed by us. The guidelines reinforce the importance of aligning the longer-term interests of our executive officers with the interests of our stockholders and are expressed in terms of the dollar value of their equity holdings as a multiple of each Named Executive Officer's base salary. In February 2014, the Board increased the Stock Ownership Guidelines, as follows:

Name	Prior Stock Ownership Guidelines	Current Stock Ownership Guidelines
Earl J. Hesterberg	4×annual base salary	6×annual base salary

John C. Rickel	2×annual base salary	3×annual base salary

Darryl M. Burman	1×annual base salary	2×annual base salary

Peter C. DeLongchamps	1×annual base salary	2×annual base salary

J. Brooks O'Hara	1×annual base salary	2×annual base salary

The dollar value of stock ownership is based on base salary times a multiple divided by the previous 36-month average stock price as calculated on December 31st of each year. Unvested restricted stock awards are counted towards each Named Executive Officer's ownership requirement. Stock ownership levels should be achieved by each officer within five years of the adoption of these guidelines, or within five years of the individual's appointment as an officer. Each of our Named Executive Officers is in compliance with current guidelines.

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2014 Compensation Discussion and Analysis

Tax Deductions for Compensation

In conducting our executive compensation programs, the Committee considers the effects of Section 162(m) of the Internal Revenue Code, which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or any of their three other most highly compensated corporate officers, other than the chief financial officer, who are employed on the last day of a given year, unless their compensation is based on performance criteria that are established by a compensation committee which is made up of outside directors and approved, as to their material terms, by their stockholders. The Committee considers its primary goal to design compensation strategies that further the best interests of our stockholders. In certain cases, it may determine that the amount of tax deductions lost is not significant when compared to the potential opportunity a compensation program provides for creating long-term stockholder value. The Committee therefore retains the ability to evaluate the performance of our executive officers and to pay appropriate compensation, even if some of it may be non-deductible, to ensure competitive levels of total compensation is paid to certain individuals.

Risk Assessment

We have reviewed our compensation policies and practices for all employees, including executive officers, and determined that our compensation programs are not reasonably likely to cause behaviors that would have a material adverse effect on our Company. Moreover, we believe that several design features of our compensation programs and policies reduce the likelihood of excessive risk-taking:

✓
The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.

✓
We currently do not grant stock options.

✓
The Compensation Committee has discretion over incentive program payouts.

✓
The compensation recovery policy (which extends to all employees participating in the incentive plan) allows our Company to "claw back" payments made using materially inaccurate financial results.
✓
Executive officers are subject to robust stock ownership guidelines.

✓
Compliance and ethical behaviors are integral factors considered in all performance assessments.

✓
We set the proper ethical and moral expectations through our policies, values and procedures and provide various mechanisms for reporting issues.

✓
We maintain an evaluation program, utilizing internal and third-party resources, which enables us to verify that our compensation policies and practices are aligned with expectations, including periodic reviews and audits of our dealership sales and finance departments.

We believe that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

     2015 Proxy Statement    51

Report of the Compensation Committee

During the last fiscal year, and this year in preparation for the filing of this proxy statement with the SEC, the Committee:

•
reviewed and discussed the disclosure set forth under the heading "Compensation Discussion and Analysis" with management; and

•
based on the reviews and discussions referred to above, recommended to the Board of Directors that the disclosure set forth under the heading "Compensation Discussion and Analysis" be included in this proxy statement and incorporated by reference into Group 1 Automotive, Inc.'s Annual Report on Form 10-K, for the fiscal year ended December 31, 2014.

Respectfully submitted by the Compensation Committee of the Board of Directors,

Max P. Watson, Jr. (Chairman) John L. Adams Stephen D. Quinn J. Terry Strange

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2014 Summary Compensation Table

The following table summarizes, with respect to our Named Executive Officers, information relating to the compensation earned for services rendered in all capacities. Our Named Executive Officers consist of our five current executive officers, including our Chief Executive Officer and our Chief Financial Officer.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Earl J. Hesterberg	2014	1,000,000	—	2,881,350	1,250,000	119,519	553,792	5,804,661
President and	2013	1,000,000	—	2,583,900	666,667	35,860	259,173	4,645,600
Executive Officer	2012	1,000,000	—	2,467,350	1,250,000	108,611	242,084	5,068,045

John C. Rickel	2014	566,500	—	992,465	651,475	155,433	24,550	2,390,423
Senior Vice President	2013	550,000	—	861,300	366,667	160,859	27,039	1,965,865
and Chief Financial Officer	2012	525,000	50,000	822,450	603,750	165,333	25,262	2,191,795

Darryl M. Burman	2014	427,500	—	640,300	320,625	11,147	28,586	1,428,158
Vice President and	2013	415,000	—	574,200	166,000	14,950	28,667	1,198,817
General Counsel	2012	400,000	50,000	548,300	300,000	7,964	29,307	1,335,571

Peter C. DeLongchamps	2014	443,000	100,000	704,330	332,250	40,559	25,060	1,645,199
Vice President, Mfr.	2013	430,000	50,000	631,620	172,000	44,871	27,076	1,355,566
Relations, Financial Services & Public Affairs	2012	417,000	—	548,300	312,750	34,869	25,097	1,338,016

J. Brooks O'Hara	2014	309,200	—	531,449	231,900	30,002	19,100	1,121,651
Vice President, Human	2013	300,200	—	516,780	106,571	25,336	18,862	967,749
Resources	2012	290,200	—	493,470	217,650	26,479	18,800	1,046,599

(1)
Mr. Hesterberg's salary had not increased since 2005, until the Committee approved an increase for him, effective January 1, 2015.

(2)
The amounts in the "Stock Awards" column reflect the required accounting expense for these awards and do not correspond to the actual value that may be recognized by our Named Executive Officers. These amounts represent the grant date fair value of awards computed in accordance with FASB ASC Topic 718 in connection with restricted stock awards granted under the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan and the Group 1 Automotive, Inc. 2007 Long Term Incentive Plan. Assumptions made in the calculation of these amounts in fiscal years 2012, 2013 and 2014 are included in Note 5 to the audited financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2012, December 31, 2013 and December 31, 2014, respectively. Certain of these awards have no intrinsic value to the recipient until the performance or vesting schedule is met. For example: As of December 31, 2014, our Named Executive Officers had not realized any value from their 2014 awards because vesting will not begin until 2016, when forfeiture restrictions will lapse as to 40% of the awards. Forfeiture restrictions will lapse as to the remaining 60% of the 2014 awards in 20% increments in 2017, 2018 and 2019. Vesting schedules for equity awards can be found in the footnotes to the "Outstanding Equity Awards as of December 31, 2014" table.

(3)
Amounts reflect above-market earnings on the Deferred Compensation Plan. Amounts are reflective of earnings in excess of 120% of the applicable federal long-term rate, with compounding, of 3.92%. We do not offer a pension plan.

(4)
The following table contains a breakdown of the compensation and benefits included under "All Other Compensation" for 2014:

Name	Year	401(k) Savings Plan Matching Contribution ($)	Automobile Allowance ($)	Use of Demonstrator Vehicle(a) ($)	Airplane Use(b) ($)	Club Membership and Dues ($)	Total ($)
Earl J. Hesterberg	2014	7,800	—	23,770	511,570	10,652	553,792

John C. Rickel	2014	7,511	15,000	2,039	—	—	24,550

Darryl M. Burman	2014	7,503	11,300	9,783	—	—	28,586

Peter C. DeLongchamps	2014	7,800	11,300	5,960	—	—	25,060

J. Brooks O'Hara	2014	7,800	11,300	—	—	—	19,100

(a)
Represents the incremental cost for personal use of one or more Company demonstrator vehicles. The incremental cost is determined by multiplying the annual lease value of the vehicle by the percentage of personal use, which we track through travel logs.

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Executive Compensation

(b)
Represents the difference between the amount paid by the executive for the use of our leased airplane under the standard industry fare level ("SIFL") method and the lease cost to us for such use. The SIFL method calculates the executive's use by multiplying the SIFL cents-per-mile rates applicable for the period during which the flight was taken by the appropriate aircraft multiple (a factor that is determined by using the weight of the aircraft being used, and is also dependent upon whether Mr. Hesterberg is considered a "control employee," or an officer of our Company, which he is) and then adding the applicable terminal charge. The SIFL cents-per-mile rates in the formula and the terminal charge are calculated by the Department of Transportation and are revised semi-annually.

Grants of Plan Based Awards in 2014

The following table provides information concerning each grant of an award made to our Named Executive Officers under our annual incentive compensation plan and 2007 Long Term Incentive Plan, including awards that have been transferred, during 2014:

			Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and Option

Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)	Awards ($)
Earl J. Hesterberg	—	—	—	833,333	1,250,000	—	—
	02/25/2014	02/25/2014	—	—	—	45,000	2,881,350

John C. Rickel	—	—	—	427,083	651,475	—	—
	02/25/2014	02/25/2014	—	—	—	15,500	992,465

Darryl M. Burman	—	—	—	213,750	320,625	—	—
	02/25/2014	02/25/2014	—	—	—	10,000	640,330

Peter C. DeLongchamps	—	—	—	221,500	332,250	—	—
	02/25/2014	02/25/2014	—	—	—	11,000	704,330

J. Brooks O'Hara	—	—	—	154,600	231,900	—	—
	02/25/2014	02/25/2014	—	—	—	8,300	531,449

(1)
Estimated possible payouts under the 2014 annual incentive compensation plan. The "Threshold" column shows dashes because the ultimate value of the annual incentive compensation payouts could be reduced to effectively zero. The amounts shown in the "Target" and "Maximum" columns assume achievement of 100% of the mission-based goals for each Named Executive Officer. See the "Non-Equity Incentive Plan Compensation" column of the 2014 Summary Compensation Table for actual amounts paid to Named Executive Officers under the annual incentive compensation plan for 2014 and "Compensation Discussion and Analysis — Compensation Components — Annual Incentive Compensation Plan" beginning on page 44 of this proxy statement for a description of the annual incentive compensation plan and how the payouts were determined.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The following is a discussion of material factors we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards Table for 2014.

Employment, Incentive Compensation and Non-Compete Agreements

Earl J. Hesterberg.    Effective September 8, 2010, we entered into an employment agreement with Mr. Hesterberg. Mr. Hesterberg's annual base salary under the employment agreement is $1,000,000, subject to increase by the

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Executive Compensation

Compensation Committee from time to time. (The Committee increased Mr. Hesterberg's annual base salary to $1,100,000, effective January 1, 2015.)

Subject to the terms and conditions of the agreement, we have agreed to employ Mr. Hesterberg through December 31, 2015. At that time, the employment agreement will automatically convert to a month-to-month relationship terminable at any time by either employer or employee for any reason upon 180 days advance written notice.

John C. Rickel.    Effective January 1, 2009, we entered into an employment agreement with Mr. Rickel. Subject to the terms and conditions of the agreement, we agreed to employ Mr. Rickel through December 31, 2010. Mr. Rickel's employment agreement automatically renews for successive one-year periods unless either party prior to the expiration of the term provides 60 days prior written notice of termination to the other party. Provisions of Mr. Rickel's employment agreement related to termination and change in control are discussed in "Potential Payments on Termination or Change in Control" beginning on page 59 of this proxy statement.

Darryl M. Burman.    Effective December 1, 2009, we entered into an employment agreement with Mr. Burman. Subject to the terms and conditions of the agreement, we agreed to employ Mr. Burman through November 30, 2011. Mr. Burman's employment agreement automatically renews for successive one-year periods unless either party prior to the expiration of the term provides 60 days prior written notice of termination to the other party. Provisions of Mr. Burman's employment agreement related to termination and change in control are discussed in "Potential Payments on Termination or Change in Control" beginning on page 59 of this proxy statement.

Messrs. Hesterberg, Rickel and Burman are also entitled to participate, on the same basis generally as our other employees, in all general employee benefit plans and programs that are made available to all or substantially all of our employees. In addition, Mr. Hesterberg is entitled to the use of two demonstrator vehicles of his choice, Mr. Rickel is entitled to one demonstrator vehicle of his choice and a vehicle allowance totaling $1,250 per month, and Mr. Burman is entitled to one demonstrator vehicle of his choice and a vehicle allowance totaling $941.66 per month.

All incentive compensation awards payable to Messrs. Hesterberg, Rickel and Burman will be determined by the Committee in its sole discretion in accordance with the terms of our annual incentive compensation program, and all payments pursuant to this program shall be made on or before March 15th of the year following the year of service to which the incentive compensation relates.

We have not entered into an employment or non-compete agreement with Mr. DeLongchamps or Mr. O'Hara.

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Outstanding Equity Awards at December 31, 2014

The following table provides information concerning restricted stock awards for our Named Executive Officers. As of December 31, 2014, none of our Named Executive Officers had any stock options.

	Stock Awards

Name	Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)
Earl J. Hesterberg	09/08/2010	24,000	2,150,880
	03/08/2011	20,000	1,792,400
	03/02/2012	27,000	2,419,740
	02/27/2013	45,000	4,032,900
	02/25/2014	45,000	4,032,900

John C. Rickel	11/10/2010	2,400	215,088
	03/08/2011	5,600	501,872
	03/02/2012	9,000	806,580
	02/27/2013	15,000	1,344,300
	02/25/2014	15,500	1,389,110

Darryl M. Burman	11/10/2010	1,000	89,620
	03/08/2011	3,600	322,632
	03/02/2012	6,000	537,720
	02/27/2013	10,000	896,200
	02/25/2014	10,000	896,200

Peter C. DeLongchamps	11/10/2010	1,000	89,620
	03/08/2011	3,600	322,632
	03/02/2012	6,000	537,720
	02/27/2013	11,000	985,820
	02/25/2014	11,000	985,820

J. Brooks O'Hara	11/10/2010	1,000	89,620
	03/08/2011	3,600	322,632
	03/02/2012	5,400	483,948
	02/27/2013	9,000	806,580
	02/25/2014	8,300	743,846

(1)
Forfeiture restrictions on our restricted stock awards lapse over a five-year period: 40% of the award on the second anniversary of the grant date, and 20% on the third, fourth and fifth anniversaries of the grant date, respectively.

(2)
Calculated using value of our common stock at close of market on December 31, 2014 of $89.62.

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2014 Restricted Stock Vested

The following table provides information relating to the vesting of restricted stock during 2014 on an aggregated basis for each of our Named Executive Officers. Our Named Executive Officers currently do not have stock options.

	Stock Awards

Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Earl J. Hesterberg	60,000	4,424,600

John C. Rickel	20,200	1,508,100

Darryl M. Burman	9,800	738,942

Peter C. DeLongchamps	9,200	686,826

J. Brooks O'Hara	8,800	659,990

(1)
Represents the gross number of shares acquired upon vesting of restricted stock, without taking into account any shares withheld to satisfy applicable tax obligations.

(2)
Represents the value of the vested restricted stock, calculated by multiplying (a) the number of vested shares of restricted stock by (b) the average of the high and low sales prices of our common stock on the vesting date, which is how we calculate market value for purposes of this table.

Nonqualified Deferred Compensation

The following table sets forth our Named Executive Officers' information regarding the Deferred Compensation Plan, including, with respect to each officer, (1) the aggregate contributions made by the officer, (2) the aggregate interest or other earnings accrued, (3) the employer contribution and (4) the total balance of the officer's account.

Name	Executive Contributions in Last FY(1) ($)	Employer Match Contributions in Last FYE(2) ($)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE(4) ($)
Earl J. Hesterberg	375,000	1,204	233,569	3,060,166

John C. Rickel	560,835	1,257	300,017	4,033,786

Darryl M. Burman	105,806	1,007	19,877	253,803

Peter C. DeLongchamps	86,450	1,116	78,703	1,035,180

J. Brooks O'Hara	23,190	956	58,504	767,476

(1)
Reported as compensation to the Named Executive Officer in the Summary Compensation Table for 2014, (including any non-equity incentive plan compensation earned during 2014, but paid in 2015).

(2)
Represents portion of Company 401(k) savings plan matching contributions that could not be contributed into the 401(k) savings plan for the individuals due to Code restrictions. The 401(k) Savings Plan matching contributions are reported as "All Other Compensation" in the Summary Compensation Table for 2014.

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(3)
The following portions of the aggregate earnings in the last fiscal year were reported in the 2014 "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the 2014 Summary Compensation Table because they were above-market earnings: Mr. Hesterberg ($119,519), Mr. Rickel ($155,433), Mr. Burman ($11,147), Mr. DeLongchamps ($40,559) and Mr. O'Hara ($30,002).

(4)
The following portions of the aggregate balance amounts for each of the following Named Executive Officers were reported as compensation to the officer in the Summary Compensation Table in 2012 and 2013: Mr. Hesterberg — $125,000 for 2012 and $66,667 for 2013; Mr. Rickel — $215,938 for 2012 and $385,000 for 2013; Mr. Burman — $87,500 for 2012 and $54,780 for 2013; Mr. DeLongchamps — $62,550 for 2012 and $44,400 for 2013; and Mr. O'Hara — $43,530 for 2012 and $21,314 for 2013. Does not include non-equity incentive plan compensation earned in 2014, but paid in 2015.

Pursuant to the Deferred Compensation Plan, certain corporate officers, including Named Executive Officers, may defer up to 50% of their base salary and up to 100% of their incentive compensation. Deferral elections are to be made no later than the last day of the calendar year immediately preceding the calendar year in which such compensation is earned. At the plan administrative committee's discretion, deferral elections with respect to certain performance- based compensation may be made not later than six months prior to the end of the performance period in which such compensation is earned. In addition, for each calendar year, we contribute an amount on behalf of each executive equal to the amount of the employer match the executive forfeited under the 401(k) Savings Plan in order for the 401(k) Savings Plan to comply with the nondiscrimination requirements of the Internal Revenue Code. Currently, 100% of each Named Executive Officer's account is vested. We may also make discretionary credits to an officer's account from time to time, which credits will be subject to a vesting schedule established by us at the time of such credit. We did not make any discretionary contribution credits during the 2014 year. If no vesting schedule is established, the officer will be vested in a percentage of the discretionary employer deferral equal to the officer's vested interest in his "employer contribution account" under the 401(k) Savings Plan. If we undergo a corporate change, the officer will become fully vested in his account under the Deferred Compensation Plan.

Benefits under the Deferred Compensation Plan will be paid no earlier than upon the executive's termination of service, or, upon a certain date elected by the officer. Benefits will be paid, at the participant's election, in a lump sum or in annual installments, although all distributions will be paid in cash. Payments upon an executive's termination of service may be delayed for six months to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code. Except in the event of unforeseeable financial emergencies, in-service withdrawals are generally not permitted in the Deferred Compensation Plan, although the necessary portion of a participant's vested account balance may be distributed in order to satisfy certain employment, federal or state taxes. An unforeseeable financial emergency shall allow a participant to access vested funds in his accounts upon the occurrence of: (1) a severe financial hardship of the participant that results from an illness or accident of the participant, or the participant's beneficiary, spouse or dependent; (2) loss of the participant's or the beneficiary's property due to casualty; or (3) a similar extraordinary and unforeseeable circumstance as described in Section 409A of the Internal Revenue Code arising as a result of events beyond the participant's control.

Deferred amounts will be deemed to be notionally invested in such fund as the participants shall designate. Most of the funds are also available in the Group 1 401(k) Savings Plan except for the Group 1 Guaranteed Crediting Rate investment option which is the default investment option. The Group 1 Guaranteed Crediting Rate investment option is a declared interest rate, which was set by the Committee at 8% for 2014.

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Potential Payments upon Termination or Change in Control

We believe providing certain executive officers with severance payments and accelerating the vesting of equity awards in certain circumstances are important retention tools. In addition, we believe that providing for double-trigger payments and equity award vesting to certain key executives in connection with a change in corporate control helps maximize stockholder value by encouraging our executives to objectively review any proposed transaction, whether or not that executive will continue to be employed. Executive officers at other companies in the general market against which we compete for executive talent commonly have equity compensation plans that provide for accelerated vesting upon a corporate change and post-termination payments, and we have consistently provided this benefit to certain executive officers in order to remain competitive in attracting and retaining skilled professionals.

The discussion below discloses the amount of compensation and/or other benefits that would be payable to each of our Named Executive Officers in the event of termination of their employment under the following scenarios: death, disability, with and without cause, for certain constructive termination events, and following a corporate change. All potential payments to the executive officers upon termination of their employment or upon a corporate change are governed by the 2014 Long Term Incentive Plan and the 2007 Long Term Incentive Plan pursuant to which various equity incentive awards were issued and, with respect to Messrs. Hesterberg, Rickel and Burman, the terms of employment agreements as described below. None of our Named Executive Officers is entitled to an excise tax gross-up payment. For additional information regarding the employment agreements, see "Compensation Discussion and Analysis — Employment Agreements, Severance Benefits and Change in Control Provisions."

Employment Agreements

We currently have employment agreements with Messrs. Hesterberg, Rickel and Burman. Each agreement provides that in the event the executive is terminated due to an Involuntary Termination or the executive terminates his employment following a Constructive Termination Event, the executive will be entitled to the following:

•
a lump sum payment equal to the executive's base salary divided by 12 and multiplied by a severance multiplier. The "severance multiplier" in the case of Mr. Hesterberg is the lesser of 24 months or the remaining months in the term of the employment agreement, and, in the case of Mr. Rickel or Mr. Burman, is the greater of 12 months or the remaining months in the term of the employment agreement. The payment will be made on the first day of the seventh month following the termination of employment;

•
a pro rata bonus calculated in accordance with our Annual Incentive Compensation Plan, paid in a single lump sum payment at the later of (1) the first day of the seventh month following the executive's separation from service, or (2) March 15th of the year following the release of earnings for the year in which the separation of service occurred;

•
immediate vesting of all unvested restricted stock awards or stock options, which will be exercisable as if the executive had continued to be employed by us for the full term of his employment agreement;

•
the use of a demonstrator vehicle for a period of six months; and

in the case of Mr. Hesterberg, continued medical coverage for Mr. Hesterberg and his spouse until (1) Mr. Hesterberg receives comparable coverage at a new employer, (2) Mr. Hesterberg's death, or (3) a period of 36 months has passed.

In the event that the executive terminates employment following an involuntary reduction of his salary or incentive compensation targets within six months after a Corporate Change, the executive will be entitled to the same payments and benefits as described in the first three bullets above, except the severance multiplier will be 30 months for Messrs. Hesterberg and Rickel and 15 months for Mr. Burman.

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Each agreement further provides that if the executive's employment is terminated due to death or Disability, then the executive is entitled to:

•
his pro rata salary through the date of such termination and a pro rata bonus (based on his termination date), calculated in accordance with our Annual Incentive Compensation Plan, paid in a single lump sum payment at the later of (1) the first day of the seventh month following the executive's separation from service, or (2) March 15th of the year following the release of earnings for the year in which the separation of service occurred;

•
immediate vesting of all unvested restricted stock awards or stock options, which will be exercisable as if the executive had continued to be employed by us for the full term of his employment agreement;

•
in the case of Disability, the use of a demonstrator vehicle for a period of six months, or in the event of the executive's Death, for Messrs. Hesterberg and Rickel, the use of the vehicle would go to the surviving spouse, if any, for a period of twelve months; and

•
in the case of Mr. Hesterberg, continued medical coverage for Mr. Hesterberg and his spouse until (1) Mr. Hesterberg receives comparable coverage at a new employer, (2) Mr. Hesterberg's death, or (3) a period of 36 months has passed.

Mr. Hesterberg's agreement also provides that if he resigns at any time after December 31, 2015, all unvested equity awards held by Mr. Hesterberg will vest upon satisfaction of certain post-termination employment obligations set forth in his non-compete agreement (discussed below). In addition, if Mr. Hesterberg's employment is terminated for any reason after December 15, 2014, he will receive his pro rata bonus through the date of his termination, calculated in accordance with the annual incentive compensation plan and paid in a single lump sum payment.

In the event of a termination by the Company for Cause or a Voluntary Termination by the executive,

all compensation and benefits will cease as of the respective date of termination. In these circumstances, the executive officers would only receive base salary earned but not yet paid.

The employment agreements contain a covenant that the executives will not sue or lodge any claim against us based upon an Involuntary Termination for any payments in addition to those described above. In the event that the executive breaches this covenant, we will be entitled to recover from that executive all sums we or any of our subsidiaries or affiliates have expended in relation to such action. We will also be entitled to offset any amounts expended in relation to defending such claim against any amounts owed to the executive prior to a final determination of the arbitration provisions provided for in the employment agreement.

The executives have agreed not to disclose, during or at any time after their employment with us, any of our confidential information or trade secrets. The executives will return all proprietary materials, and all copies thereof, to us upon a termination of employment for any reason, and all copyrighted works that the executive may have created during his employment relating to us or our business in any manner shall remain our property.

These agreements generally contain the following terms, except where noted otherwise below, and the following provisions that could impact the amount of compensation that the executives receive at or following their separation from service from us:

•
"Cause" shall mean any of the following: (1) conviction or plea of nolo contendere to a felony or a crime involving moral turpitude; (2) breach of any material provision of either an agreement with us or our Code of Conduct; (3) the use, for his own benefit, of any confidential or proprietary information of ours, or willfully divulging for his benefit such information; (4) fraud or misappropriation or theft of any of our funds or property; (5) willful refusal to perform his duties or (6) gross negligence; provided, however, that we, before terminating the executive under (2) or (5), must first give

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written notice to him of the nature of the alleged breach or refusal and must provide him with a minimum of fifteen days to correct the problem. Before terminating him for purported gross negligence we must give written notice that explains the alleged gross negligence in detail and must provide him with a minimum of 20 days to correct the problem, unless correction is inherently impossible.

•
"Corporate Change" shall mean the first to occur of any of the following events: (1) any person acquires 50% or more of our common stock or voting securities, other than (a) any acquisition directly from or resulting from an acquisition of our shares by us, (b) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any entity controlled by us, or (c) any acquisition by any entity pursuant to a transaction which complies with clauses (a) or (b); (2) the occurrence of a merger, reorganization, consolidation or disposition of all or substantially all of our assets, unless our stockholders prior to such transaction hold more than 50% of the equity and voting power of the resulting entity or entity holding such assets, no person (other than benefit plans of such entity) holds 50% or more of the equity or voting power of such entity and at least a majority of the board of directors of such entity were members of the Incumbent Board; or (3) our stockholders approve our complete liquidation or dissolution.

•
"Constructive Termination Event" shall occur upon: (1) the failure by us to pay the executive's compensation as provided in the applicable agreement; (2) relocation without his consent of his primary employment location of more than 50 miles; (3) our request that the executive perform any illegal activity or sign-off on any inappropriate financial statement or acknowledgement; (4) a material diminution in the executive's position, duties, responsibilities, reporting status, or authority; or (5) a material negative reduction in base salary or incentive compensation targets within six months after a Corporate Change, except that before exercising his right to terminate the employment relationship pursuant to any of the previous provisions, he must first give written notice to our Board of the circumstances purportedly giving rise to his right to terminate and must provide us with a minimum of thirty days to correct the problem, unless correction is inherently impossible.

•
"Disability" shall mean the executive's becoming incapacitated by accident, sickness or other circumstance that in the reasonable opinion of a qualified doctor approved by our Board, renders him mentally or physically incapable of performing the essential functions of the executive's position, with or without reasonable accommodation, and that will continue, in the reasonable opinion of the doctor, for a period of no less than 180 days.

•
"Involuntary Termination" shall mean a termination by the executive due to a Constructive Termination Event by itself or in relation to a Corporate Change, or by us for any reason without Cause, at the discretion of our Board; an "Involuntary Termination" also includes the nonrenewal of the executive's employment agreement by the Board.

•
"Voluntary Termination" shall mean a termination by the executive other than for a Constructive Termination Event.

Group 1 Automotive 2014 Long Term Incentive Plan

The 2014 Long Term Incentive Plan provides that, upon a Corporate Change (as defined below), the Compensation Committee may accelerate the vesting and exercise date of options and stock appreciation rights, cancel options and stock appreciation rights and make payments in respect thereof in cash, adjust the outstanding options and stock appreciation rights as appropriate to reflect the Corporate Change, or provide that each option and stock appreciation right is exercisable for the number and class of securities or property that the optionee would have been entitled to had the option or stock appreciation right already been exercised. Upon the occurrence of a Corporate Change, the Compensation Committee may fully

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Executive Compensation

vest any restricted stock awards then outstanding and, upon such vesting, all restrictions applicable to the restricted stock will terminate. Further, if the Corporate Change constitutes a change in the ownership or effective control of us or of a substantial portion of our assets, within the meaning of Section 409A of the Code, the Committee may require the mandatory surrender of phantom stock awards upon payment of the maximum value of such awards to their holders.

The 2014 Long Term Incentive Plan provides that a Corporate Change occurs if (1) we are dissolved and liquidated; (2) if we are not the surviving entity in any merger or consolidation (or we survive only as a subsidiary of an entity); (3) if we sell, lease or exchange all or substantially all of our assets to any other person or entity; (4) any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of our voting stock; or (5) after a contested election of directors, the persons who were directors before such election cease to constitute a majority of our Board of Directors.

Our Named Executive Officers do not currently, and at December 31, 2014 did not, hold any unvested stock options or phantom stock awards, and therefore there are no amounts to report with respect to acceleration of stock option awards or payment of phantom stock awards by the Compensation Committee in connection with a Corporate Change.

The award agreements for restricted stock under the Company's 2014 Long Term Incentive Plan also establish vesting provisions applicable to termination of employment. The award agreement for all grants of restricted stock to our executive officers, except restricted stock granted to Mr. O'Hara in February 2014, provides for accelerated vesting if the executive officer's employment is terminated due to death or disability. The award agreements for the restricted stock granted to Mr. O'Hara since February 2014 provides for accelerated vesting in the case of death or disability and in the case of a qualified retirement. A "qualified retirement" is the termination of employment on a date that is on or after the employee's attainment of age 63 and following the employee's completion of a least ten years of service with the Company and upon satisfaction of a two year non-compete and certain non-disclosure covenants. Mr. O'Hara will be eligible for a qualified retirement in January 2019.

Non-Competition Agreements

Along with their respective employment agreements, Mr. Hesterberg has entered into a non-compete and Messrs. Rickel and Burman have entered into Incentive Compensation and Non-Compete agreements with us, each of which provide that for a period of two years with respect to Messrs. Hesterberg and Rickel, and one year with respect to Mr. Burman following the executive's termination of employment, the executive will not compete with us or induce any of our employees to leave his or her employment with us or hire any of our employees. However, upon such termination, Mr. Burman shall not be prohibited from immediately engaging in the practice of law, independently or with a law firm, or from performing legal services on our behalf or any business competitive with any line of business conducted by us or any of our subsidiaries or affiliates (including, without limitation, any public or private auto retailer), regardless of termination for Cause, Voluntary Termination, Involuntary Termination, or expiration of his agreement.

If Mr. Hesterberg violates this agreement, he will also forfeit his rights to any restricted stock and stock options granted pursuant to his employment agreement, and we will have the right to refrain from making any further payments under that agreement, as well as to receive back from Mr. Hesterberg the full value of any payments which were made to him in the previous twelve months as well as the value of any restricted stock or stock options that may have vested during the past twelve months from the date of Mr. Hesterberg's termination. If Messrs. Rickel or Burman violate their respective agreements, we will have the right to demand forfeiture of any cash or equity award realized during the twelve months prior to the violation.

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Executive Compensation

Termination and Change in Control Tables for 2014

The following tables summarize the compensation and other benefits that would have become payable to each Named Executive Officer assuming his employment had terminated for the reasons specified below on December 31, 2014, given, if applicable, the Named Executive Officer's base salary as of that date and the closing price of the Company's common stock on December 31, 2014, which was $89.62. In addition, the following tables summarize the compensation that would become payable to Messrs. Hesterberg, Rickel and Burman assuming that a Corporate Change of the Company coupled with an involuntary reduction of his salary or incentive compensation target had occurred on December 31, 2014.

Earl J. Hesterberg

	Involuntary Termination ($)	Constructive Termination ($)	Corporate Change ($)	Death and Disability ($)
Salary and Bonus	2,250,000	2,250,000	3,750,000	1,250,000

Equity Compensation(1)	14,428,820	14,428,820	14,428,820	14,428,820

Use of Vehicle	11,885	11,885	11,885	18,442

Continued Medical(2)	46,711	46,711	46,711	46,711

Total	16,737,416	16,737,416	18,237,416	15,743,973

(1)
The amount in the table was calculated by multiplying $89.62 by the 161,000 unvested shares of restricted stock Mr. Hesterberg held on December 31, 2014 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $14,428,820.

(2)
Amounts shown here are calculated using the COBRA costs for continued coverage as of December 31, 2014.

John C. Rickel

	Involuntary Termination ($)	Constructive Termination ($)	Corporate Change ($)	Death and Disability ($)
Salary and Bonus	1,217,975	1,217,975	2,067,725	651,475

Equity Compensation(1)	4,256,950	4,256,950	4,256,950	4,256,950

Use of Vehicle	1,019	1,019	1,019	2,039

Total	5,475,944	5,475,944	6,325,694	4,910,464

(1)
The amount in the table was calculated by multiplying $89.62 by the 47,500 shares of unvested restricted stock

Mr. Rickel held on December 31, 2014 that we assume for purposes of this calculation would be subject to accelerated vesting, to equal $4,256,950.

Darryl M. Burman

	Involuntary Termination ($)	Constructive Termination ($)	Corporate Change ($)	Death and Disability ($)
Salary and Bonus	748,125	748,125	855,000	320,625

Equity Compensation(1)	2,742,372	2,742,372	2,742,372	2,742,372

Use of Vehicle	4,892	4,892	4,892	4,892

Total	3,495,389	3,495,389	3,602,264	3,067,889

(1)
The amount in the table was calculated by multiplying $89.62 by the 30,600 shares of unvested restricted stock Mr. Burman held on December 31, 2014 that we have assumed for purposes of this calculation would be subject to accelerated vesting, to equal $2,742,372.

Peter C. DeLongchamps

	Involuntary Termination ($)	Constructive Termination ($)	Corporate Change(2) ($)	Death and Disability ($)
Equity Compensation(1)	—	—	2,921,612	2,921,612

Total	—	—	2,921,612	2,921,612

(1)
The amount in the table was calculated by multiplying $89.62 by the 32,600 shares of unvested restricted stock Mr. DeLongchamps held on December 31, 2014 that we have assumed for purposes of this calculation would be subject to accelerated vesting, to equal $2,921,612.

(2)
Assumes Compensation Committee determines to accelerate vesting in connection with a Corporate Change.

J. Brooks O'Hara

	Involuntary Termination ($)	Constructive Termination ($)	Corporate Change(2) ($)	Death and Disability ($)
Equity Compensation(1)	—	—	2,446,626	2,446,626

Total	—	—	2,446,626	2,446,626

(1)
The amount in the table was calculated by multiplying $89.62 by the 27,300 shares of unvested restricted stock Mr. O'Hara held on December 31, 2014 that we have assumed for purposes of this calculation would be subject to accelerated vesting, to equal $2,446,626.

(2)
Assumes Compensation Committee determines to accelerate vesting in connection with a Corporate Change.

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Director Compensation

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2014. Directors who are our full-time employees receive no compensation for serving as directors. The only current employees serving as directors are Earl J. Hesterberg, our President and Chief Executive Officer and Lincoln Pereira, Regional Vice President, Brazil, and Chairman of UAB. All compensation paid to Mr. Hesterberg as an employee may be found above in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	Total ($)
John L. Adams	202,559	109,941	19,008	82,465	413,973

Doyle L. Arnold(5)	—	—	—	—	—

Louis E. Lataif(6)	55,059	109,941	8,800	21,773	195,573

Stephen D. Quinn	114,559	109,941	17,600	64,553	306,653

Beryl Raff(7)	80,559	109,941	24,657	24,003	239,160

J. Terry Strange	126,059	109,941	17,600	17,081	270,681

Max P. Watson, Jr.	99,559	109,941	17,600	—	227,100

MaryAnn Wright(8)	38,420	42,739	3,240	—	84,399

(1)
The amounts included in the "Stock Awards" column represent the grant date fair value of awards computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 5 to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K.

(2)
Each year our directors are offered the option of taking their annual retainer in restricted stock or restricted stock units. In 2014 each non-employee director received 1,565 shares of restricted stock in payment of the equity portion of the 2014 annual retainer, with the exception of Ms. Wright who joined the Board on August 12, 2014 and received a pro rata annual retainer of 560 shares of restricted stock units. The forfeiture restrictions on restricted stock lapse fully after six months. Restricted stock units held by a director are settled in shares of our common stock upon the termination of the director's membership on our Board. All unvested restricted stock or restricted stock units held by a director vest upon the retirement, death or disability of the director. In the event that a director's membership on our Board is terminated for cause, the director, for no consideration, forfeits to us all unvested restricted stock or restricted stock units. Restricted stock or unvested restricted stock units may not be sold or otherwise transferred.

(3)
Reflects the maximum cost associated with the personal use of one Company vehicle or the economic equivalent.

(4)
Amounts reflect above-market earnings on the Deferred Compensation Plan. Amounts are reflective of earnings in excess of 120% of the applicable federal long-term rate, with compounding, of 3.92%. We do not offer a pension plan.

(5)
Mr. Arnold was appointed to the Board on February 25, 2015.

(6)
Mr. Lataif retired from the Board following the 2014 Annual Meeting of Stockholders.

(7)
Ms. Raff resigned as a member of the Board and Compensation Committee and as Chair of the Nominating/Governance Committee effective February 20, 2015.

(8)
Ms. Wright was appointed to the Board on August 12, 2014.

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Retainers and Fees

The table below sets forth the compensation we pay to our non-employee directors which governed the 2014 compensation program:

Retainer and Meeting Fees(1)	($)
Annual Retainer

Annual Cash Retainer	45,000

Equity Retainer(2)	110,000

Committee Chair Retainer

Non-Executive Chairman of the Board	100,000

Audit Committee Chair	25,000

Compensation Committee Chair	15,000

Finance/Risk Management Committee Chair	15,000

Nominating/Governance Committee Chair	10,000

Board and Committee Meeting Fees

Board Meetings	2,500

Audit Committee Meetings	2,500

Non-Audit Committee Meetings	1,500

Vehicle Stipend(3)	17,600

(1)
All cash retainer amounts and meeting fees are paid quarterly.

(2)
The equity portion of the retainer is paid annually in restricted stock or restricted stock units valued at approximately $110,000 at the time of the grant pursuant to the 2014 Long Term Incentive Plan.

(3)
The use of one vehicle, or the economic equivalent

The equity portion of the annual retainer is paid annually. Abbreviated meetings, as determined at the discretion of the chair, result in the payment of one-half of the regular fees for the meeting.

Equity-Based Compensation

The equity portion of non-employee directors' retainers is paid annually in restricted stock or restricted stock units valued at approximately $110,000 at the time of the grant pursuant to the 2014 Long Term Incentive Plan. Directors can elect whether to receive the equity retainer in restricted stock or restricted stock units. In 2014, all of our then current Directors elected to receive their annual retainer in restricted stock. The grant was effective January 2, 2014 and was determined based on the average of the high and low market price of our common stock on that date. Accordingly, each non-employee director received 1,565 shares of restricted stock in payment of the equity portion of the 2014 annual retainer. Ms. Wright was elected to the Board on August 12, 2014. Upon her election, she received a pro rata annual retainer of 560 shares, which she elected to take in restricted stock units.

The restricted stock or restricted stock units vest fully after six months. All unvested restricted stock or restricted stock units held by a director vest upon the retirement, death or disability of the director. The vested restricted stock units held by a director are settled in shares of our common stock upon the termination of the director's membership on our Board of Directors. In the event that a

     2015 Proxy Statement    65

Director Compensation

director's membership on our Board of Directors is terminated for any reason other than retirement, death or disability, the director, for no consideration, forfeits to us all of his unvested shares of restricted stock or restricted stock units. Any unvested restricted stock and any restricted stock units may not be sold or otherwise transferred.

Stock Ownership Guidelines

Our Board has adopted Stock Ownership Guidelines that apply to our non-employee directors. The guidelines currently require our non-employee directors to own and hold 10,000 shares of our common stock. The holding requirement was determined based on competitive market practice. Stock ownership levels should be achieved by each director within five years of first appointment to the Board. Stock that applies toward satisfaction of these guidelines includes:

(1) shares of common stock owned outright by the director and his or her immediate family members who share the same household, whether held individually or jointly and (2) awarded restricted stock and RSU shares. With the exception of Ms. Wright who joined our Board in August 2014, and Mr. Arnold who joined our Board in February 2015, each of our directors is currently in compliance with these guidelines.

Nonqualified Deferred Compensation

Messrs. Adams, Quinn and Strange have elected to participate in the Deferred Compensation Plan, described in greater detail above. The plan provides those directors who elect to participate an opportunity to accumulate additional savings for retirement on a tax-deferred basis. The non-employee directors may defer any portion of the cash compensation (annual retainer or meeting fees) that he or she receives with respect to the services provided to our Board, including any committee services, and the director will be 100% vested in his account at all times. We have complete discretion over how the deferred funds are utilized and they represent our unsecured obligation to the participants.

 66          2015 Proxy Statement

Certain Relationships and Related Transactions

Transactions

During fiscal year 2014 we were not, and we are not currently, a party to a transaction or series of transactions in which the amount involved did or may exceed $120,000, in which any of our directors, executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest, except as described below and the compensation arrangements (including with respect to equity compensation) described in "2014 Compensation Discussion and Analysis," "Executive Compensation" and "Director Compensation."

In January 2015, Mr. Hesterberg's son, Brian Hesterberg, was appointed a General Manager at one of our dealerships in Houston. During 2014, Mr. Brian Hesterberg was employed in our used car operations and he earned $125,089.25 in compensation with our Company.

Information below pertains to certain related party transactions related to the operations of our subsidiary UAB, which we acquired in February 2013. All of the operations of UAB are in Brazil. The conversion of amounts expressed in Brazilian Reais to U.S. Dollars was calculated by using the average currency exchange for 2014, as provided by Oanda. The applicable exchange rates are: R$2.3490 = USD$1.00.

Lincoln Pereira and UAB

During 2014 we paid Mr. Lincoln Pereira, a Director of our Company, R$904,901.69 (USD$385,228.48) cash compensation for his services as our Regional Vice President, Brazil and as Chairman of our Brazilian subsidiary, UAB.

Mr. Pereira's brother, Ricardo Ribeiro da Cunha Pereira, serves as Commercial Vice President, Paraná. During 2014 we paid Mr. Ricardo Pereira R$499,891.13 (USD$212,810.19) in total compensation, consisting of R$473,008.17 (USD$201,365.76) of cash compensation and R$26,882.96 (USD$11,444.43) for health insurance.

Mr. Pereira's brother, Andre Ribeiro, serves as Commercial Operations Director. During 2014 we paid Mr. Ribeiro R$1,000,594.85 (USD$425,966.31) in total compensation, consisting of R$918,994.84 (USD$391,228.11) of cash compensation and R$81,600.00 (USD$34,738.19) for health insurance.

UAB leases office and retail space at market rates from Santorini Negócios Imobiliários Ltda. ("Santorini"), a real estate company which was co-founded by Mr. Pereira. The lease provides for monthly payments of R$134,008.05 (USD$57,048.98) and is adjusted annually pursuant to the IGP-M/FGV index. The lease expires in February 2029, but can be terminated with one month prior notice, subject to a three month early-termination penalty payment. Current owners of Santorini include Mr. Pereira's wife, Anna Luiza Flecha de Lima da Cunha Pereira, who also manages the property, Irene Maria Flecha de Lima, Mr. Pereira's mother-in-law, and Andrea Maria Flecha da Lima, Mr. Pereira's sister-in-law. Total payments to Santorini in 2014 are R$1,608,096.60 (USD$684,587.74). Mr. Pereira holds no ownership interest in Santorini.

UAB also leases office space at market rates from Irene Maria Flecha de Lima, Mr. Pereira's mother-in-law. The lease provides for monthly payments of R$16,923.00 (USD$7,204.34) and is adjusted annually pursuant to the IGP-M/FGV index. The lease expires in October 2015, but can be terminated at any time with one month prior notice. Total payments to Irene Maria Flecha de Lima in 2014 are R$203,078.04 (USD$86,452.98).

UAB is represented in legal matters by Cunha Pereira Law Firm. Cunha Pereira Law Firm is controlled by Mr. Pereira and his father. Mr. Pereira's cousin, Joao Candido Cunha Pereira, also represents UAB in legal court cases solely relating to the State of Paraná, but is not associated with the Cunha Pereira Law Firm. These legal services are governed by a contractual relationship signed in January 2012 for an undetermined term, and can be terminated at any time with 90 days' notice. All legal rates are at or below the current market rate for such legal services. Total payments to the Cunha Pereira Law Firm in 2014 are R$255,597.45 (USD$108,811.18),

     2015 Proxy Statement    67

Certain Relationships and Related Transactions

and total payments to Joao Candido Cunha Pereira in 2014 are R$218,573.64 (USD$93,049.66).

UAB purchases newspaper and radio advertising space from RPC Comunicações ("RPC"), a communications group in the state of Parana owned by Therezinha Cunha Pereira, Guilherme Cunha Pereira and Ana Amelia Cunha Pereira, Mr. Pereira's aunt and two cousins, respectively. The prices are negotiated based on a price list published by RPC. UAB's marketing department purchases the advertising space directly from RPC without any involvement from Mr. Pereira, at or below current market rates for such services, on an "as-needed" basis. Total payments to RPC since in 2014 are R$24,357.00 (USD$10,369.09).

UAB has entered into a R$28,000,000 revolving loan agreement with Banco Alfa SA ("BASA") for vehicle inventory financing for its Land Rover dealerships. Mr. Pereira's mother-in-law, Irene Maria Flecha de Lima is a passive investor in BASA, and owns 141,600 preferential, non-voting shares.

Policies and Procedures

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our General Counsel's office is primarily responsible for the development and implementation of procedures and controls to obtain information from the directors and executive officers with respect to related person transactions and for subsequently determining, based on the facts and circumstances disclosed to them, whether we or a related person has a direct or indirect material interest in the transaction. As required under the SEC's rules, transactions that are determined to be directly or indirectly material to us or a related person are filed with the SEC when required, and disclosed in our proxy statement.

Our Code of Conduct discourages all conflicts of interest and provides guidance on handling conflicts of interest. Under the Code of Conduct, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of our Company. Our restrictions on conflicts of interest under the Code of Conduct include related person transactions.

We have multiple processes for reporting conflicts of interests, including related person transactions. Under the Code of Conduct, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to their supervisors and all related person transactions involving our regional or market executives must be communicated in writing as part of their quarterly representation letter. This information is then reviewed by our Internal Audit Department, General Counsel, Audit Committee, our Board or our independent registered public accounting firm, as deemed necessary, and discussed with management. As part of this review, the following factors are generally considered:

•
the nature of the related person's interest in the transaction;

•
the material terms of the transaction, including, without limitation, the amount and type of transaction;

•
the importance of the transaction to the related person;

•
the importance of the transaction to a third party;

•
the importance of the transaction to us;

•
whether the transaction would impair the judgment of a director, executive officer or employee to act in the best interest of our Company;

•
whether the transaction might affect the status of a director as independent under the independence standards of the New York Stock Exchange; and

•
any other matters deemed appropriate with respect to the particular transaction.

Ultimately, all such transactions must be approved or ratified by our Board. Any member of our Board

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Certain Relationships and Related Transactions

who is a related person with respect to a transaction is recused from the review of the transaction.

In addition, our legal staff annually distributes a questionnaire to our executive officers and members of our Board requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for any conflicts of interest under the Code of Conduct. At the completion of the annual audit, our Audit Committee and the independent registered public accounting firm review with management, insider and related person transactions and potential conflicts of interest. In addition, our internal audit function has processes in place, under its written procedure policies, to identify related person transactions and potential conflicts of interest and report them to senior management and the Audit Committee.

We also have other policies and procedures to prevent conflicts of interest, including related person transactions. For example, our Corporate Governance Guidelines require that our Board assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described under "Information about our Board and Committees — Independence of the Members of our Board."

     2015 Proxy Statement    69

Security Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our Named Executive Officers, our current directors and Named Executive Officers as a group, and any stockholders with over 5% of our common stock. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of, or to direct the disposition of, such security. A person is also deemed to be the beneficial owner of any security of which that person has a right to acquire beneficial ownership (such as by exercise of options) within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Except as otherwise indicated, directors and executive officers possessed sole voting and investment power with respect to all shares of common stock in the table. In addition, except as otherwise indicated, all information is as of March 23, 2015.

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares Owned(2)		Percent of Class Outstanding(2)
Earl J. Hesterberg	458,743	(3)	1.9%

John C. Rickel	167,315	(3)	*

Darryl M. Burman	70,476	(3)	*

Peter C. DeLongchamps	55,933	(3)	*

J. Brooks O'Hara	38,156	(3)	*

John L. Adams	58,114	(3)	*

Doyle L. Arnold	1,126	(3)	*

Lincoln Pereira	583,363	(4)	2.4%

Stephen D. Quinn	36,006	(3)	*

J. Terry Strange	49,482	(3)	*

Max P. Watson, Jr.	49,676	(3)	*

MaryAnn Wright	1,796	(3)	*

All directors and Named Executive Officers as a group (12 persons)	1,570,186	(5)	6.5%

BlackRock, Inc. 55 East 52nd Street New York, NY 10022	1,932,701	(6)	8.0%

Dimensional Fund Advisors LP. Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,897,746	(7)	7.8%

Glenview Capital Management, LLC 767 Fifth Avenue, 44th Floor New York, NY 10153	1,821,389	(8)	7.5%

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Security Ownership Information

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares Owned(2)		Percent of Class Outstanding(2)
Eminence Capital, LP 65 East 55th Street, 25th Floor New York, NY 10022	1,563,632	(9)	6.4%

Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	1,553,800	(10)	6.4%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	1,412,950	(11)	5.8%

Allianz Global Investors U.S. Holdings LLC 680 Newport Center Drive Suite 250 Newport Beach, CA 92660	1,112,455	(12)	4.6%

*
Represents less than 1% of the outstanding common stock

(1)
Except as otherwise indicated, the mailing address of each person or entity named in the table is Group 1 Automotive, Inc., 800 Gessner, Suite 500, Houston, Texas 77024.

(2)
Based on total shares outstanding of 24,279,051 at March 23, 2015.

(3)
Includes restricted shares as to which the individual has voting, but not dispositive, power, as follows: Mr. Hesterberg (159,000 shares), Mr. Rickel (50,130 shares), Mr. Burman (31,940 shares), Mr. DeLongchamps (34,020 shares), Mr. O'Hara (27,440 shares). Also includes the 2015 annual retainer of 1,236 shares granted to each of Mr. Adams, Mr. Quinn, Mr. Strange, Mr. Watson and Ms. Wright on January 2, 2015, and 1,133 shares granted to Mr. Arnold. The Board's retainer shares will vest on July 2, 2015, except in the case of Mr. Arnold, whose retainer shares will vest on August 25, 2015.

(4)
Mr. Pereira has shared voting, but no dispositive, power with respect to 76,785 shares, and shared voting and dispositive power with respect to 192,441 shares, all such shares are owned by Abbe Investments, Ltd., a British Virgin Islands company, owned 98% by Mr. Pereira and 2% by his spouse. In addition, Mr. Pereira has sole voting, but no dispositive, power with respect to 314,137 shares held in escrow for the benefit of Mr. Pereira and João Alberto Gross Figueiró, André Ribeiro da Cunha Pereira, Maurício Vaz Rodrigues and Roger Penske, Jr., pursuant to a Stockholders' Agreement dated February 28, 2013. Mr. Pereira has been designated the Stockholder Representative for those shares and directs voting of the shares.

(5)
Includes 700,765 restricted shares as to which the executive officers and directors currently have voting, but not dispositive, power.

(6)
As reported on Amendment No. 5 to Schedule 13G as of December 31, 2014 and filed with the SEC on January 23, 2015. BlackRock, Inc., as a parent holding company or control person, has sole voting power over 1,876,416 shares and sole dispositive power over, and aggregate beneficial ownership of, 1,932,701 shares. The subsidiaries of BlackRock, Inc. that acquired the shares reported by BlackRock, Inc. are as follows: BlackRock Advisors, LLC, BlackRock Fund Management Ireland Limited, BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Advisers (UK) Limited, BlackRock Fund Advisors, BlackRock International Limited,

     2015 Proxy Statement    71

Security Ownership Information

  BlackRock Institutional Trust Company, N.A., and BlackRock Investment Management, (UK) Limited. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company's common stock, and no one person's interest in the common stock is more than five percent of the total outstanding common shares.

(7)
As reported on Amendment No. 9 to Schedule 13G dated as of December 31, 2014 and filed with the SEC on February 5, 2015. Dimensional Fund Advisors LP, or certain of its subsidiaries (collectively, "Dimensional") serve as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the "Funds"). In its role as investment advisor, sub-adviser and/or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. Dimensional has sole voting power as to 1,865,756 shares and sole dispositive power as to 1,897,746 shares. Dimensional disclaims beneficial ownership of all such shares.

(8)
As reported on Amendment No. 1 to Schedule 13G dated as of December 31, 2014 and filed with the SEC on February 17, 2015 by Glenview Capital Management, LLC ("GCM"), and Lawrence M. Robbins, Chief Executive Officer of GCM ("Robbins"). GCM serves as investment manager to each of Glenview Capital Partners, L.P. ("Glenview Capital"), Glenview Capital Master Fund, Ltd. ("Glenview Capital Master"), Glenview Institutional Partners, L.P. ("Glenview Institutional"), Glenview Offshore Opportunity Master Fund, Ltd ("Glenview Offshore"), and Glenview Capital Opportunity Fund, L.P. ("Glenview Capital Opportunity"). GCM and Robbins may be deemed the beneficial owner of 1,821,389 shares, consisting of (i) 52,701 shares held for the account of Glenview Capital, (ii) 618,470 shares held for the account of Glenview Capital Master, (iii) 312,512 shares held for the account of Glenview Institutional, (iv) 496,010 shares held for the account of Glenview Offshore, and (v) 341,696 shares held for the account of Glenview Capital Opportunity. GCM and Robbins have shared voting and dispositive power as to 1,821,389 shares.

(9)
As reported on Amendment No. 2 to Schedule 13G dated as of December 31, 2014 and filed with the SEC on February 17, 2015 by Eminence Capital, LP, Eminence GP, LLC, and Ricky C. Sandler. The foregoing entities and person beneficially own 1,563,632 shares of common stock. Eminence Capital, LP has shared voting power and shared dispositive power with respect to 1,563,632 shares of common stock; Eminence GP, LLC has shared voting power and shared dispositive power with respect to 1,377,240 shares of common stock; and Ricky C. Sandler has sole voting power and sole dispositive power with respect to 1,207 shares of common stock and shared voting power and shared dispositive power with respect to 1,563,632 shares of common stock.

(10)
As reported on Amendment No. 6 to Schedule 13G dated as of December 31, 2014 and filed with the SEC on January 27, 2015 by Franklin Resources, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC, a subsidiary of FRI. Shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment managed clients of investment managers that are direct and indirect subsidiaries (each an "Investment Management Subsidiary" and, collectively, the "Investment Management Subsidiaries") of FRI. The Investment Management Subsidiaries have sole investment discretion and voting authority over the reported shares pursuant to an investment management agreement, subject to certain exceptions. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI, and, as a result, may be deemed to beneficially own 1,553,800 shares. Franklin Advisory Services, LLC has sole power to vote or to direct the vote of 1,430,400 shares, and sole power to dispose or to direct the disposition of 1,553,800 shares. The Principal Shareholders, FRI and the FRI

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Security Ownership Information

  affiliates, as applicable, disclaim beneficial ownership of such shares. The address for Franklin Advisory Services, LLC is One Parker Plaza, Ninth Floor, Fort Lee, NJ 07024.

(11)
As reported on Amendment No. 3 to Schedule 13G dated as of December 31, 2014 and filed with the SEC on February 9, 2015. The Vanguard Group, Inc. has sole voting power as to 32,469 shares, sole dispositive power over 1,382,481 shares, shared dispositive power over 30,469 shares and aggregate beneficial ownership of 1,412,950 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 30,469 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 2,000 shares as a result of its serving as investment manager of Australian investment offerings.

(12)
As reported on Amendment No. 3 to Schedule 13G dated as of December 31, 2014 and filed with the SEC on February 12, 2015. Allianz Global Investors U.S. Holdings LLC ("AGI") is a parent holding company deemed to beneficially own 1,112,455 shares of common stock with respect to which certain of AGI's subsidiaries and affiliates (collectively, the "AGI Advisors") have voting and dispositive power as follows: NFJ Investment Group LLC has sole voting power over 878,197 shares, and sole dispositive power over 891,497 shares; Allianz Global Investors GmbH has sole voting power over 169,496 shares and sole dispositive power over 190,933 shares; and Allianz Global Investors U.S. LLC has sole voting power over 22,706 shares and sole power to dispose or direct the disposition of 30,025 shares. The shares are held by investment advisory clients or discretionary accounts of which an AGI Adviser is the investment adviser. Investment advisory contracts with these clients or accounts grant to each of the AGI Advisors voting and/or investment power over the shares held by each of their respective clients or in accounts that each of them manages. As a result, each may be deemed to beneficially own the shares held by its clients or accounts within the meaning of Rule 13d-3 under the Act. Because AGI is the parent holding company of the AGI Advisers that are its subsidiaries, it may be deemed to beneficially own securities held by those AGI Advisers' clients or accounts. Each of AGI and the AGI Advisers also disclaims beneficial ownership of these securities except to the extent of that filer's pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and any person who owns more than 10% of our common stock are required by Section 16(a) of the Exchange Act to file reports regarding their ownership of our stock. To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations from these individuals that no other reports were required, all filing requirements were met.

     2015 Proxy Statement    73

Equity Compensation Plan Information

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)
Equity compensation plans approved by security holders	—	—	2,227,744	*

Equity compensation plans not approved by security holders	—	—	—

Total	—	—	2,227,744

*
Includes 516,710 shares available under the Group 1 Automotive, Inc. Employee Stock Purchase Plan, and 1,711,034 shares available under the Group 1 Automotive, Inc. 2014 Long Term Incentive Plan.

Stockholder Proposals for 2016 Annual Meeting

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2016 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Corporate Secretary no later than December     , 2015. No stockholder proposal was received for inclusion in this proxy statement.

In addition to the requirements of Rule 14a-8, and as more specifically provided for in our Amended and Restated Bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before our Annual Meeting of Stockholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of our Board or by a stockholder entitled to vote and who complies with the notice procedures set forth in our Amended and Restated Bylaws. Subject to the exception described below, a stockholder making a nomination for election to our Board or a proposal of business for the 2016 Annual Meeting of Stockholders must deliver proper notice to our Corporate Secretary at least 70 days but not more than 90 days prior to the anniversary date of the 2015 Annual Meeting of Stockholders. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2016 Annual Meeting of Stockholders, it should be properly submitted to our Corporate Secretary no earlier than February 19, 2016 and no later than March 10, 2016.

If we increase the number of directors to be elected at an Annual Meeting and do not make a public announcement naming all of the nominees for director and specifying the size of the increased Board at least 80 days prior to the first anniversary of the preceding year's Annual Meeting, a stockholder's notice regarding the nominees for the new positions created by the increase will be considered timely if it is

 74          2015 Proxy Statement

delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which the public announcement is first made.

For each individual that a stockholder proposes to nominate as a director, the stockholder's written notice to our Corporate Secretary must include the candidate's name, contact information, biographical information and qualifications. The request must also include the potential candidate's written consent to being named in our proxy statement as a nominee and to serving as a director if nominated and elected. From time to time, the Nominating/Governance Committee may request additional information from the nominee or the stockholder. For any other business that a stockholder desires to bring before an Annual Meeting, the stockholder notice must provide a brief description of such business, the reasons for conducting the business and any material interest in the business of the stockholder and any beneficial owner on whose behalf the stockholder has made the proposal. Finally, if a stockholder provides notice for either event described above, the notice must also include the following information in addition to any other information required by Rule 14a-8:

•
the name and address of the stockholder as it appears on our books;

•
the name and address of the beneficial owner, if any, as it appears on our books; and

•
the class or series and the number of shares of our stock that are owned beneficially and of record by the stockholder and the beneficial owner.

2014 Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the written request of such person addressed to 800 Gessner, Suite 500, Houston, TX 77024, Attn: Corporate Secretary.

Householding

We may send a single Notice of Internet Availability or set of proxy materials, as applicable, and other stockholder communications to any household at which two or more stockholders with the same last name reside, unless we have received contrary instructions from those stockholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The Notice of Internet Availability, proxy materials and other stockholder communications may be householded based on your prior express or implied consent. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you wish to opt out of householding, and would like to have separate copies of the Notice of Internet Availability or proxy materials, as applicable, mailed to each stockholder sharing your address, or if you are receiving multiple copies and would like to receive a single copy, please contact Broadridge Financial Solutions, Inc., by calling 1-800-542-1061 or by writing Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Broadridge will promptly deliver the requested materials. Beneficial owners (street name stockholders) sharing an address who are receiving multiple copies of the Notice of Internet Availability or proxy materials, as applicable, and other stockholder communications and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of such materials be mailed to all stockholders at the shared address in the future.

However, please note that if you want to receive a paper proxy card or other proxy materials for purposes of this year's meeting, you should follow the instructions included in the information that was sent to you.

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Other Matters

As of the date of filing this proxy statement, our Board is not aware of any other business or nominee to be presented or voted upon at the Annual Meeting. If any other business or nominee is properly presented, the proxies solicited by our Board will provide the proxy holders with the authority to vote on those matters and nominees in accordance with such persons' discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holders in accordance with the specification.

By Order of the Board of Directors

Beth Sibley Corporate Secretary

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Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
~~STERLING~~GROUP 1 AUTOMOTIVE ~~GROUP~~, INC.

        FIRST:    The name of the Corporation is Group 1 Automotive, Inc.

        SECOND:    The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

        THIRD:    The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH:    The total number of shares of capital stock which the Corporation shall have authority to issue is 51,000,000 shares, consisting of 1,000,000 shares of Preferred Stock of the par value of $.01 per share and 50,000,000 shares of Common Stock of the par value of $.01 per share.

        The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock of the Corporation, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the Board of Directors of the Corporation to fix any such provisions not fixed by this Certificate of Incorporation:

  I.      Preferred Stock

        The Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issuance of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the "Series Terms"), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a "Preferred Stock Series Resolution") adopted by the Board of Directors (or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated). The powers of the Board with respect to the Series Terms of a particular series shall include, but not be limited to, determination of the following:

          (a)   The number of shares constituting that series and the distinctive designation of that series, or any increase or decrease (but not below the number of shares thereof then outstanding) in such number;

          (b)   The dividend rate or method of determining dividends on the shares of that series, any conditions upon which such dividends shall be payable, and the date or dates or the method for determining the date or dates upon which such dividends shall be payable, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (c)   Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (d)   Whether that series shall have conversion or exchange privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and

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  conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate upon occurrence of such events as the Board of Directors shall determine;

          (e)   Whether the shares of that series shall be redeemable, and, if so, the price or prices and the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f)    Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms, conditions and amount of such sinking fund;

          (g)   The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (h)   The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or prior thereto, with respect to dividends or distribution of assets upon liquidation;

          (i)    The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

          (j)    Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

        Any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside the Certificate of Incorporation, as it may be amended and/or restated from time to time (herein referred to as the "Certificate of Incorporation") and the Preferred Stock Series Resolution, provided that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in the Certificate of Incorporation or in the Preferred Stock Series Resolution.

        Subject to the provisions of this Article Fourth, shares of one or more series of Preferred Stock may be authorized or issued from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors (or a designated committee thereof), in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holder is required pursuant to any Preferred Stock Series Resolution. Except in respect of series particulars fixed by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

  II.    Common Stock

          (a)   Subject to the provisions of any Preferred Stock Series Resolution, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends on the Common Stock of the Corporation. No dividend shall be declared or paid on any share or shares of any class of stock or series thereof ranking on a parity with the Common Stock in respect of payment of dividends for any dividend

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  period unless there shall have been declared, for the same dividend period, like proportionate dividends on all shares of Common Stock then outstanding.

          (b)   In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and payment or setting aside for payment of any preferential amount due to the holders of any other class or series of stock, the holders of the Common Stock shall be entitled to receive ratably any or all assets remaining to be paid or distributed.

          (c)   Subject to any special voting rights set forth in any Preferred Stock Series Resolution, the holders of the Common Stock of the Corporation shall be entitled at all meetings of stockholders to one vote for each share of such stock held by them. Except as may be provided in a Preferred Stock Series Resolution, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.

  III.   Prior, Parity or Junior Stock

        Whenever reference is made in this Article Fourth to shares "ranking prior to" another class of stock or "on a parity with" another class of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with, respectively, the rights of the holders of such other class of stock. Whenever reference is made to shares "ranking junior to" another class of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of such other class of stock.

        Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock ranks on a parity with each other and each ranks prior to Common Stock.

        Common Stock ranks junior to Preferred Stock.

  IV.    Liquidation Notices

        Written notice of any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, stating payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to the holders of record of the Preferred Stock, if any, at their respective addresses as the same shall appear on the books of the Corporation.

  V.     Reservation and Retirement of Shares

        The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

        Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired by the Corporation (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares.

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  VI.   No Preemptive Rights

        No holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

  VII. Registered Owner

        The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

        FIFTH:    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

  I.      Directors

        ~~The directors of the Corporation shall initially be divided into three classes. The classes, names and mailing addresses of the persons who are to serve as directors of the Corporation until their successors are elected and qualified are as follows:~~

~~Class~~	~~Name~~	~~Mailing Address~~
~~Class I~~	~~James M. Kline~~	~~1350 Connecticut Ave. NW, Suite 1225 Washington, D.C. 20036~~
~~Class II~~	~~Sterling B. McCall, Jr.~~	~~9400 Southwest Freeway Houston, Texas 77024~~
~~Class III~~	~~Charles M. Smith~~	~~10455 Southwest Freeway Houston, Texas 77074~~
~~Class I~~	~~B. B. Hollingsworth, Jr.~~	~~950 Echo Lane, Suite 350 Houston, Texas 77024~~

        Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Series Resolution, to elect additional directors under specific circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors then serving on the Board of Directors (including for this purpose in such total any vacancies), but in no event shall the number of directors be fixed at less than three. Election of directors need not be by written ballot unless the By-laws so provide.

        The directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Series Resolution, ~~shall be divided into three classes, as nearly equal in number as possible. One class of directors (which shall be designated Class I) shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1997, another class (which shall be designated Class II) shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1998, and another class (which shall be designated Class III) shall be initially~~elected at and after the annual meeting of stockholders of 2015 shall be elected for a term expiring at

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the ~~annual meeting of stockholders to be held in 1999. Members of each class shall hold office until their successors are elected and qualified. At each~~next succeeding annual meeting of ~~the~~ stockholders ~~of the Corporation, the successor or successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast of each class or series of stock entitled to vote in the election of directors, if any such class or series is entitled to vote separately as a class, at such meeting to hold office for a term expiring at~~and until such director's successor shall have been duly elected and qualified, or until such director's earlier death, resignation or removal. For the avoidance of doubt, any director elected prior to the annual meeting of stockholders ~~held in the third year following the year of their election~~of 2015 shall serve for the remainder of the term to which such director was elected or until such director's earlier death, resignation or removal.

        Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Series Resolution, to elect directors under specific circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of ~~at least 80%~~a majority of the voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class.

  II.    Power to Amend By-laws

        The By-laws may be altered or repealed and any new By-laws may be adopted (a) at any annual or special meeting of stockholders if notice of the proposed alteration, repeal or adoption of the new By-law or By-laws be contained in the notice of such annual or special meeting by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, voting together as a single class, provided, however, that any proposed alteration or repeal of, or the adoption of any By-law inconsistent with, Section 1, 3 or 4 of Article III of the By-laws by the stockholders shall require the affirmative vote of at least 80% of the stock issued and outstanding and entitled to vote thereat, voting together as a single class, or (b) by the affirmative vote of a majority of the members present at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, without any action on the part of the stockholders, if notice of the proposed alteration, repeal or adoption of the new By-law or By-laws be contained in the notice of such regular or special meeting.

  III.   Stockholders' Action—Only by Meeting; Special Meetings

        Any action required or permitted to be taken by the stockholders of the Corporation after the date of the closing of the first public offering of Common Stock of the Corporation registered under the Securities Act of 1933, as amended must be taken at an annual or special meeting of such stockholders and may not be taken by any consent in writing of such stockholders. Special meetings of the stockholders after the date set forth in the immediately preceding sentence for any purpose or purposes shall be called only upon a request in writing therefor, stating the purpose or purposes thereof, delivered to the Chairman of the Board, the President, or the Secretary, signed by a majority of the directors, or by resolution of the Board of Directors.

        SIXTH:    Elimination of Certain Liability of Directors and Indemnification.

  I.      Elimination of Certain Liability of Directors

        No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Section I of this Article Sixth shall be prospective only, and neither the amendment nor repeal of this Section I of this Article Sixth shall eliminate

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or reduce the effect of this Section I of this Article Sixth in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section I of this Article Sixth would accrue or arise, prior to such amendment or repeal. If the Delaware General Corporation Law hereafter is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time.

  II.    Indemnification and Insurance

        (a)    Right to Indemnification.    Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes pursuant to the Employee Retirement Income Security Act of 1974 or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Section II of this Article Sixth shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Section II or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the foregoing indemnification of directors and officers.

        (b)    Right of Claimant to Bring Suit.    If a written claim from or on behalf of an indemnified party under paragraph (a) of this Section II is not paid in full by the Corporation within thirty days after such written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the

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circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

        (c)    Non-Exclusivity of Rights.    The right to indemnification and the advancement and payment of expenses conferred in this Section II shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

        (d)    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        (e)    Savings Clause.    If this Section II or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation, as to costs, charges and expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Section II that shall not have been invalidated and to the fullest extent permitted by applicable law.

        (f)    Definitions.    For purposes of this Section II, references to the "Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger prior to (or, in the case of an entity specifically designated in a resolution of the Board of Directors, after) the adoption hereof and which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section II with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

        SEVENTH:    The Corporation reserves the right to amend, change, or repeal any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 80% of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend or repeal Article Fifth or adopt any provision inconsistent therewith or to amend or repeal this Article Seventh or adopt any provision inconsistent herewith.

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Appendix B

SECOND AMENDED AND RESTATED BYLAWS

OF

GROUP 1 AUTOMOTIVE, INC.

(hereinafter called the "Corporation")

Effective ~~November 8, 2007~~[    •    ], 2015

 ARTICLE I
OFFICES

        SECTION 1.    PRINCIPAL OFFICE.—The principal office shall be established and maintained at the office of Capitol Services, Inc., in the City of Dover, in the County of Kent, in the State of Delaware, and said corporation shall be the resident agent of this Corporation in charge thereof.

        SECTION 2.    OTHER OFFICES.—The Corporation may have other offices, either within or outside of the State of Delaware, at such place or places as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

        SECTION 1.    PLACE OF MEETINGS.—The annual meeting and all other meetings of the stockholders shall be held at such place within or without the State of Delaware as shall be fixed by resolution of the Board of Directors and stated in the notice of such meeting or waiver thereof. In lieu of holding a meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any meeting of stockholders may be held solely by means of remote communication.

        SECTION 2.    ANNUAL ELECTION OF DIRECTORS.—The annual meeting of stockholders for the election of directors and the transaction of other business shall be held each year on such date and at such time as may be fixed by resolution of the Board of Directors.

        SECTION 3.    VOTING.—All elections of directors shall be decided by plurality votes. All other questions submitted to the stockholders shall be decided by the affirmative vote of a majority of the votes cast with respect thereto, except as otherwise provided by the Certificate of Incorporation, these Bylaws or the General Corporation Law of the State of Delaware (the "DGCL").

        SECTION 4.    QUORUM.—Except as otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. No notice of the time and place of adjourned meeting need be given if (a) the time and place, if any, thereof, and (b) the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

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        SECTION 5.    SPECIAL MEETINGS.—Special meetings of the stockholders for any purpose or purposes shall be called only upon a request in writing therefor, stating the purpose or purposes thereof, delivered to the Chairman of the Board, the President, or the Secretary, signed by a majority of the directors, or by resolution of the Board of Directors. No business other than that stated in the notice shall be transacted at any special meeting.

        SECTION 6.    NOTICE OF MEETINGS.—Written or printed notice, stating the place and time of any meeting of the stockholders of the Corporation and the means of remote communication, if any, by which stockholders and proxy holders may be deemed present in person and vote at such meeting, and the general nature of the business to be considered, shall be given by the Secretary to each stockholder entitled to vote thereat, at such stockholder's address as it appears on the stock transfer books of the Corporation, at least ten days but not more than 60 days before the meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided by Sections 222 and 232 of the DGCL. Meetings may be held without notice if all stockholders entitled to vote are present (without being present for the purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened), or if notice is waived by those not present in accordance with Article V, Section 8 of these bylaws. The Board may cancel, reschedule or postpone any previously scheduled annual or special meeting.

  SECTION 7.    NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

        (A)    Annual Meetings of Stockholders.    (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.

          (2)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of Section 7 of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 70th day, nor earlier than the close of business on the 90th day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 20 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and

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  address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (3)   Notwithstanding anything in the second sentence of paragraph (A)(2) of Section 7 of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement of the increased Board is first made by the Corporation.

          ~~(3)~~(4)  Notwithstanding anything in the second sentence of paragraph (A)(2) of Section 7 of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 80 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement of the increased Board is first made by the Corporation.

        (B)    Special Meetings of Stockholders.    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

        (C)    General.    (1) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

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          (2)   For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3)   Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

        SECTION 8.    NO STOCKHOLDER ACTION BY WRITTEN CONSENT.—Any action required or permitted to be taken by the stockholders of the Corporation after the date of the closing of the first public offering of Common Stock of the Corporation registered under the Securities Act of 1933, as amended must be taken at an annual or special meeting of such stockholders and may not be taken by any consent in writing of such stockholders.

        SECTION 9.    INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS.—The Board of Directors by resolution shall appoint, or authorize an officer of the Corporation to appoint, one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents, or representatives of the Corporation, to act at any meeting of the stockholders and make a written report thereof. One or more persons may be designated as alternate inspector(s) to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall ~~taken~~take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) shall have the duties prescribed by the DGCL.

        The chairman or the secretary of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting.

        SECTION 10.    MEETINGS BY REMOTE COMMUNICATION.—If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held in a designated place or solely by means of remote communication, provided that (1) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (2) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including the opportunity to read or hear the proceedings in the meeting substantially concurrently with such proceedings and (3) if the stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE III
DIRECTORS

        SECTION 1.    NUMBER AND TERM.—Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock to elect additional directors under specific circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors then serving on the Board of

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Directors (including for this purpose in such total any vacancies), but in no event shall the number of directors be fixed at less than three.

        Except as otherwise required by law or required or permitted by the certificate of incorporation of the Corporation or these Bylaws, the directors, other than those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock, shall be ~~divided into three classes, as nearly equal in number as possible. One class of directors (which shall be designated Class I) shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1997, another class (which shall be designated Class II) shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1998, and another class (which shall be designated Class III) shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 1999. Members of each class shall hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Corporation, the successor or successors of the class of directors whose term expires at that meeting~~elected at the annual meeting of stockholders, and each director so elected shall serve until the next annual meeting of stockholders and until such directors' successor is duly elected and qualified or until such directors' earlier death, resignation or removal. All directors shall be elected by a plurality vote of all votes cast of each class or series of stock entitled to vote in the election of directors, if any such class or series is entitled to vote separately as a class~~, at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election~~.

        SECTION 2.    RESIGNATION.—Any member of the Board of Directors or of any committee thereof may resign at any time. Such resignation shall be made in writing or by electronic transmission and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the Chairman of the Board or the Secretary. The acceptance of a resignation shall not be necessary to make it effective.

        SECTION 3.    VACANCIES.—Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock to elect directors under specified circumstances, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum of the Board of Directors. Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders ~~at which the term of office of the class to which they have been elected expires~~ and until such directors' successors shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

        SECTION 4.    REMOVAL.—Except as otherwise provided by the certificate of incorporation or applicable law, and subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock to elect directors under specific circumstances, any director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of ~~at least 80 percent~~a majority of the voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class.

        SECTION 5.    POWERS.—The Board of Directors shall exercise all of the powers of the Corporation except such as are by law, by the Certificate of Incorporation of the Corporation, or by these Bylaws conferred upon or reserved to the stockholders.

        SECTION 6.    COMMITTEES.—The Board of Directors may by resolution or resolutions, passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. In addition to the regular members of each committee, the Board may designate one or more alternate members who may replace any absent or disqualified member at any meeting of the committee. In the event of the absence or disqualification of any member of such committee, or

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committees, at a time when the Board is not in session, the members of the committee present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be stated in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors. The chairman of each such committee, unless otherwise provided by the Board of Directors in such resolution or resolutions designating such committee, shall be elected by a majority of the members of each such committee and whenever any change shall be made in the membership of any such committee, a new chairman shall be elected in the same manner. The committees shall keep regular minutes of their proceedings and report the same to the Board when required.

        SECTION 7.    MEETINGS.—After each annual meeting of stockholders, the newly elected directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after such annual meeting of the stockholders, or the time and place of such meeting may be fixed by consent in writing of all the directors.

        Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by the Board of Directors.

        Special meetings of the Board may be called (i) by the Chairman of the Board, (ii) by the President, or (iii) by the Secretary on the written request of the Chairman of the Board or directors constituting a majority of the Board upon notice to each director and shall be held at such places and time as shall be determined by the directors, or as shall be stated in the call of the meeting.

        Members of the Board of Directors or any committee designated by such Board may, with the consent of the Chairman of the Board or the President, participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

        Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all the members of the Board or committee, as the case may be, consent thereto in writing, and the writings are filed with the minutes of proceedings of the Board or committee.

        SECTION 8.    QUORUM.—A majority of the whole Board of Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

        SECTION 9.    COMPENSATION.—Directors shall not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board a fixed annual fee and a fixed fee for attendance at each meeting of the Board or any committee thereof shall be established. In addition, a fixed annual or other fee may be paid for specified services to the Board, including service as chairman of a committee of the Board. Expenses of attendance at any such meeting may be reimbursed. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity, whether as an officer, agent or otherwise, and receiving compensation therefor.

        SECTION 10.    ADVISORY DIRECTORS.—The Board of Directors may elect one or more advisory directors who shall have such powers and shall perform such duties as the directors shall assign to them. Advisory directors shall, upon election, serve until the next annual meeting of stockholders.

        Advisory directors shall receive notices of all meetings of the Board of Directors in the same manner and at the same time as the directors. They shall attend said meetings referred to in said notices in an advisory capacity, but will not cast a vote or be counted to determine a quorum. Any advisory directors may be

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removed either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board of Directors.

        Advisory directors shall not receive any stated salary for their services as advisory directors, but by resolution of the Board of Directors a fixed annual fee and a fixed fee for attendance at each meeting of the Board or any committee thereof shall be established. Expenses of attendance at any such meeting may be reimbursed. Nothing herein contained shall be construed to preclude any advisory director from serving the Corporation in any other capacity, whether as an officer, agent or otherwise, and receiving compensation therefor.

ARTICLE IV
OFFICERS

        SECTION 1.    OFFICERS.—The officers of the Corporation shall consist of a Chief Executive Officer, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a President, one or more Chief Operating Officers, one or more Vice Presidents (one or more of whom may be designated Executive or Senior Vice President), one or more Assistant Secretaries, and one or more Assistant Treasurers. The Board of Directors may designate the Chairman of the Board as executive Chairman of the Board, in which case such person shall be an officer of the Corporation. Except as may otherwise be provided in the resolution of the Board of Directors choosing him or her, no officer need be a director. Except as may be limited by law, any number of offices may be held by the same person, as the directors may determine.

        Unless otherwise provided for in the resolution choosing him or her, each officer shall be chosen for a term that shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor shall have been chosen and qualified.

        All officers of the Corporation shall have authority and perform such duties as shall be prescribed in the Bylaws or in the resolutions of the Board of Directors designating and choosing such officers and shall have such additional authority and duties as are incident to their office except to the extent that the Bylaws or such resolutions may be inconsistent therewith. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

        SECTION 2.    THE CHAIRMAN OF THE BOARD.    The Board of Directors shall elect a Chairman of the Board from the members of the Board of Directors. The Board of Directors shall designate whether such Chairman of the Board is either a non-executive Chairman of the Board, or an executive Chairman of the Board. Subject to the control vested in the Board of Directors by statute, by the Certificate of Incorporation, or by these Bylaws, the Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors; and in general, shall perform all duties incident to the office of the Chairman of the Board and such other duties as from time to time may be assigned to him by the Board of Directors. References in these Bylaws to "Chairman of the Board" shall mean non-executive Chairman of the Board or executive Chairman of the Board, as designated by the Board of Directors.

        SECTION 3.    OTHER OFFICERS AND AGENTS.—The Board of Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. The Chief Executive Officer may appoint key executives to the position of staff vice president. Such staff vice presidents shall not be corporate officers and shall exercise such powers and perform such duties as are assigned to them by the Chief Executive Officer or the President, if any, or by any other officer of the Corporation designated for such purpose by the Chief Executive Officer or President.

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 ARTICLE V
MISCELLANEOUS

        SECTION 1.    CERTIFICATES OF STOCK.—The shares of the Corporation's stock may be certificated or uncertificated, as provided under the DGCL, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by the shareholder, affixed with the seal of the Corporation, signed by the Chairman of the Board of Directors, the President or any Vice President, and the Treasurer or any Assistant Treasurer, or Secretary or an Assistant Secretary. When such certificates are signed by either (1) a transfer agent other than the Corporation or its employee or (2) a registrar other than the Corporation or its employee, the signatures of such officers of the Corporation may be facsimiles.

        Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the DGCL, the name of the shareholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation's articles of incorporation, these Bylaws, any agreement among shareholders or any agreement between shareholders and the Corporation.

        SECTION 2.    LOST CERTIFICATES.—A new certificate or certificates of stock or evidence of the issuance of uncertificated shares may be issued in the place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or such owner's legal representative, to give the Corporation a bond, in such sum as they may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate or the issuance of any such new certificate or evidence of uncertificated shares.

        SECTION 3.    TRANSFER OF SHARES.—Upon surrender to the Corporation of a certificate for shares, properly endorsed, or evidence of the issuance of uncertificated shares, the Corporation shall, subject to applicable law, issue a new certificate or evidence of the issuance of uncertificated shares to the transferee, cancel any old certificate, and record the transaction on the Corporation's books. The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim thereto on the part of any other person.

        Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or of certificated shares shall be made to the person entitled thereto, and the transaction shall be recorded upon the Corporation's books. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

        SECTION 4.    REGULATIONS.—The Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates of stock or uncertificated shares of stock of the Corporation.

        SECTION 5.    RECORD DATE.—The Board of Directors may fix in advance a date, not more than 60 days nor less than 10 preceding any action, including, without limitation, the date of the payment of any dividend or the date of the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, or to vote at, any meeting of stockholders with respect thereto, or entitled to receive payment of any such dividend or to any such allotment of rights or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or for the purpose of any lawful action, and in such case such stockholders only as shall be stockholders of record on the date so fixed shall be entitled to such notice of, or to vote at, such

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meeting, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

        SECTION 6.    DIVIDENDS.—Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, in its discretion, out of funds legally available for the payment of dividends and at such times and in such manner as determined by the Board of Directors, declare and pay dividends upon the capital stock of the Corporation. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund for meeting contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Corporation.

        SECTION 7.    SEAL.—The corporation seal shall be circular in form and shall contain the name of the Corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

        SECTION 8.    NOTICE AND WAIVER OF NOTICE.—Whenever any notice is required by these Bylaws to be given, personal notice is not required unless expressly so stated, and unless so stated such notice so required shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed post-paid wrapper or by transmittal by telex or facsimile, addressed to the person entitled thereto at his or her last known post office address or telex or facsimile number, and such notice shall be deemed to have been given on the day and at the time of such mailing or transmission. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by law.

        Whenever any notice is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation or these Bylaws, waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

        SECTION 9.    ELECTRONIC TRANSMISSIONS.—For purposes of these bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, which creates a record that may be retained, retrieved, and reviewed by a recipient, and that may be directly reproduced in paper form by such recipient through an automated process.

ARTICLE VI
AMENDMENTS

        These Bylaws may be altered or repealed and new Bylaws may be adopted (1) at any annual or special meeting of stockholders if notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws be contained in the notice of such annual or special meeting by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, voting together as a single class, provided, however, that any proposed alteration or repeal of, or the adoption of any Bylaw inconsistent with, Section 1, 3 or 4 of Article III hereof by the stockholders shall require the affirmative vote of at least 80% of the stock issued and outstanding and entitled to vote thereat, voting together as a single class, or (2) by the affirmative vote of a majority of the members present at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, without any action on the part of the stockholders, if notice of the proposed alteration, repeal or adoption of the new Bylaw or Bylaws be contained in the notice of such regular or special meeting.

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 ARTICLE VII
FORUM FOR ADJUDICATION OF DISPUTES

        Unless a majority of the Board of Directors, acting on behalf of the Corporation, consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation or any of its directors, officers or other employees arising pursuant to any provision of the DGCL, these Bylaws or (iv) any action asserting a claim against the Corporation or any of its directors, officers or other employees governed by the internal affairs doctrine of the State of Delaware, in all cases subject to the court's having personal jurisdiction over all indispensible parties named as defendants. If any action the subject matter of which is within the scope of the immediately preceding sentence is filed in a court other than a court located within the State of Delaware (a "Foreign Action") in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the immediately preceding sentence (an "Enforcement Action") and (b) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder's counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VII.

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Appendix C

GROUP 1 AUTOMOTIVE, INC.
EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective as of May 19, 2015)

        1.    Purpose.    The GROUP 1 AUTOMOTIVE, INC. EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is intended to provide an incentive for employees of GROUP 1 AUTOMOTIVE, INC. (the "Company") and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company's common stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code. The Plan is a further amendment and restatement of the Group 1 Automotive, Inc. 1998 Employee Stock Purchase Plan (the "1998 Plan"), which was originally adopted effective January 1, 1998, and subsequently amended from time to time, including the most recent amendment and restatement effective August 1, 2010 (together, the "Prior Plan"). This Plan shall supersede and replace in its entirety the Prior Plan.

        2.    Definitions.    Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

        (a)   "Board" means the Board of Directors of the Company.

        (b)   "Code" means the Internal Revenue Code of 1986, as amended.

        (c)   "Committee" means a committee appointed from time to time by the Board to administer the Plan as provided in paragraph 3.

        (d)   "Company" means Group 1 Automotive, Inc., a Delaware corporation.

        (e)   "Custodian Retention Period" means the period of time immediately following the Restriction Period during which shares of Stock acquired by a participant in the Plan may not be transferred out of the brokerage account maintained by the custodian on the participant's behalf pursuant to the Plan, as provided in subparagraph 8(d).

        (f)    "Date of Exercise" means the last day of each Option Period.

        (g)   "Date of Grant" means January 1, 1998, and, thereafter, the first day of each successive April, July, October, and January.

        (h)   "Eligible Compensation" means the total of all wages, salaries, fees for professional service and other amounts received in cash or in kind by a participant for services actually rendered or labor performed for his employer while a participant and an employee to the extent such amounts are includable in gross income, subject to the following adjustments and limitations:

          (i)    The following shall be excluded:

            (A)  reimbursements and other expense allowances;

            (B)  cash and noncash fringe benefits;

            (C)  moving expenses;

            (D)  employer contributions to or payments from this or any other deferred compensation program, whether such program is qualified under Section 401(a) of the Code or nonqualified;

            (E)  welfare benefits;

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            (F)  amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Section 422 of the Code;

            (G)  amounts realized at the time property described in section 83 of the Code is freely transferable or no longer subject to a substantial risk of forfeiture;

            (H)  amounts realized as a result of an election described in Section 83(b) of the Code;

            (I)   any amount realized as a result of a disqualifying disposition within the meaning of Section 421(a) of the Code; and

            (J)   any other amounts that receive special tax benefits under the Code but are not hereinafter included.

          (ii)   Elective contributions made on a participant's behalf by his employer that are not includable in income under Section 125 or Section 402(e)(3) of the Code and any amounts that are not includable in the gross income of a participant under a salary reduction agreement by reason of the application of Section 132(f) of the Code shall be included.

        (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (j)    "Option Period" means the three month period beginning on each Date of Grant.

        (k)   "Option Price" shall have the meaning assigned to such term in paragraph 8(b).

        (l)    "Participating Company" means any present or future parent or subsidiary corporation of the Company that is located in the United States or the United Kingdom (unless the Committee makes a written determination that such parent or subsidiary corporation shall not be a Participating Company) and any other foreign parent or subsidiary corporation that participates in the Plan pursuant to paragraph 4.

        (m)  "Plan" means this Group 1 Automotive, Inc. Employee Stock Purchase Plan, as amended and restated effective May 19, 2015, (the "Effective Date") as amended from time to time.

        (n)   "Restriction Period" means the period of time during which shares of Stock acquired by a participant in the Plan may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by such participant as provided in subparagraph 8(d).

        (o)   "Sale Restrictions" means the restrictions applicable during the Restriction Period, as provided in subparagraph 8(d), which prohibit a participant in the Plan from selling, assigning, pledging, exchanging, hypothecating or otherwise transferring, encumbering or disposing of shares of Stock acquired pursuant to the exercise of options under the Plan.

        (p)   "Stock" means the shares of the Company's common stock, par value $.01 per share.

        3.    Administration of the Plan.    The Plan shall be administered by the Committee, the members of which shall be appointed from time to time by the Board. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until he dies, resigns, or is removed from office by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be final and conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Committee deems

 C-2          2015 Proxy Statement

appropriate, and such persons shall not be liable for any decision, determination or action taken in good faith in connection with such delegated administration.

        4.    Participating Companies.    Unless the Committee makes a written determination to the contrary, all present and future domestic parent and subsidiary corporations of the Company, and all present and future parent or subsidiary corporations of the Company located in the United Kingdom, shall be Participating Companies. The Committee may designate any other present or future foreign parent or subsidiary corporation of the Company, which is eligible by law, to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Notwithstanding the foregoing, (a) any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan upon thirty days prior written notice to the Committee and (b) the Committee may, in its discretion, terminate a Participating Company's Plan participation at any time.

        5.    Eligibility.    Subject to the provisions hereof, all employees (as determined under Section 3401 of the Code) of the Company and the Participating Companies who are employed by the Company or any Participating Company as of a Date of Grant shall be eligible to participate in the Plan; provided, however, that no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code).

        6.    Stock Subject to the Plan.    Subject to the provisions of paragraph 13, the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 4,500,000 shares of the authorized Stock (including all shares previously sold under the Prior Plan prior to the Effective Date), which shares may be unissued shares or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

        7.    Grant of Options.

        (a)    In General.    Following the Effective Date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to purchase shares of Stock to all eligible employees who elect to participate in the Plan. Except as otherwise determined by the Committee, these options shall be granted on each Date of Grant. Except as provided in paragraph 13, the term of each option shall be for three months, which shall begin on a Date of Grant and end on the last day of such three-month period. Subject to subparagraph 7(d), the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Option Period in accordance with subparagraph 7(b), divided by (ii) the Option Price of the Stock applicable to the Option Period, including fractions; provided, however, that the maximum number of shares of Stock that may be subject to any option for a participant may not exceed 3,000 (subject to adjustment as provided in paragraph 13).

        (b)    Election to Participate; Payroll Deduction Authorization.    An eligible employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 7(f), each eligible employee who elects to participate in the Plan shall deliver to the Company or any third party administrator designated by the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company (which may be in electronic or telephonic form) whereby he

     2015 Proxy Statement    C-3

gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates a whole percentage of his Eligible Compensation to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage may not be less than 1% nor exceed 10% (or such other percentage as the Board or the Committee may establish from time to time prior to a Date of Grant).

        (c)    Changes in Payroll Authorization.    The payroll deduction authorization referred to in subparagraph 7(b) may not be changed during the Option Period. However, a participant may withdraw from the Plan as provided in paragraph 9.

        (d)    $25,000 Limitation.    No employee shall be granted an option under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

        (e)    Leaves of Absence.    During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation § 1.421-7(h)(2), a participant's elected payroll deductions shall continue. A participant may not contribute to the Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation § 1.421-7(h)(2), then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence that is not described in the first or third sentence of this subparagraph 7(e), then he shall be withdrawn from the Plan pursuant to the provisions of paragraph 9 hereof. Further, notwithstanding the preceding provisions of this subparagraph 7(e), if a participant takes a leave of absence that is described in the first or third sentence of this subparagraph 7(e) and such leave of absence exceeds the Maximum Period, then he shall be withdrawn from the Plan pursuant to the provisions of paragraph 9 hereof on the day immediately following the last day of the Maximum Period. For purposes of the preceding sentence, the term "Maximum Period" shall mean, with respect to a participant, the three-month period beginning on the first day of the participant's leave of absence; provided, however, that if the participant's right to reemployment by the Company (or a parent or subsidiary corporation of the Company) is provided either by statute or contract, then such three-month period shall be extended until the last day upon which such reemployment rights are so provided.

        (f)    Continuing Election.    Subject to the limitation set forth in subparagraph 7(d), a participant (i) who has elected to participate in the Plan pursuant to subparagraph 7(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant on or before the deadline for such change or revocation prescribed by the Committee shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by subparagraph 7(d) shall recommence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to paragraph 7, withdraws from the Plan as provided in paragraph 9, or is terminated from participation in the Plan as provided in paragraph 10.

        8.    Exercise of Options.

        (a)    General Statement.    Subject to the limitation set forth in subparagraph 7(d), each participant in the Plan automatically and without any act on his part shall be deemed to have exercised his option on each Date of Exercise to the extent of his unused payroll deductions under the Plan and to the extent the issuance of Stock to such participant upon such exercise is lawful. If the total number of shares of Stock for which options

 C-4          2015 Proxy Statement

are exercised on any Date of Exercise exceeds the maximum number of shares then available for sale under the Plan, the Company shall allocate the remaining shares by reducing participants' designated payroll deduction authorization percentages in order of the highest percentages until the excess is eliminated, and any remaining balance of payroll deductions credited to the account of a participant under the Plan shall be refunded to him promptly.

        (b)    "Option Price" Defined.    The term "Option Price" shall mean the per share price of Stock to be paid by each participant on each exercise of his option, which price shall be equal to 85% of the fair market value of the Stock on the Date of Exercise or on the Date of Grant, whichever amount is less. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the New York Stock Exchange, Inc. on that date (or, if no shares of Stock have been traded on that date, on the next regular business date on which shares of the Stock are so traded). Notwithstanding any provision of the Plan to the contrary, prior to the commencement of any Option Period, the Committee in its discretion may establish a minimum exercise price for such Option Period to the effect that if the Option Price for such Option Period is less than such minimum exercise price, then each participant shall be deemed to have withdrawn from the Plan pursuant to paragraph 9 immediately prior to the Date of Exercise of such Offering Period; provided, however, that a participant's payroll deduction authorization shall not be terminated with respect to the Date of Grant of any subsequent Option Period by reason of any such deemed withdrawal. Any such minimum exercise price shall be subject to adjustment in the same manner as provided in paragraph 13 with respect to the number of shares subject to the Plan, the maximum number of shares that may be subject to any option and the number and Option Price of shares subject to options outstanding under the Plan.

        (c)    Delivery of Shares.    As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the participants hereunder. Any remaining amount representing a fractional share shall not be certificated (or otherwise so credited) and such remaining amount shall be paid in cash to the custodian. As soon as administratively practicable following each Date of Exercise, such custodian shall transfer the number of shares of Stock purchased by each participant on such Date of Exercise to the brokerage account established with such custodian on behalf of such participant. At the time of delivery of the shares into a participant's brokerage account with the custodian, any fractional share shall be converted to cash based on the fair market value of the Stock on the date of delivery and such cash shall be paid to the participant. Such custodian shall keep accurate records of the brokerage accounts of each participant under the Plan, and shall provide each eligible employee with quarterly or such other periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign) authority which the Company's General Counsel or his designee deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the Plan which would have otherwise been used upon exercise of the relevant option.

        (d)    Restrictions on Sale and Transfer.    The Committee may from time to time specify with respect to a particular grant of options the Restriction Period that shall apply to the shares of Stock acquired pursuant to such options. Unless otherwise specified by the Committee, the Restriction Period applicable to shares of Stock acquired under the Plan shall be a period of 180 days after the Date of Exercise of the options pursuant to which such shares were acquired. Except as hereinafter provided, during the Restriction Period applicable to shares of Stock acquired under the Plan during a particular Option Period, such shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the participant who has purchased such shares; provided, however, that such Sale Restrictions shall not apply to the transfer, exchange or conversion of such shares of Stock pursuant to a merger, consolidation or other plan

     2015 Proxy Statement    C-5

of reorganization of the Company, but the stock, securities or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same Sale Restrictions applicable to the original shares of Stock, and shall be held in the participants' accounts, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, the Sale Restrictions shall cease to apply and the optionee may, pursuant to procedures established by the Committee and the custodian, direct the sale of some or all of the whole shares of Stock in his Company stock account that are not then subject to Sale Restrictions and request payment of the net proceeds from such sale. Upon the termination of the participant's employment with the Company and its parent or subsidiary corporations for any reason whatsoever, the Sale Restrictions shall continue to apply with respect to all shares of Stock purchased by such participant until the end of the applicable Restriction Period(s) with respect to such shares. Following the expiration of the applicable Restriction Period(s), unless sold by the custodian in accordance with the participant's direction, the shares of Stock in a participant's account shall be held by the custodian and may not be transferred on behalf of the participant for a period of two years following the respective Date(s) of Grant. For the avoidance of doubt, subject to paragraph 17, a participant (or, in the event of his death, his beneficiaries) may direct that the custodian sell such shares of Stock during the Custodian Retention Period. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the restrictions set forth in this subparagraph 8(d) and to assure compliance with applicable laws.

        9.    Withdrawal from the Plan.

        (a)    General Statement.    Any participant may withdraw in whole from the Plan at any time on or before the fifteenth day of the last month of a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company (which may be in electronic or telephonic form). The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

        (b)    Eligibility Following Withdrawal.    A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

        10.    Termination of Employment.    If the employment of a participant terminates for any reason whatsoever, then his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon his interest in unexercised options under the Plan shall terminate. Notwithstanding the foregoing, shares of Stock purchased by the participant upon Exercise Dates preceding the date of the termination of his employment shall remain subject to the applicable Restriction Period(s) and subsequent Custodian Retention Period(s) in accordance with subparagraph 8(d).

        11.    Restriction Upon Assignment of Option.    An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

        12.    No Rights of Stockholder Until Exercise of Option.    With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder, until such option has been exercised and a Stock certificate has been delivered to him (or a share of Stock otherwise credited to his account under the Plan). With respect to an individual's Stock held by the custodian pursuant to subparagraph 8(d), the custodian shall, automatically reinvest in

 C-6          2015 Proxy Statement

additional shares of Stock for such individual's account any cash dividends received by the custodian and attributable to such Stock and shall, in accordance with procedures adopted by the custodian, facilitate the individual's voting rights attributable to shares held in the individual's account with the custodian.

        13.    Changes in Stock; Adjustments.    Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Committee to prevent the dilution or enlargement of rights by adjusting accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

        If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date any unexercised options shall expire and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

        14.    Use of Funds; No Interest Paid.    All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid or credited to any participant.

        15.    Term of the Plan.    The Plan, as amended and restated by this instrument, shall be effective upon the date of its adoption by the Board; provided; however, that no options granted under this Plan shall be exercised until the Plan has been approved by the shareholders of the Company, which shareholder approval must be completed within 12 months of the date the Plan was approved by the Board or the Plan shall become void and of no further effect, no options may be exercised under the Plan as so amended, and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan to the extent such participant's options were granted under the Plan as so amended; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 16, the Plan shall terminate upon and no further payroll deductions shall be made and no further options shall be granted after May 19, 2025.

        16.    Amendment or Termination of the Plan.    The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board and the Committee shall each have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would impair the rights of the optionee without the consent of such optionee; and provided, further, that without stockholder approval as required under Treasury Regulation § 1.423-2(c) (or any applicable successor regulations) Board and the Committee may not amend the Plan to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), change the class of corporations whose employees may receive options under the Plan or the class of eligible employees, extend the term of the Plan, or otherwise cause options issued under the Plan to fail to meet the requirements of employee stock purchase options as defined in Section 423 of the Code.

        17.    Securities Laws.    The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or

     2015 Proxy Statement    C-7

requirements available for the offer, issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        18.    No Restriction on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

        19.    Miscellaneous Provisions.

        (a)    Parent and Subsidiary Corporations.    For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) or (f) of the Code.

        (b)    Number and Gender.    Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

        (c)    Headings.    The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

        (d)    Not a Contract of Employment.    The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The rights and obligations under any participant's terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

        (e)    Compliance with Applicable Laws.    The Company's obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

        (f)    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

 C-8          2015 Proxy Statement

        (g)    Electronic and/or Telephonic Documentation and Submission.    Any of the payroll deduction authorizations, enrollment documents and any other forms and designations referenced in the Plan and their submission may be electronic and/or telephonic, as directed by the Committee.

        (h)    Governing Law.    All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law. With respect to all options granted to persons in the United Kingdom, and only such options, the Company or a Participating Company may, without the need for authority or consent, withhold any amount and make any arrangement it considers necessary to meet any liability of the participant to taxation or National Insurance (social security) in connection with the grant, exercise or cancellation of an option and the participant may be required to agree to the transfer to him of any secondary National Insurance contributions for which the Company, a Participating Company or any other person (other than the participant) is liable for as a consequence of the grant exercise, release or assignment of an option.

        (i)    Tax Withholding.    At the time an option under the Plan is exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's (or a Participating Company's) federal, state or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Stock. At any time, the Company (or a Participating Company) may withhold from the participant's compensation the amount necessary for the Company (or a Participating Company) to meet any applicable withholding obligations, including without limitation any withholding required to make available to the Company (or a Participating Company) any tax deductions or benefits attributable to the sale or disposition of Stock purchased by the participant under the Plan.

     2015 Proxy Statement    C-9

GROUP 1 AUTOMOTIVE

www.group1auto.com

DIGITAL
MARKETING

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000240475_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Doyle L. Arnold 02 Earl J. Hesterberg GROUP 1 AUTOMOTIVE, INC. 800 Gessner Suite 500 HOUSTON, TX 77024 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 18, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 18, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5. For Against Abstain 2. Approval of Amendment to Restated Certificate of Incorporation to declassify the Board of Directors 3. Advisory approval of the Company's executive compensation 4. Approval of the Group 1 Automotive, Inc. Employee Stock Purchase Plan 5 Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015 NOTE: In their discretion, such attorney-in-fact and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000240475_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report to Stockholders for the fiscal year ended December 31, 2014 is/are available at www.proxyvote.com . GROUP 1 AUTOMOTIVE, INC. ANNUAL MEETING OF STOCKHOLDERS - MAY 19, 2015 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby revokes all prior proxies and appoints Earl J. Hesterberg and John C. Rickel, and each of them, as proxies with full power of substitution, to represent and to vote all shares of common stock of Group 1 Automotive, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on May 19, 2015 at 10:00 a.m., Central Daylight Time at Sterling McCall Lexus, 10025 Southwest Freeway, Houston, Texas, and at any adjournment or postponement thereof, on any matter properly coming before the meeting, and specifically the matters described on the reverse side hereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR the nominees set forth in proposal 1, FOR proposal 2, FOR proposal 3, FOR proposal 4 and FOR proposal 5. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the 2015 Annual Meeting of Stockholders or at any adjournment or postponement thereof. Please see the accompanying proxy statement for additional details. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side